UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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OIL STATES INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT	2018

OIL STATES INTERNATIONAL, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 8, 2018

To the Stockholders of Oil States International, Inc.:

You are invited to our 2018 Annual Meeting of Stockholders of Oil States International, Inc., a Delaware corporation (the “Company”), which will be held at the Two Allen Center, 1200 Smith Street, 12th Floor, Forum Room, Houston, Texas, 77002, on the 8th day of May, 2018 at 9:00 a.m. central daylight time (the “Annual Meeting”), for the following purposes:

•	To elect the two (2) Class II members of the Board of Directors named in the Proxy Statement to serve until the 2021 Annual Meeting of Stockholders (Item 1 - see page 10);
•	To conduct an advisory vote to approve executive compensation (Item 2 - see page 25);
•	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018 (Item 3 - see page 47);
•	To approve the Oil States International, Inc. 2018 Equity Participation Plan (Item 4 - see page 49); and
•	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors unanimously recommends that you vote FOR items 1, 2, 3 and 4.

The Company has fixed the close of business on March 14, 2018 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. It is important that your shares be represented and voted at the meeting. Please complete, sign and return a proxy card, or use the telephone or internet voting systems.

A copy of the 2017 Annual Review and 2017 Annual Report on Form 10-K accompanies this Notice and Proxy Statement and is available on the website listed below.

By Order of the Board of Directors

Sincerely,

William E. Maxwell
Corporate Secretary
Houston, Texas
March 23, 2018

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 8, 2018: A COPY OF THIS PROXY STATEMENT, PROXY VOTING CARD, THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2017, AND THE COMPANY’S 2017 ANNUAL REVIEW ARE AVAILABLE AT HTTP://WWW.IR.OILSTATESINTL.COM/PROXY.CFM

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4    2018 Proxy Statement

PROXY SUMMARY

This summary provides only a brief outline of selected information contained elsewhere in this Proxy Statement and does not provide a full and complete discussion of the information you should consider. Before voting on the items to be presented at the 2018 Annual Meeting of Stockholders (the “Annual Meeting”), you should review the entire Proxy Statement carefully. References to “Oil States,” “we,” “us,” “our” and the “Company” mean Oil States International, Inc. and its consolidated subsidiaries, unless the context otherwise indicates or requires. For more complete information regarding our 2017 performance, please review the Company’s 2017 Annual Report on Form 10-K

(the “Form 10-K”).

The 2017 Annual Review and the Company’s 2017 Annual Report on Form 10-K are being provided to stockholders together with this Proxy Statement and form of proxy beginning on March 23, 2018.

2018 ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	Tuesday, May 8, 2018, 9:00 a.m. (Central Daylight Time)
Location:	Two Allen Center, 1200 Smith Street, 12th Floor (Forum Room), Houston, Texas 77002
Record Date:	March 14, 2018

Voting Methods:

If you are a stockholder of record, you may vote using one of the following options. In all cases, please have your proxy card in hand and follow the instructions.

IN PERSON	BY MAIL	BY PHONE	BY INTERNET

Attend the annual meeting in Houston, Texas	Follow the instructions to mark, sign and date your proxy card	Use any touch-tone telephone to transmit your voting instructions 1-800-652-VOTE(8683)	Use the internet to transmit your voting instructions www.investorvote.com/OIS

The telephone and internet voting deadline for the Annual Meeting is 10:59 p.m. central daylight time on May 7, 2018. If you are a beneficial holder (e.g., you hold your shares in street name), you should follow the instructions in the voting instruction form provided by your broker or bank in order to vote.

ITEM 1

To elect two (2) Class II members of the Board of Directors named in this Proxy Statement to serve until the 2021 Annual Meeting of Stockholders.

The term of the two current Class II directors will expire at the Annual Meeting. As further described beginning on page 10 of this Proxy Statement, the Board of Directors is currently comprised of eight members. The eight members are divided into three classes having three members in each of Class I and Class III, and two members in Class II. Each class is elected for a term of three years, so that the term of one class of directors expires at each Annual Meeting of Stockholders.

The Board of Directors recommends that stockholders vote “FOR” the election of each of the Class II director nominees named below.

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PROXY SUMMARY

The Oil States Board of Directors

Set forth below are the names of, and certain information with respect to, the Company’s directors, including the two nominees for election to the Class II positions on the Board of Directors as of March 23, 2018.

					Committees
Name and Principal Occupation	Age	Director Since	Independent	Other Current Public Company Boards	Audit	Compensation	Nominating & Corporate Governance
Class II Directors (Nominees to serve until 2021)
S. James Nelson, Jr. Former Vice Chairman, Cal Dive International, Inc. (now Helix Energy Solutions Group, Inc.)	75	2004	Yes	• ION Geophysical Corp. • W&T Offshore, Inc.	Member
William T. Van Kleef Former Executive Vice President and Chief Operating Officer, Tesoro Corporation	66	2006	Yes	• Noble Energy, Inc.	Chair
Class III Directors (Term Expiring in 2019)
Mark G. Papa Chairman, Oil States International, Inc. Chairman and Chief Executive Officer, Centennial Resource Development, Inc. Advisor, Riverstone Holdings LLC Former Chairman and Chief Executive Officer, EOG Resources, Inc.	71	2001	Yes	• Chairman, Centennial Resource Development, Inc.		Member	Member
Robert L. Potter (1) Former President, FMC Technologies, Inc.	67	2017	Yes	• None		Chair	Member
Stephen A. Wells	74	1996	Yes	• None		Member	Chair
Former Chairman, Oil States International, Inc.

President, Wells Resources, Inc.
Class I Directors (Term Expiring in 2020)
Lawrence R. Dickerson (2) Former Director, President and Chief Executive Officer, Diamond Offshore Drilling, Inc.	65	2014	Yes	• Murphy Oil Corporation • Chairman, Great Lakes Dredge & Dock Company		Member
Christopher T. Seaver Former Chairman and Chief Executive Officer, Hydril Company	69	2008	Yes	• Exterran Corporation • Chairman, McCoy Global Inc.	Member
Cindy B. Taylor President and Chief Executive Officer, Oil States International, Inc.	56	2007	No	• AT&T Inc.

(1)	Mr. Potter served on the Audit Committee from his appointment in July 2017 to February 2018, at which time he rotated off the Audit Committee to become the Chair of the Compensation Committee. Mr. Potter was appointed to serve on the Nominating & Corporate Governance Committee in July 2017 and continues to serve in that capacity.

(2)	Mr. Dickerson rotated from the Audit Committee to the Compensation Committee in July 2017.

6    2018 Proxy Statement

PROXY SUMMARY

Corporate Governance

Oil States has implemented corporate governance policies and guidelines that the Board believes are consistent with Oil States’ values, and that promote the effective functioning of the Board, its committees and the Company. The Corporate Governance section of this Proxy Statement beginning on page 17 describes our governance framework, which includes the following:

Board and Governance Information
Size of Board	8	Board Risk Assessment Oversight	Yes
Number of Independent Directors	7	Code of Conduct for Directors, Officers and Employees	Yes
Separate Chair and CEO	Yes	Incentive Compensation Clawback Policy	Yes
Board Meetings Held in 2017	8	Stock Ownership Guidelines for Directors and Executive Officers	Yes
Independent Directors Meet in Executive Session	Yes	Anti-Hedging and Pledging Policies	Yes
Annual Board and Committee Evaluations	Yes	Financial Code of Ethics for Senior Officers	Yes

ITEM 2

To conduct an advisory vote to approve executive compensation.

The Board of Directors believes Oil States’ executive compensation program closely links executive compensation to the execution of our strategy and accomplishment of our goals that coincide with stockholder objectives. We recommend that you review our Compensation Discussion and Analysis beginning on page 26, which explains in greater detail our executive compensation programs. While the outcome of this proposal is non-binding, the Board of Directors and Compensation Committee will consider the outcome of the vote when making future compensation decisions.

The Board of Directors recommends a vote “FOR” the adoption, on an advisory basis, of the resolution approving the compensation of our Named Executive Officers.

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PROXY SUMMARY

Our Compensation Philosophy

The Company’s philosophy regarding the executive compensation program for our Named Executive Officers (together referred to as the “NEOs”) and other senior managers has been to design a compensation package that provides competitive base salary levels and compensation incentives that (i) attract and retain individuals of outstanding ability in these key positions, (ii) recognize corporate performance relative to established goals and the performance of the Company relative to the performance of other companies of comparable size, complexity and quality and against budget goals, and (iii) support both the short-term and long-term strategic goals of the Company. Oil States’ compensation programs are designed to provide compensation that:

In order to further its pay-for-performance goal, the Compensation Committee has determined it appropriate to deliver a significant portion of executive compensation as performance-based compensation, including both short- and long-term incentives. The following charts depict elements of the target compensation for the CEO and collectively for the other Named Executive Officers of the Company.

Reported versus Realized Values of Executive Compensation

The Compensation Committee is committed to targeting reasonable and competitive compensation for the NEOs. Because a significant portion of the NEOs’ compensation is performance-based (79% to 84% as shown above), the target values established may vary substantially from the actual pay that may be realized.

“Reported compensation” is the total compensation that is reported in the summary compensation table of our Proxy Statement. “Realized compensation” for any given year is calculated by adding together: actual base salary paid, total annual non-equity incentive plan compensation paid, the value of service-based and performance-based restricted stock awards that vested during the year based on the closing price of the Company’s common stock on the day of vesting, the value of any stock options that were exercised in that year based on the actual price of the Company’s common stock at the time of exercise as compared to the grant date exercise price of the option, and the actual value of all other compensation earned in the year.

8    2018 Proxy Statement

PROXY SUMMARY

The following table summarizes reported values for our CEO and collectively for the other NEOs compensation, as compared to realized values as of December 31, 2016 and 2017 (in thousands):

(1)	Our CEO’s 2016 realized compensation included $1.1 million related to the vested value of performance-based equity awards granted in 2013 that were converted into time-based restricted stock awards in connection with the 2014 spinoff of our accommodations business. Reported and realized non-equity incentive plan compensation for the Company’s CEO was $0.4 million in 2016 and $1.1 million in 2017.

(2)	Our other NEOs’ 2016 realized compensation included $0.9 million related to the vested value of performance-based equity awards granted in 2013 that were converted into time-based restricted stock awards in connection with the 2014 spinoff of our accommodations business. Reported and realized non- equity incentive plan compensation for the Company’s other NEOs was $0.8 million in 2016 and $1.6 million in 2017.

ITEM 3

To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

As further detailed beginning on page 47, our Board of Directors has ratified our Audit Committee’s appointment of Ernst & Young LLP as Oil States’ independent registered public accounting firm for the year ending December 31, 2018, and, as a matter of good governance, we are seeking stockholder ratification of that appointment.

The Board of Directors recommends a vote “FOR” this item.

ITEM 4

To approve the Oil States International, Inc. 2018 Equity Participation Plan.

The Board believes that a stock ownership promotes the alignment of interests of our employees and directors, with those of our stockholders.

As further detailed beginning on page 49, we are asking our stockholders to approve the Oil States International, Inc. 2018 Equity Participation Plan (the “Plan”) to replace the Oil States International, Inc. 2001 Equity Participation Plan (the “Prior Plan”). On February 14, 2018, our Board of Directors adopted, subject to stockholder approval, the Plan reserving two million shares for issuance pursuant to awards thereunder. A total of 870,537 shares remain available for issuance under the Prior Plan as of December 31, 2017 (470,080 as of February 28, 2018). The proposed adoption of the Plan will allow us to continue to fully utilize equity incentive compensation as a means of aligning the interests of participants with those of our stockholders and providing participants with further incentives for outstanding performance. As a result, we believe strongly that the adoption of the Plan is important to our ability to recruit and retain executive officers, directors and key employees with outstanding ability and experience, and to our long-term growth and financial success.

The Board of Directors recommends a vote “FOR” the approval of Oil States International, Inc. 2018 Equity Participation Plan.

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ITEM 1: ELECTION OF DIRECTORS

The Board of Directors is currently comprised of eight members. The eight members are divided into three classes having three members in each of Class I and Class III, and two members in Class II. Each class is elected for a term of three years, so that the term of one class of directors expires at each Annual Meeting of Stockholders.

The term of the two current Class II directors will expire at the Annual Meeting. The term of the Class III directors will expire at the 2019 Annual Meeting of Stockholders, and the term of the Class I directors will expire at the 2020 Annual Meeting of Stockholders.

NOMINEES

Two directors are to be elected to serve as Class II directors at the Annual Meeting. Based on the recommendation of our Nominating & Corporate Governance Committee, the Board of Directors has nominated S. James Nelson, Jr. and William T. Van Kleef to fill the two expiring Class II positions on the Board of Directors, to hold office for three-year terms expiring at the Annual Meeting of Stockholders in 2021, and until their respective successors have been duly elected and qualified, or until their earlier death, resignation or removal. Each of the director nominees, Messrs. Nelson and Van Kleef presently serve as Class II directors. Stockholder nominations will not be accepted for filling Board of Directors seats at the Annual Meeting because our bylaws require advance notice for such a nomination, the time for which has passed. Our Board of Directors has determined that Messrs. Nelson and Van Kleef are “independent” as that term is defined by the applicable New York Stock Exchange (the “NYSE”) listing standards. See “— Director Independence” below for a discussion of director independence determinations. The proxy (unless otherwise directed, revoked or suspended) will be voted FOR the election of the two nominees for director.

There are no family relationships among executive officers and/or the directors of the Company.

VOTE REQUIRED

A plurality of votes cast is required for the election of directors. Both abstentions and broker non-votes will not have any effect on the outcome of voting on director elections. If any nominee should be unable to serve as a director, the shares represented by proxies will be voted for the election of a substitute nominated by the Board of Directors to replace such nominee.

DIRECTOR RESIGNATION POLICY

Our Corporate Governance Guidelines provide that in an uncontested election, any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” such election (a “Majority Withheld Vote”) shall promptly tender his or her resignation for consideration by the Nominating & Corporate Governance Committee following certification of the stockholder vote.

The Nominating & Corporate Governance Committee shall promptly consider the resignation offer and make a recommendation to the Board as to whether the resignation should be accepted. In making this recommendation, the Nominating & Corporate Governance Committee will consider all factors deemed relevant by its members including, without limitation: (1) the underlying reasons why stockholders may have “withheld” votes for election from such director, if known; (2) the length of service and qualifications of the director whose resignation has been tendered; (3) the director’s past and potential future contributions to the Company; (4) the current mix of skills and attributes of directors on the Board; (5) whether, by accepting the resignation, the Company will no longer be in compliance with any applicable law, rule, regulation, or governing instrument; and (6) whether accepting the resignation would be in the best interests of the Company and its stockholders.

Any director who changes his or her employer or otherwise has a significant change in job responsibilities shall give written notice to the Nominating & Corporate Governance Committee, specifying the details, as soon as feasible. Any director who changes his or her employer or otherwise has a significant change in job responsibilities shall also proffer his or her resignation to the Board. The Board, through the Nominating & Corporate Governance Committee, shall review the matter in order to evaluate the continued appropriateness of such director’s membership on the Board and each applicable Board committee under these circumstances, taking into account all relevant factors and may accept or reject a proffered resignation.

The Board of Directors recommends that stockholders vote “FOR” the election of each of the director nominees.

10    2018 Proxy Statement

ITEM 1

NOMINEES AND DIRECTORS CONTINUING IN OFFICE

Set forth below are the names of, and certain information with respect to, the Company’s directors, including the two nominees for election to the Class II positions on the Board of Directors as of March 23, 2018.

Nominees for Re-Election for a Term Expiring in 2021 (Class II Directors)

S. JAMES NELSON, JR.	Age: 75 Director since: 2004

Independent Director Nominee

In 2004, S. James Nelson, Jr. retired, after 15 years of service, from Cal Dive International, Inc. (now known as Helix Energy Solutions Group, Inc. (NYSE:HLX), a marine contractor and operator of offshore production facilities, where he was a founding stockholder and director from 1990 to 2004, Chief Financial Officer from 1990 to 2000, and Vice Chairman from 2000 to 2004. From 1985 to 1988, Mr. Nelson was a Senior Vice President and Chief Financial Officer of Diversified Energies, Inc. From 1980 to 1985, Mr. Nelson served as Chief Financial Officer of Apache Corporation (NYSE: APA), an oil and gas exploration and production company. From 1966 to 1980, Mr. Nelson was employed with Arthur Andersen L.L.P., where, from 1976 to 1980, he was a partner serving on the firm’s worldwide oil and gas industry team. Mr. Nelson is a director and a member of the audit committee of ION Geophysical Corp. (NYSE: IO), a seismic services provider; and a director of W&T Offshore, Inc. (NYSE: WTI), an oil and gas exploration and production company where he is also a member of the audit and governance committees. From 2010 to 2012 he was a member of the board of directors and audit and compensation committees of Genesis Energy, L.P. (NYSE: GEL), a U.S-based mid-stream pipeline transportation, refinery services, industrial gases and supply and logistics master limited partnership. From 2005 to 2008, he was a member of the board of directors and audit and compensation committees of Quintana Maritime Ltd., an international provider of dry bulk cargo marine transportation services. He received a B.S. in Accounting from Holy Cross College and a M.B.A. degree from Harvard University. Mr. Nelson is also a Certified Public Accountant.

Committees: Audit

WILLIAM T. VAN KLEEF	Age: 66 Director since: 2006

Independent Director Nominee

William T. Van Kleef served in executive management positions at Tesoro Corporation (“Tesoro”) (NYSE: TSO) from 1993 until he retired in March 2005, most recently serving as Tesoro’s Executive Vice President and Chief Operating Officer. During his tenure at Tesoro, Mr. Van Kleef held various positions, including President, Tesoro Refining and Marketing, and Executive Vice President and Chief Financial Officer. Before joining Tesoro, Mr. Van Kleef, a Certified Public Accountant, served in various financial and accounting positions with Damson Oil from 1982 to 1991 most recently as Senior Vice President and Chief Financial Officer. Mr. Van Kleef serves on the board of directors, and is Chairman of the audit committee as well as a member of the corporate governance and nominating committee of Noble Energy, Inc. (NYSE: NBL), an independent oil and gas company.

Committees: Audit (Chair)

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ITEM 1

Directors Continuing in Office

Class III Directors (Term Expiring in 2019)

MARK G. PAPA	Age: 71 Director since: 2001 (Independent Chairman since February 2016)

Independent Chairman of the Board

Mark G. Papa served as Chairman of the Board and Chief Executive Officer of EOG Resources, Inc. (NYSE: EOG), an oil and gas exploration and production company, from August 1999 until December 2013 when he retired. He served as a member of EOG’s Board of Directors until December 2014. From February 1994 to August 1999, he held a number of management positions with EOG Resources, Inc. Mr. Papa is currently an Advisor with Riverstone Holdings LLC as well as Chief Executive Officer and Chairman of the Board of Centennial Resource Development, Inc. (NASDAQ: CDEV), an independent oil producer. He has a petroleum engineering degree from the University of Pittsburgh and a M.B.A. degree from the University of Houston.

Committees: Compensation, Nominating & Corporate Governance

ROBERT L. POTTER	Age: 67 Director since: July 2017

Independent Director

Robert L. Potter served as President of FMC Technologies, Inc., a global provider of technology solutions for the energy industry, from August 2012 until November 2013 when he retired. Mr. Potter joined FMC in 1973 after his graduation from Rice University with a degree in Commerce. He served in a number of sales management roles in North America and overseas (Middle East, Europe, and Africa). Subsequently, he held numerous operations management roles responsible for multiple manufacturing facilities throughout North and South America. In 2001, Mr. Potter was appointed as Vice President of Energy Processing and corporate officer following FMC Technologies split from FMC Corporation. In that role, Mr. Potter was responsible for multiple global businesses focused on downstream energy applications. In 2007, he was appointed Senior Vice President of Energy Processing and Global Surface Wellhead and then in 2010 to Executive Vice President of Energy Systems where he was responsible for FMC’s upstream and downstream portfolio. Mr. Potter previously served on the compensation committee and nominating and governance committee of Tidewater, Inc. Mr. Potter is a former chairman of the board for the Petroleum Equipment & Services Association and a former member of the board of directors of the National Ocean Industries Association. He is a current member of the Council of Overseers for the Jones Graduate School of Business at Rice University.

Committees: Compensation (Chair) as of February 2018, Nominating & Corporate Governance, Audit from July 2017 to February 2018

12    2018 Proxy Statement

ITEM 1

STEPHEN A. WELLS	Age: 74 Director since: 1996 (served as Independent Chairman from May 2006 to February 2016)

Independent Director

Stephen A. Wells is the President of Wells Resources, Inc., a privately-owned oil, natural gas and ranching company, and has served in that position since 1983. From October 1993 to February 1996, he was a director and Chief Executive Officer of Coastwide Energy Services, Inc., a Gulf Coast marine terminal operator. From March 1992 to September 1994, he was a director and Chief Executive Officer of Grasso Corporation, an oil and gas production management services company. Mr. Wells served as a director and a member of the audit and executive committees of Pogo Producing Company, an oil and gas exploration and production company until it was acquired in November 2007.

Committees: Compensation, Nominating & Corporate Governance (Chair)

Class I Directors (Term Expiring in 2020)

LAWRENCE R. DICKERSON	Age: 65 Director since: 2014

Independent Director

Lawrence R. Dickerson is the retired President and Chief Executive Officer of Diamond Offshore Drilling, Inc. (NYSE:DO). During his 34-year career at Diamond, Mr. Dickerson held a number of senior positions, including Chief Operating Officer and Chief Financial Officer. Previously, he was a director of Global Industries, Ltd. where he served as chairman of the audit and compensation committees and was the Chairman of Hercules Offshore, Inc., a now liquidated offshore drilling contractor. Mr. Dickerson is currently a director of Murphy Oil Corporation (NYSE:MUR), an independent oil and gas company. He has been a director of Great Lakes Dredge & Dock Company (NASDAQ: GLDO), a marine dredge engineering company, since January 2017 and was elected to Chairman effective February 1, 2018. He holds a BBA from the University of Texas and he is a Certified Public Accountant.

Committees: Compensation as of July 2017, Audit until July 2017

CHRISTOPHER T. SEAVER	Age: 69 Director since: 2008

Independent Director

Christopher T. Seaver served as the President and Chief Executive Officer and a director of Hydril Company (“Hydril”) from February 1997 until Hydril was acquired in May 2007, at which point he retired. Mr. Seaver served as Chairman of Hydril from November 2006 to May 2007. From 1993 until 1997, Mr. Seaver served as President of Hydril. Mr. Seaver joined Hydril in 1985 and served as Executive Vice President in charge of Hydril’s premium connection and pressure control businesses prior to February 1993. Prior to joining Hydril, Mr. Seaver was a corporate and securities attorney for Paul, Hastings, Janofsky & Walker, and was a Foreign Service Officer in the U.S. Department of State with postings in Kinshasa, Republic of Congo and Bogota, Colombia. Mr. Seaver was a director and member of the audit and nominating & corporate governance committees of Exterran Holdings, Inc., a company that sells, operates and maintains compression equipment used in the oil and gas industry worldwide, from October 2008 until November 2015, when Exterran Holdings, Inc. spun out Exterran Corporation (NYSE: EXTN). Mr. Seaver became a director of Exterran Corporation in October 2015 and currently serves on the audit, compensation and nominating & corporate governance committees. Since December 2010, Mr. Seaver has served on the board of directors of McCoy Global Inc. (TSX: MCB) and served on the audit committee until becoming Chairman in May 2014. McCoy Global Inc. manufactures pipe handling equipment, principally tongs, for the oil and gas sector in Canada and internationally. He holds a B.A. in economics from Yale University and M.B.A. and J.D. degrees from Stanford University.

Committees: Audit

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ITEM 1

CINDY B. TAYLOR	Age: 56 Director since: 2007

Executive Director

Cindy B. Taylor is the Chief Executive Officer and President of Oil States and is a member of the Company’s Board of Directors. She has held these positions for 11 years since assuming the role in May 2007. From May 2006 until May 2007, Mrs. Taylor served as President and Chief Operating Officer of Oil States. From May 2000 until May 2006, Mrs. Taylor was the Senior Vice President—Chief Financial Officer and Treasurer. From August 1999 to May 2000, Mrs. Taylor was the Chief Financial Officer of L.E. Simmons & Associates, Incorporated. Mrs. Taylor served as the Vice President—Controller of Cliffs Drilling Company from July 1992 to August 1999 and held various management positions with Ernst & Young LLP, a public accounting firm, from January 1984 to July 1992. She received a B.B.A. degree from Texas A&M University and is a Certified Public Accountant. Mrs. Taylor is currently a director of AT&T Inc. (NYSE: T), a global telecommunications and entertainment company, and is a member of its public policy and corporate reputation committee in addition to its audit committee.

Committees: None

Executive Officers

The following profiles provide the relevant experience, age and tenure with the Company as of March 23, 2018 of our Chief Financial Officer and other executive officers of the Company. Information with respect to our Chief Executive Officer is included above.

LLOYD A. HAJDIK	Age: 52

Executive Vice President, Chief Financial Officer & Treasurer

Lloyd A. Hajdik joined the Company in December 2013. He has served as our Executive Vice President, Chief Financial Officer and Treasurer since May 2016 and as our Senior Vice President, Chief Financial Officer and Treasurer from December 2013 to May 2016. Prior to joining the Company, he served as the Chief Financial Officer of GR Energy Services, LLC, a privately-held oilfield services entity, from September to November 2013, and Senior Vice President – Finance and Chief Accounting Officer of Helix Energy Solutions Group, Inc. (“Helix”) from November 2008 to April 2013. Mr. Hajdik joined Helix in December 2003 as Vice President and Corporate Controller and was named Chief Accounting Officer in February 2004 and continued in that role until April 2013. Prior to joining Helix, Mr. Hajdik served in a variety of accounting and finance related roles of increasing responsibility with Houston-based companies, including NL Industries, Inc., Compaq Computer Corporation (now Hewlett Packard), Halliburton’s Baroid Drilling Fluids and Zonal Isolation product service lines, Cliffs Drilling Company and Shell Oil Company. Mr. Hajdik was with Ernst & Young LLP in the audit practice from 1989 to 1995. Mr. Hajdik graduated Cum Laude from Texas State University receiving a Bachelor of Business Administration degree. Mr. Hajdik is a Certified Public Accountant and a member of the Texas Society of CPAs, the American Institute of Certified Public Accountants and Financial Executives International.

14    2018 Proxy Statement

ITEM 1

CHRISTOPHER E. CRAGG	Age: 56

Executive Vice President, Operations

Christopher E. Cragg joined the Company in February 2001 as Vice President – Tubular. He has served as Executive Vice President, Operations of the Company since May 2016 and as Senior Vice President of Operations from May 2006 to May 2016. Mr. Cragg was Executive Vice President—Chief Financial Officer of Sooner Inc., a predecessor of our Company (“Sooner”), from December 1999 to February 2001. Mr. Cragg also served as President of Sooner from October 2003 until May 2006. From April 1994 to June 1999, he was Vice President and Controller of Ocean Energy, Inc., an independent oil and gas exploration and production company, and its predecessor companies. Mr. Cragg served as Manager—Internal Audit with Cooper Industries, a manufacturer of diversified products, from April 1993 to April 1994 and as a senior manager with Price Waterhouse, a public accounting firm, from August 1983 to April 1993. Mr. Cragg is a director and serves on the audit and compensation committees and, beginning in February 2011, as Chairman of the compensation committee of Powell Industries, Inc. (NASDAQ: POWL), a company that manufactures and services electrical energy systems. Mr. Cragg was elected to the Board of Trustees of Southwestern University in June 2015. Mr. Cragg is past Chairman of the Petroleum Equipment & Services Association and currently serves as a director. He graduated Cum Laude with a B.B.A. degree from Southwestern University and is a Certified Public Accountant.

LIAS J. “JEFF” STEEN	Age: 59

Executive Vice President, Human Resources and Legal

Lias J. “Jeff” Steen joined the Company in June 2008. He has served as Executive Vice President, Human Resources and Legal since May 2016 and as Senior Vice President, Human Resources and Legal from February 2011 to May 2016. From June 2008 to February 2011, Mr. Steen served as Vice President, Human Resources and Legal. A native of Cuero, Texas, Mr. Steen has been involved in the energy service business in various capacities since 1978, starting his career as a petroleum landman. Mr. Steen spent 10 years with Camco International, Inc. as Assistant General Counsel and General Counsel. Following his tenure at Camco, Mr. Steen served for five years as the General Counsel for North America for Schlumberger Limited, then, from December 2002 to April 2008, he served as Vice President of Legal and Human Resources at Grant Prideco. Mr. Steen is a graduate of Texas A&M University with a B.S. in Agricultural Economics and received his Juris Doctor from South Texas College of Law Houston.

PHILIP S. “SCOTT” MOSES	Age: 50

Executive Vice President, Offshore Products/Manufactured Products

Philip S. “Scott” Moses joined the Company in 1996. He has served as Executive Vice President of the Company and President, Offshore/Manufactured Products segment since May 2016 and as Senior Vice President of the Company and President, Offshore/Manufactured Products from July 2015 to May 2016. From February 2013 to July 2015, Mr. Moses served as Senior Vice President, Offshore/Manufactured Products having responsibility over all U.S. and international locations within that business segment. From February 2011 to February 2013, he served as Senior Vice President, Engineering and Industrial Products, Offshore Products. Since joining the company immediately after attending college, Mr. Moses has held various engineering, project management and senior leadership roles engaged in product design, improving operational efficiencies, directing worldwide facility expansion efforts, and growing the company through R&D initiatives as well as integrating several key acquisitions. Mr. Moses holds a B.S. in Mechanical Engineering from Texas A&M University.

15

ITEM 1

BRIAN E. TAYLOR	Age: 55

Vice President, Controller and Chief Accounting Officer

Brian E. Taylor joined the Company as Vice President, Controller and Chief Accounting Officer in September 2016. Prior to joining the Company, Mr. Taylor managed personal family investments from January 2015 to September 2016. From April 2012 to December 2014, Mr. Taylor served as Vice President and Chief Financial Officer of Conn’s, Inc., a specialty retailer. Mr. Taylor served as Finance Integration Manager for Schlumberger Limited from September 2010 to April 2012, following its acquisition of Smith International, Inc. From September 1999 through August 2010, he served in various financial management roles with Smith International, Inc., including Corporate Vice President and Controller. Mr. Taylor also served two years at Camco International, Inc. (also acquired by Schlumberger Limited) as its Director of Corporate Accounting and Worldwide Controller. He began his career at Arthur Andersen L.L.P., spending 10 years in its assurance practice. Mr. Taylor is a Certified Public Accountant and obtained a B.S. in Accounting from Louisiana State University.

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CORPORATE GOVERNANCE

CORPORATE GOVERNANCE GUIDELINES

The Company has adopted corporate governance guidelines entitled “Corporate Governance Guidelines,” which are available at www.oilstatesintl.com by first clicking “Corporate Governance” and then “Corporate Governance Guidelines.” These guidelines were adopted by the Board of Directors so that the Board of Directors has the necessary authority and practices in place to make decisions that are independent from management, that the Board of Directors adequately performs its function as the overseer of management and to help ensure that the interests of the Board of Directors and management are aligned with the interests of the Company’s stockholders.

SELECTING OUR DIRECTORS

Our director nomination process for new Board of Directors members is as follows:

•	The Nominating & Corporate Governance Committee, the Chairman of the Board, or another member of the Board identifies a need to add a new Board member who meets specific criteria or to fill a vacancy on the Board of Directors.
•	The Nominating & Corporate Governance Committee initiates a search by working with staff support, seeking input from members of the Board and senior management and hiring a search firm, if deemed necessary.
•	The Nominating & Corporate Governance Committee considers recommendations for nominees for directorships submitted by stockholders.
•	The initial slate of candidates that will satisfy specific criteria and otherwise qualify for membership on the Board of Directors is identified and presented to the Nominating & Corporate Governance Committee.
•	The Chairman of the Board and at least one member of the Nominating & Corporate Governance Committee interview prospective candidate(s).

•	The full Board of Directors is kept informed of progress.
•	The Nominating & Corporate Governance Committee offers other directors the opportunity to interview the candidate(s) and then meets to consider and approve the final candidate(s).
•	The Nominating & Corporate Governance Committee seeks the endorsement of the Board of Directors of the final candidate(s).

The final candidate(s) are nominated by the Board of Directors or appointed to fill a vacancy (including a vacancy that results from the Board of Directors expanding the size of the Board).

To submit an informal candidate recommendation to the Nominating & Corporate Governance Committee, a stockholder should send a written request, as discussed below, to the attention of the Company’s Secretary at Oil States International, Inc., Three Allen Center, 333 Clay Street, Suite 4620, Houston, Texas 77002. A stockholder may make a nomination for election to our Board for the 2019 Annual Meeting of Stockholders by delivering proper notice to our Secretary at least 120 days prior to the first anniversary date of the 2018 Annual Meeting as more fully described below under Nominating & Corporate Governance Committee.

QUALIFICATIONS OF DIRECTORS

When identifying director nominees, the Nominating & Corporate Governance Committee will consider the following:

•	the person’s reputation and integrity;
•	the person’s qualifications to serve as an independent, disinterested, and non-employee or outside director;
•	the person’s skills and business, government or other professional experience and acumen, bearing in mind the composition of the Board of Directors and the current state of the Company and the oilfield services industry generally at the time of determination;

•	the number of other public companies for which the person serves as a director and the availability of the person’s time and commitment to the Company; and
•	the person’s knowledge of areas and businesses in which the Company operates.

The Nominating & Corporate Governance Committee and the Board of Directors believe the above mentioned attributes, along with the leadership skills and other experience of its Board of Directors described below, provide the Company with the perspectives and judgment necessary to guide the Company’s strategies and monitor their execution.

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CORPORATE GOVERNANCE

The following table notes the breadth and variety of business experience that each of our directors bring to the Company.

	Executive Leadership	Financial	Energy/Oil Field Services	International Operations	Past or Present CEO	Past or Present CFO	Outside Board Experience
Mark G. Papa	✓	✓	✓	✓	✓		✓
Cindy B. Taylor	✓	✓	✓	✓	✓	✓	✓
Lawrence R. Dickerson	✓	✓	✓	✓	✓	✓	✓
S. James Nelson, Jr.	✓	✓	✓	✓		✓	✓
Robert L. Potter	✓	✓	✓	✓			✓
Christopher T. Seaver	✓	✓	✓	✓	✓		✓
William T. Van Kleef	✓	✓	✓	✓		✓	✓
Stephen A. Wells	✓	✓	✓	✓	✓		✓

In selecting nominees for the Board of Directors, the Nominating & Corporate Governance Committee considers, among other things, the diversity of the Board of Directors in terms of educational background, business and industry experience, and knowledge of different geographic markets and oilfield services and products. While the Board does not have a formal diversity policy in identifying nominees for director, the Nominating & Corporate Governance Committee considers diversity broadly in terms of educational background, business and industry experience, and knowledge of different geographic markets and oilfield services and products. In the case of current directors being considered for renomination, the Nominating & Corporate Governance Committee took into account the director’s history of attendance at Board of Directors and committee meetings, the director’s service as a member of the Board of Directors and the director’s preparation for and participation in such meetings.

DIRECTOR INDEPENDENCE

To qualify as “independent” under the NYSE listing standards, a director must meet objective criteria set forth in the NYSE listing standards, and the Board of Directors must affirmatively determine that the director has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us) that would interfere with his or her exercise of independent judgment in carrying out his or her responsibilities as a director.

The Board of Directors reviews all direct or indirect business relationships between each director (including his or her immediate family) and our Company, as well as each director’s relationships with charitable organizations, to assess director independence as defined in the listing standards of the NYSE. The NYSE listing standards include a series of objective tests, such as the director is not an employee of our Company and has not engaged in various types of business dealings with our Company. In addition, as further required by the NYSE, the Board of Directors has made a subjective determination as to each independent director that no material relationships exist which, as determined by the Board of Directors in its sole discretion, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director. When assessing the materiality of a director’s relationship with us, the Board of Directors considers the issue not merely from the standpoint of the director, but also from the standpoint of the persons or organizations with which the director has an affiliation.

The Board of Directors has determined that all of our directors, except for Cindy Taylor, our current President and Chief Executive Officer, qualify as “independent” in accordance with NYSE listing standards. Prior to his departure from the Board of Directors in February 2018, Gary L. Rosenthal was determined to be independent.

ROLE AND RESPONSIBILITIES OF THE BOARD

Board of Directors Oversight of Enterprise Risk

The Board of Directors utilizes our Enterprise Risk Management (“ERM”) process to assist in fulfilling its oversight of our risks. Management and all employees are responsible for day-to-day risk management, and management conducts a risk assessment of Oil States’ business annually. The risk assessment process is global in nature and has been developed to identify and assess the Company’s primary risks, including the nature, materiality and velocity of the risk, as well as to identify steps to mitigate and manage each risk. Our key business leaders, functional heads and other managers are surveyed and/or interviewed when developing this information.

Risk oversight is a responsibility of the Board of Directors. The Board of Directors has delegated responsibility for monitoring certain enterprise risks to its standing committees.

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CORPORATE GOVERNANCE

The results of the risk assessment are reviewed with the full Board of Directors annually. The centerpiece of the assessment is the discussion of the key risks of the Company, which includes the potential magnitude, likelihood of each risk occurring and the speed with which the risk could impact the Company. As part of the process for evaluating each risk, a senior manager is identified to manage the risk, monitor potential impact of the risk and execute initiatives to mitigate the risk.

The results of the risk assessment are considered in the Board of Directors’ processes. Risk discussions are integral to the Board of Directors and its committees’ deliberations.

Executive & Director Stock Ownership and Retention Guidelines

We have executive and director stock ownership guidelines, designed to align executive and director interests with stockholder interests. For a description of the guidelines applicable to our executive officers and directors, see “Compensation Discussion and Analysis – Executive Stock Ownership Guidelines”.

Anti-Hedging and Pledging Policies

Our directors and executive officers are prohibited from hedging their ownership of Company stock. Furthermore, our directors and executive officers are prohibited from pledging their Company stock.

Incentive Compensation Clawback Policy

The Company adopted an incentive compensation clawback policy effective January 1, 2017. The policy provides the Company with the ability, in appropriate circumstances, to seek restitution of any performance-based compensation received by an employee as a result of such employee’s fraud or misconduct, resulting in a material misstatement contained in the Company’s financial statements, which results in a restatement of these financial statements.

The Board’s Role in Stockholder Engagement

Stockholders or other interested parties may send communications, directly and confidentially, to the Board of Directors, to any committee of the Board of Directors, to non-management directors or to any director in particular by sending an envelope marked

“confidential” to such person or persons c/o Oil States International, Inc., Three Allen Center, 333 Clay Street, Suite 4620, Houston, Texas 77002. Any such correspondence will be forwarded by the Secretary of the Company to the addressee without review by management.

Corporate Code of Business Conduct and Ethics

All directors, officers and employees of the Company must act ethically at all times and in accordance with the policies comprising the Company’s ethics policy entitled “Corporate Code of Business Conduct and Ethics” (“Business Conduct and Ethics Code”). This policy is available at the Company’s web site www.oilstatesintl.com by first clicking “Corporate Governance” and then “Corporate Code of Business Conduct and Ethics.”

Ethical principles set forth in this policy include, among other principles, matters such as:

•	Acting ethically with honesty and integrity
•	Avoiding conflicts of interest
•	Complying with disclosure and reporting obligations with full, fair, accurate, timely and understandable disclosures
•	Complying with applicable laws, rules and regulations
•	Acting in good faith, responsibly with due care, competence and diligence
•	Promoting honest and ethical behavior by others
•	Respecting confidentiality of information
•	Responsibly using and maintaining assets and resources

All of our employees with computer access are required to complete online training on a regular basis which includes a review of the Business Conduct and Ethics Code policy and an acknowledgement that the employee has read and understands the policy. The Company has a Compliance Committee composed of key employees that meet periodically to assess efforts and processes to ensure compliance with laws and regulations to which the Company is subject.

Financial Code of Ethics for Senior Officers

The Company’s Financial Code of Ethics for Senior Officers applies to the chief executive officer, chief financial officer, principal accounting officer and other senior accounting and financial officers (“Senior Officers”).

Senior Officers must also comply with the Business Conduct and Ethics Code.

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CORPORATE GOVERNANCE

Policies and Procedures with Respect to Related Party Transactions and Conflicts of Interest

We review all relationships and transactions in which we and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. Our Corporate Secretary’s office is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether we or a related person has a direct or indirect material interest in the transaction. As required under the rules of the Securities and Exchange Commission (the “SEC”), transactions that are determined to be directly or indirectly material to us or a related person are filed with the SEC when required, and disclosed in our Proxy Statement.

Our Business Conduct and Ethics Code prohibits conflicts of interest. Under the Business Conduct and Ethics Code, conflicts of interest occur when private or family interests interfere in any way, or even appear to interfere, with the interests of our Company. Our prohibition on conflicts of interest under the Business Conduct and Ethics Code includes related person transactions where a member of a director’s or an employee’s family or household, receives improper personal benefits as a result of the director’s or the employee’s position in the Company. Any waivers of these guidelines must be approved by the Nominating & Corporate Governance Committee of the Board of Directors.

We have multiple processes for reporting conflicts of interests and related party transactions. Under the Business Conduct and Ethics Code, all employees are required to report any actual or apparent conflict of interest, or potential conflict of interest, to their supervisors, managers or other appropriate personnel. Any transaction involving related parties must be reported in writing by our division executives as part of their quarterly representation letter. This information is then reviewed by disinterested members of our Nominating & Corporate Governance Committee, our Board of Directors or our independent registered public accounting firm, as deemed appropriate, and discussed with management. As part of this review, the following factors are generally considered:

•	the nature of the related party’s interest in the transaction;
•	the material terms of the transaction, including, without limitation, the amount and type of the transaction;
•	the importance of the transaction to the related party;
•	the importance of the transaction to us;
•	whether the transaction would impair the judgment of a director or executive officer to act in the best interest of our Company;
•	whether the transaction might affect the status of a director as independent under the independence standards of the NYSE; and
•	any other matters deemed appropriate with respect to the particular transaction.

All material related person transactions must be reviewed, approved or ratified by the Nominating & Corporate Governance Committee of our Board of Directors. Any member of the Nominating & Corporate Governance Committee who is a related person with respect to a transaction is recused from the review of the transaction.

We also have other policies and procedures to prevent conflicts of interest, as well as to facilitate the review, approval, or ratification of related person transactions. We annually distribute a questionnaire to our executive officers and members of our Board of Directors requesting certain information regarding, among other things, their immediate family members, employment and beneficial ownership interests. This information is then reviewed for materiality and for conflicts of interest under the Business Conduct and Ethics Code.

Additionally, the charter of our Nominating & Governance Committee requires that the members of such committee assess the independence of the non-management directors at least annually, including a requirement that it determine whether or not any such directors have a material relationship with us, either directly or indirectly, as defined therein and as further described above under “Director Independence.”

To establish restrictions with regard to corporate participation in the political system as imposed by law, the following guidelines are contained in our Business Conduct and Ethics Code:

•	No funds, assets, or services of the Company will be used for political contributions, directly or indirectly, unless allowed by applicable foreign and U.S. law and approved in advance by the Board of Directors. There have been no such approvals required in the Company’s history.
•	Company contributions to support or oppose public referenda or similar ballot issues are only permitted with advance approval of the Board of Directors. There have been no such approvals required in the Company’s history.
•	Employees, if eligible under applicable foreign and U.S. law, may make political contributions through legally established Company sponsored and approved political action committees. Any such personal contribution is not a deductible expense for federal or other applicable income tax purposes and is not eligible for reimbursement by the Company as a business expense. To the extent permitted by law, the Company’s resources may be used to establish and administer a political action committee or separate segregated fund. All proposed activities shall be submitted for the review of, and approval by, the Board of Directors prior to their implementation. There have been no such approvals required in the Company’s history.

BOARD STRUCTURE AND PROCESSES

Board of Directors Leadership

Since the Company’s initial public offering in 2001, the Chairman of the Board and Chief Executive Officer roles have been split with the Chairman of the Board role being filled by a non-executive member of the Board of Directors. We believe the separation of these two positions leads to a strong independent leadership structure.

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CORPORATE GOVERNANCE

Board and Committee Self-Evaluation

As required by our Corporate Governance Guidelines, our Board conducts an annual self-evaluation to determine whether it and its committees are functioning effectively. In accordance with its charter, the Nominating & Corporate Governance Committee oversees the annual evaluations, solicits comments from all directors and reports annually to the Board with an assessment of the performance of the Board and its committees. This assessment is then discussed and taken into account by the full Board in executive session in its consideration of any appropriate action or response that might strengthen director communications and the overall effectiveness of Board and committee meetings.

Executive Sessions of the Board

Our Corporate Governance Guidelines provide that our non-employee directors shall meet separately in executive session at least annually. The director who presides at these sessions is the Chairman of the Board, assuming such person is a non-management director. Otherwise, the presiding director will be chosen by a vote of the non-management directors. In addition to the executive sessions of our non-management directors, our independent directors (as defined in the applicable NYSE listing standards) are required to meet in executive session at least annually. In the past year, our independent directors met in executive session four times. Our Chairman of the Board, Mr. Papa, who is an independent director, presided at these sessions.

COMMITTEES

The Board of Directors has established three standing committees: the Audit Committee, the Compensation Committee and the Nominating & Corporate Governance Committee.

Below is a summary of our committee structure and membership information as of March 23, 2018.

Nominating &
Corporate
		Compensation	Governance
	Audit Committee	Committee	Committee
Lawrence R. Dickerson		Member
S. James Nelson, Jr.	Member
Mark G. Papa		Member	Member
Robert L. Potter		Chair	Member
Christopher T. Seaver	Member
William T. Van Kleef	Chair
Stephen A. Wells		Member	Chair

Financial Expert

AUDIT COMMITTEE

The Company’s Audit Committee presently consists of Messrs. Van Kleef, Nelson and Seaver each of whom is independent, as such term is defined in Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in the applicable NYSE listing standards. The Audit Committee operates under a written charter as amended and restated by the Board of Directors effective as of May 10, 2016. A copy of the charter is available on our website, www.oilstatesintl.com, by first clicking “Corporate Governance” and then proceeding to the Committee Charters heading on the right side of the page. The Audit Committee, which is chaired by Mr. Van Kleef, meets separately with representatives of the Company’s independent registered public accounting firm, the Company’s internal audit personnel and with representatives of senior management in performing its functions. The Audit Committee reviews the general scope of audit coverage, the fees charged by the independent registered public accounting firm, matters relating to internal control systems and other matters related to accounting and reporting functions. The Board of Directors has determined that all of the members of the Audit Committee are financially literate and have accounting or related financial management expertise, each as required by the applicable NYSE listing standards. The Board of Directors has also determined that all members of the Audit Committee qualify as audit committee financial experts under the applicable rules of the Exchange Act.

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CORPORATE GOVERNANCE

COMPENSATION COMMITTEE

The Company’s Compensation Committee consists of Messrs. Potter, Dickerson, Papa and Wells, each of whom is independent, as defined in the applicable NYSE listing standards, and is a non-employee director under the applicable SEC rules. The Compensation Committee operates under a written charter approved by the Board of Directors as amended and restated on May 10, 2016. A copy of the charter is available on our website, www.oilstatesintl.com, by clicking “Corporate Governance” and then proceeding to the Committee Charters heading on the right side of the page. The Compensation Committee, which is chaired by Mr. Potter effective February 14, 2018, administers the 2001 Equity Participation Plan, as amended effective January 1, 2017, and in this capacity makes a recommendation to the full Board of Directors concerning all option grants or stock awards to employees, including executive officers, under the 2001 Equity Participation Plan. In addition, the Compensation Committee is responsible for (i) making recommendations to the Board of Directors with respect to the compensation of the Company’s Chief Executive Officer and its other executive officers, (ii) monitoring compensation and employee benefit policies and (iii) reviewing and discussing with our management the Compensation Discussion and Analysis and related disclosure included in our annual proxy statement. The Compensation Committee may form and delegate some or all of its authority to any one of its members or subcommittees when it deems appropriate, whether or not such delegation is specifically contemplated under any plan or program. In particular, the Compensation Committee may delegate the approval of award grants and other transactions and other responsibilities regarding the administration of compensatory programs to a subcommittee consisting solely of members of the Compensation Committee who are (1) “Non-Employee Directors” for the purposes of Rule 16b-3, and/or (2) “outside directors” for the purposes of Section 162(m).

Compensation Committee Interlocks and Insider Participation. During 2017, the Company’s Compensation Committee consisted of Messrs. Rosenthal, Dickerson, Papa and Wells, each of whom is an independent, non-employee director. There were no compensation committee interlock relationships nor any insider participation in compensation arrangements for the year ended December 31, 2017.

NOMINATING & CORPORATE GOVERNANCE COMMITTEE

Our Nominating & Corporate Governance Committee consists of Messrs. Papa, Potter and Wells, each of whom is independent, as such term is defined in the applicable NYSE listing standards. The Nominating & Corporate Governance Committee operates under a written charter adopted by the Board of Directors as amended and restated as of May 10, 2016. A copy of the charter is available on our website, www.oilstatesintl.com, by first clicking “Corporate Governance” and then proceeding to the Committee Charters heading on the right side of the page. The Nominating & Corporate Governance Committee, which is chaired by Mr. Wells, makes proposals to the Board of Directors for candidates to be nominated by the Board of Directors to fill vacancies or for new directorship positions, if any, which may be created from time to time. The Nominating & Corporate Governance Committee will consider suggestions from any source, particularly from stockholders, regarding possible candidates for director. To submit a recommendation to the committee, a stockholder should send a written request to the attention of the Company’s Secretary at Oil States International, Inc., Three Allen Center, 333 Clay Street, Suite 4620, Houston, Texas 77002. When identifying director nominees, the Nominating & Corporate Governance Committee shall consider and review the following: the person’s reputation and integrity; the person’s qualifications as an independent, disinterested, non-employee or outside director; the person’s skills and business, government or other professional experience and acumen, bearing in mind the composition of the Board of Directors and the current state of the Company and the oilfield services industry generally at the time of determination; the number of other public companies for which the person serves as a director and the availability of the person’s time and commitment to the Company; and the person’s knowledge of a major geographical area in which the Company operates or another area of the Company’s operational environment. The Nominating & Corporate Governance Committee shall also consider the diversity of the Board of Directors, including the optimal enhancement of the current mix of educational backgrounds, business industry experience and knowledge of different geographic markets and oilfield services and products. The written request must include the nominee’s name, contact information, biographical information and qualifications, as well as the nominee’s written consent to serve, if elected. The request must also meet the other specific requirements set forth in our bylaws, including by providing information regarding the number of shares of common stock beneficially owned by the person or group making the request, the period of time such person or group has owned those shares and the nature of any arrangement or agreement between the stockholder making a nomination and other parties with respect to the nomination. The request must be received by the Company no later than the 120th day prior to the first anniversary of the preceding year’s Annual Meeting, or January 8, 2019, for the 2019 Annual Meeting of Stockholders. These procedures do not preclude a stockholder from making nominations in accordance with the process described below under “Stockholder Proposals.”

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CORPORATE GOVERNANCE

BOARD AND COMMITTEE MEETINGS; ATTENDANCE

	Board of Directors	Audit Committee	Compensation Committee	Nominating & Corporate Governance Committee

Number of Meetings in 2017	8	5	4	5

During 2017, the entire Board of Directors held eight meetings, the Audit Committee held five meetings, the Compensation Committee held four meetings and the Nominating & Corporate Governance Committee held five meetings. Each of the directors attended at least 85% of the meetings of the Board of Directors and the committees of the Board of Directors on which they served with the exception of one director that attended at least 70% of the meetings. While we understand that scheduling conflicts may arise, we expect directors to make reasonable efforts to attend the Annual Meeting of Stockholders and all meetings of the Board of Directors and the committees on which they serve. In 2017, each of the directors attended the Annual Meeting of Stockholders.

DIRECTOR COMPENSATION

During 2017, our non-management directors received:

•	an annual retainer of $50,000 plus $2,000 for attendance at each Board of Directors or committee meeting;
•	an additional fee of $17,500 for the chair of the Audit Committee;
•	an additional fee of $10,000 for the chair of the Compensation Committee;
•	an additional fee of $10,000 for the chair of the Nominating & Corporate Governance Committee;
•	an additional fee of $100,000 for the Chairman of the Board of Directors, which is paid quarterly, 50% in cash and 50% in fully vested shares of Company stock;
•	an additional fee of $10,000 for members of the Audit Committee;
•	an additional fee of $5,000 for members of the Compensation Committee;
•	an additional fee of $5,000 for members of the Nominating & Corporate Governance Committee; and
•	an additional restricted stock award grant valued at $125,000 at the time of grant (discussed below).

Director cash compensation is paid at the end of each quarter.

To align the non-management directors’ compensation with the financial interests of our stockholders, a significant portion of their compensation is paid in the form of restricted stock awards. Newly elected or appointed non-employee directors receive restricted stock awards of the Company’s common stock valued at $125,000 after their initial election or appointment. Non-employee directors generally receive additional restricted stock awards of the Company’s common stock valued at $125,000 at each annual meeting of stockholders after which they continue to serve. The non-employee directors’ restricted stock awards are valued on the award date based on the closing stock price on that date and vest on the earlier of one year from the date of grant or the date of the next annual meeting of stockholders.

Directors will be fully vested in all granted restricted stock and all outstanding stock options in the event of the occurrence of a “Change of Control.”

Non-Employee directors are subject to the Company’s stock ownership and retention guidelines pursuant to which they are expected to retain restricted stock award shares remaining, after payment of applicable taxes, valued at five times the annual retainer amount until retirement or until leaving the Board of Directors. Directors are required to achieve their ownership guideline within five years from inclusion in the program and continue to maintain and hold the level of stock ownership as long as they are directors of the Company. All directors were in compliance with the ownership guidelines as of December 31, 2017.

Stock that counts toward satisfaction of the stock ownership and retention guidelines includes:

•	Company shares owned outright (i.e. open market purchases) by the director or his or her immediate family members residing in the same household;
•	Shares owned indirectly by the director (e.g., by a spouse or other immediate family member or a trust for the benefit of the director or his or her family), whether held individually or jointly; and
•	Time-based restricted stock granted to the director under the Company’s long-term stock incentive plans.

All of our directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of our Board of Directors or committees and for other reasonable expenses related to the performance of their duties as directors, including attendance at pertinent continuing education programs and training.

The Company maintains a nonqualified deferred compensation plan (the “Deferred Compensation Plan”) that permits eligible employees and directors to elect to defer all or a part of their cash compensation (base and/or incentives) from the Company until the termination of their status as an employee or director or in the event of a change of control. Directors who elect to participate in the Deferred Compensation Plan do not receive any matching contributions. Additional details regarding the Deferred Compensation Plan are contained within the sections below titled “Deferred Compensation” and “Nonqualified Deferred Compensation.”

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CORPORATE GOVERNANCE

The table below summarizes the compensation paid by the Company to non-employee directors for the fiscal year ended December 31, 2017.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Total ($)
Lawrence R. Dickerson	79,840	125,006	204,846
S. James Nelson, Jr.	86,000	125,006	211,006
Mark G. Papa	134,000	174,999	308,999
Robert L. Potter (2)	42,084	124,984	167,068
Gary L. Rosenthal (3)	84,000	125,006	209,006
Christopher T. Seaver	86,000	125,006	211,006
William T. Van Kleef	91,500	125,006	216,506
Stephen A. Wells	99,000	125,006	224,006

(1)	The amounts in the “Stock Awards” column reflect the aggregate grant date fair value of restricted stock awards granted in 2017 calculated in accordance with FASB ASC Topic 718—Stock Compensation. Please see Note 14 to our consolidated financial statements included in our Form 10-K for information regarding the assumptions relied upon for this calculation. Pursuant to FASB ASC Topic 718—Stock Compensation, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. These amounts reflect our future accounting expense for these awards, and do not necessarily correspond to the actual value that will be realized by the directors. Mr. Papa’s stock award total includes $49,993 of the Company’s stock issued as part of his fees as Chairman of the Board of Directors for 2017.

(2)	Mr. Potter was appointed to the Board of Directors in July 2017. Accordingly, his compensation has been pro-rated.

(3)	Mr. Rosenthal resigned from the Board of Directors and the Compensation Committee effective February 6, 2018.

As of December 31, 2017, the aggregate number of unvested shares of restricted stock awards held by non-employee directors are as follows:

Stock Awards
Name	#
Lawrence R. Dickerson	4,318
S. James Nelson, Jr.	4,318
Mark G. Papa	4,318
Robert L. Potter	4,595
Gary L. Rosenthal (1)	4,318
Christopher T. Seaver	4,318
William T. Van Kleef	4,318
Stephen A. Wells	4,318

(1)	Mr. Rosenthal resigned from the Board of Directors and the Compensation Committee effective February 6, 2018. In connection with Mr. Rosenthal’s resignation, the Board approved the acceleration of the vesting of Mr. Rosenthal’s 4,318 shares effective February 6, 2018.

24    2018 Proxy Statement

ITEM 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company is asking that you vote for approval of the compensation of our Named Executive Officers as disclosed in this Proxy Statement.

Section 14A of the Exchange Act requires us to provide an advisory stockholder vote, at least every three years, to approve the compensation of our Named Executive Officers, as such compensation is disclosed pursuant to the disclosure rules of the SEC. The Company currently provides stockholders with this opportunity annually, and plans to continue to do so. Accordingly, we are providing our stockholders with the opportunity to cast an advisory vote on the compensation of our Named Executive Officers as disclosed in this Proxy Statement, including under “Compensation Discussion and Analysis.” The last advisory stockholder vote on frequency was submitted at the Company’s 2017 Annual Meeting, and the advisory stockholder vote on frequency is required to be submitted to stockholders every three years.

As discussed in greater detail in the “Compensation Discussion and Analysis,” the Company’s executive compensation programs are designed to:

•	Attract, motivate, reward and retain key employees and executive talent required to achieve corporate strategic plans;
•	Reinforce the relationship between strong individual performance of executives and business results;
•	Align the interests of executives with the long-term interests of stockholders; and
•	Provide a compensation program that neither promotes overly conservative actions or excessive risk taking.

Our compensation program is designed to reward executives for long-term strategic management and the enhancement of stockholder value. We believe that the compensation program design and policies contribute to achievement of the Company’s objectives. The Company’s philosophy regarding the executive compensation program for our Named Executive Officers and other senior managers has been to design a compensation package that provides competitive base salary levels and compensation incentives that (i) attract and retain individuals of outstanding ability in these key positions, (ii) recognize corporate performance relative to established goals and the performance of the Company relative to the performance of other companies of comparable size, complexity and quality and against budget goals, and (iii) support both the short-term and long-term strategic goals of the Company. The Compensation Committee believes this approach closely links the compensation of the Company’s executives to the execution of the Company’s strategy and the accomplishment of Company goals that coincide with stockholder objectives.

For the reasons expressed above, the Compensation Committee and the Board of Directors believe that these policies and practices are aligned with the interests of our stockholders and reward our executives for their performance.

We are therefore requesting your non-binding vote on the following resolution:

“RESOLVED, that the compensation paid to the company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.”

Vote Required

Approval requires the affirmative vote of holders of a majority of the shares present and entitled to vote at the Annual Meeting. For purposes of the advisory vote on executive compensation, broker non-votes are not counted as votes with respect to the proposal and, therefore, will not affect the outcome of the vote on this proposal, and abstentions will have the same effect as a vote against the proposal.

The Board of Directors recommends a vote “FOR” the adoption, on an advisory basis, of the resolution approving the compensation of our Named Executive Officers.

Note: The Company is providing this advisory vote as required pursuant to Section 14A of the Exchange Act (15 U.S.C. 78n-1). The stockholder vote will not be binding on the Company, the Board of Directors or the Compensation Committee, and it will not be construed as overruling any decision by the Company, the Board of

Directors or the Compensation Committee or creating or implying any change to, or additional, fiduciary duties for the Company, the Board of Directors or the Compensation Committee. Nevertheless, the Compensation Committee will consider the outcome of the vote when evaluating the Company’s compensation practices.

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COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis provides information about the compensation objectives and policies for our principal executive officer, our principal financial officer, and our three other most highly compensated executive officers (collectively our “Named Executive Officers”) during the last completed fiscal year, and is intended to place in perspective the information contained in the executive compensation tables that follow this discussion. Throughout this discussion, the following individuals are referred to as our Named Executive Officers and are included in the Summary Compensation Table which follows:

•	Cindy B. Taylor—President and Chief Executive Officer
•	Lloyd A. Hajdik—Executive Vice President, Chief Financial Officer and Treasurer
•	Christopher E. Cragg—Executive Vice President, Operations
•	Lias J. “Jeff” Steen—Executive Vice President, Human Resources and Legal
•	Philip S. “Scott” Moses—Executive Vice President, Offshore / Manufactured Products

The Compensation Committee of the Board of Directors provides overall guidance to the Company’s executive compensation program and administers incentive compensation plans.

The executive compensation program includes three primary elements which are largely performance oriented and, taken together, constitute a flexible and balanced method of establishing total compensation for the Company’s executive officers. The three major elements consist of a) base salary, b) annual incentive compensation, and c) long-term incentive awards. The design of this compensation program supports the Company’s philosophy governing executive total compensation.

Executive Total Compensation Philosophy

The Company’s philosophy regarding the executive compensation program for our Named Executive Officers and other senior managers has been to design a compensation package that provides competitive base salary levels and compensation incentives that (i) attract and retain individuals of outstanding ability in these key positions, (ii) recognize corporate performance relative to established goals and the performance of the Company relative to the performance of other companies of comparable size, complexity and quality and against budget goals and (iii) support both the short-term and long-term strategic goals of the Company. The Compensation Committee believes this approach closely links the compensation of the Company’s executives to the execution of the Company’s strategy and the accomplishment of Company goals that coincide with stockholder objectives.

Compensation Program Objectives

•	Attract, motivate, reward and retain key employees and executive talent required to achieve corporate strategic plans;
•	Reinforce the relationship between strong individual performance of executives and business results;
•	Align the interests of executives with the long-term interests of stockholders; and
•	Design a compensation program that neither promotes overly conservative actions or excessive risk taking.

The compensation program is designed to reward executives for long-term strategic management and the enhancement of stockholder value. We believe that the compensation program design and policies contribute to achievement of the Company’s objectives.

2017 Advisory Vote on Executive Compensation

A majority of stockholders expressed their preference for an advisory vote on executive compensation occurring every year, and we have implemented their recommendation.

At our 2017 Annual Meeting of Stockholders, our stockholders expressed their continued support for the compensation program for our Named Executive Officers by approving the non-binding advisory vote on our executive compensation. A total of 96% of the votes cast supported our executive compensation policies and practices for our Named Executive Officers during 2017. In reviewing our executive compensation program, our Compensation Committee considered the results of last year’s advisory vote on executive compensation and the support expressed by stockholders in their overall assessment of our programs. Our Compensation Committee elected to apply similar principles in determining the types and amounts of compensation to be paid to our Named Executive Officers.

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COMPENSATION DISCUSSION AND ANALYSIS

Compensation Comparisons Relative to Market

The Compensation Committee establishes executive compensation primarily based on a review of the executive’s performance and compensation history and takes into account corporate performance. In the exercise of its duties, the Compensation Committee periodically evaluates the Company’s executive compensation against that of comparable companies; however, the Compensation Committee does not set percentile goals against comparison data for purposes of determining executive compensation levels. The Compensation Committee considers the market to consist of both the oilfield services industry and geographic markets in which the Company competes for executive talent. Compensation data is periodically obtained for a selected peer group approved by the Compensation Committee (the “peer group”) as well as for industry companies of comparable size and business complexity. For the 2017 compensation analysis, the Company used the following peer group companies (which is the same as the peer group the Company used for 2016 compensation analysis):

•	Archrock, Inc.;
•	Bristow Group, Inc.;
•	Carbo Ceramics, Inc.;
•	Core Laboratories N.V.;
•	Dril-Quip, Inc.;
•	Forum Energy Technologies, Inc.;
•	Frank’s International N.V.;
•	Helix Energy Solutions Group, Inc.;
•	Helmerich & Payne, Inc.;
•	Key Energy Services, Inc.;
•	McDermott International, Inc.;
•	Oceaneering International, Inc.;
•	Patterson-UTI Energy Inc.;
•	RPC, Inc.;
•	Superior Energy Services, Inc.; and
•	Tidewater, Inc.

In selecting comparison companies, the Compensation Committee considered various factors including each company’s participation in the energy services sector as well as market capitalization, annual revenues, business complexity, profitability, returns on equity and assets, the number of divisions/segments, countries in which they operate and total number of employees. The selected peer companies change from time to time to ensure their continued appropriateness for comparative purposes.

The Compensation Committee reviews the compensation programs for comparable positions at similar corporations with which the Company competes for executive talent, and also considers relative internal equity within its executive pay structure. This approach allows the Compensation Committee to respond to changing business conditions, manage salaries and incentives more evenly over an individual’s career as well as minimize the potential for the automatic ratcheting-up of salaries and incentives that could occur with an inflexible and more narrowly defined approach.

In evaluating the peer group and other comparison data for compensation purposes, the Compensation Committee neither bases its decisions on quantitative relative weights of various factors, nor follows mathematical formulas. Rather, the Compensation Committee exercises its discretion and makes its judgment after considering the factors it deems relevant.

Compensation Practices as They Relate to Risk Management

Our compensation policies and practices are designed to provide rewards for short-term and long-term performance, both on an individual basis and at the entity level. In general, optimal financial and operational performance, particularly in a competitive business, requires some degree of risk-taking. Our compensation strategies are designed to encourage company growth and appropriate risk taking but not to encourage excessive risk taking. Our Compensation Committee retains discretion with respect to the compensation packages of our Named Executive Officers. Our compensation strategies are designed so as not to encourage management to take actions that could have a material adverse effect on us in the long-run to simply achieve a specific short-term goal. We also attempt to design the compensation program for our larger general employee population so that it does not inappropriately incentivize our employees to take unnecessary risks in their day to day activities. We recognize, however, that there are trade-offs and that it can be difficult in specific situations to maintain the appropriate balance. As such, we continue to evaluate our programs with a goal of preventing them from becoming materially imbalanced one way or the other.

Our compensation arrangements contain certain design elements that are intended to minimize the incentive for taking unwarranted risk to achieve short-term, unsustainable results. Those elements include a maximum amount that can be earned under the annual incentive cash compensation and performance-based equity award programs.

In combination with our risk management practices, we do not believe that risks arising from our compensation policies and practices for our employees, including our Named Executive Officers, are reasonably likely to have a material adverse effect on us.

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COMPENSATION DISCUSSION AND ANALYSIS

Elements of Compensation

In order to further its pay-for-performance goal, the Compensation Committee has determined it appropriate to deliver a significant portion of executive compensation as performance-based compensation, including both short- and long-term incentives. The following charts depict elements of the target compensation for the CEO and, collectively, for the other NEOs of the Company during 2017. Approximately 84 percent of the compensation delivered to our CEO and 79 percent delivered to our other NEOs was at risk, demonstrating management’s alignment with stockholder objectives.

When designing these incentives, the Compensation Committee employs selected performance metrics to ensure a strong link between executive compensation and performance. Metrics such as EBITDA, return on invested capital and relative stock price performance have been used in the past to align compensation to Company performance.

As shown in the target compensation mix charts above for 2017, base salaries were 16% of the target compensation mix for the CEO and an average of 21% for our other Named Executive Officers. Short-term cash incentives represented 16% of the target compensation mix for the CEO and the average for our other Named Executive Officers was also 16%, while long-term equity incentives were 68% and 63%, respectively. In terms of 2017 grant date fair value awarded under our long-term incentive program, 33% was awarded in the form of performance-based awards and 67% was awarded in the form of restricted stock awards to our CEO and our other Named Executive Officers (see page 37). Base salary was frozen from February 2014 to December 31, 2017 for the CEO.

No performance-based equity was earned for the three-year performance period ended December 31, 2017 (awards granted in 2015) as the level of after-tax return on capital invested (“ROIC”) achieved was below threshold, reflecting the severe industry downturn in the energy sector and the absolute performance criteria applied to the awards.

An explanation of the individual pay elements of our executive officer compensation program and the impact of performance on each element is provided below. We believe that the greatest pay opportunities should exist for executives who demonstrate high levels of performance over a sustained period of time.

Base Salary

Base salary is the guaranteed element of an executive’s direct compensation and is intended to provide a foundation for a competitive overall compensation opportunity for the executive. The Compensation Committee reviews each executive’s base salary annually. Executive officer base salaries are determined after an evaluation that considers the executive’s prior experience and breadth of knowledge and which also considers compensation data from the peer group companies and other similarly sized companies in businesses comparable to the Company’s, the Company’s and the executive’s performance, and any significant changes in the executive’s responsibilities. The Compensation Committee considers all these factors together plus overall industry conditions and retention risks and makes a subjective determination on base salary adjustments. During 2017, the Compensation Committee approved certain changes to the base salaries of our other Named Executive Officers after also being frozen from February 2014. Mr. Hajdik’s base salary was increased 6.25% to $425,000; Mr. Cragg’s base salary was increased 10% to $440,000; and Mr. Steen’s base salary was increased 6.25% to $425,000.

Mrs. Taylor provides the Compensation Committee with input regarding the performance of other Company executives and makes compensation recommendations with respect to these individuals. In light of market data and analysis and other factors noted above, the Compensation Committee makes an independent judgment with respect to compensation levels for each of Mrs. Taylor’s NEO direct reports. Mrs. Taylor does not provide input or participate in the review or determination of her own compensation.

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COMPENSATION DISCUSSION AND ANALYSIS

Short-term Incentives

The Company’s Annual Incentive Compensation Plan (“AICP”) is performance-based and provides executives with direct financial incentives in the form of annual cash bonuses based on total Company and business unit performance. Annual incentive awards are linked to the achievement of pre-determined Company-wide and business unit quantitative performance goals and are designed to place a significant portion of the executive’s total compensation at risk. The purpose of the AICP is to:

•	create stockholder value;
•	provide focus on the attainment of annual goals that lead to long-term success of the Company;
•	provide annual performance-based cash incentive compensation;
•	motivate achievement of critical annual operating performance metrics; and
•	motivate employees to continually improve Company-wide and business unit performance.

The AICP is flexible and provides the Compensation Committee the discretion annually to set goals and objectives with input from management that it believes are consistent with creating stockholder value. The goals and objectives are substantially weighted toward financial objectives but do, at times, incorporate other operating objectives and goals that management and the Board believe will drive Company performance. Under the AICP, an incentive target percentage is established for each executive officer based upon, among other factors, the Compensation Committee’s review of publicly available competitive compensation data for that position, level of responsibility, past performance and ability to impact the Company’s success. The AICP recognizes market differences in incentive award opportunities between organizational levels. Achieving results which exceed a minimum, or threshold, level of performance triggers an AICP payout. Performance results at or below the threshold (i.e. achieving a percentage up to 75% to 85% for specific Named Executive Officers of the related AICP performance objective or less) results in no AICP award. Target performance is earned when an executive achieves 100% of their AICP performance objective(s). Overachievement (i.e. achieving a percentage ranging from 120% to 125% for specific Named Executive Officers of the related AICP performance objective) is the performance level at which incentive compensation is maximized. If the performance results fall between the threshold level and the target level, 0-100% of the AICP target amount will be paid out proportionately to the distance such performance results fall between the two levels. If the performance results fall between the target level and the overachieve level, 100-200% of the AICP target amount will be paid out proportionately to the distance such performance results fall between the two levels. The 2017 award opportunities, expressed as a percentage of eligible AICP earnings (i.e. annual base salary), for our CEO and other Named Executive Officers are outlined below:

	Threshold	Target	Overachievement
Cindy B. Taylor	0%	100%	200%
Lloyd A. Hajdik	0%	75%	150%
Christopher E. Cragg	0%	80%	160%
Lias J. Steen	0%	75%	150%
Philip S. Moses	0%	80%	160%

As shown in the table above, the maximum AICP overachievement percentage (payout) is limited to twice the target level percentage which helps mitigate the potential for excessive risk taking. In addition, targets and goals are adjusted to incorporate material acquisitions which also limits excessive risk taking. The target percentages for the CEO and other Named Executive Officers were held constant during 2017 with the exception of Mr. Hajdik and Mr. Steen. Both Mr. Hajdik’s and Mr. Steen’s target AICP percentage was increased from 70% to 75%.

At the beginning of each year, the Compensation Committee is responsible for approving the AICP performance objectives based on recommendations made by the CEO which have historically been tied to achievement of measures outlined in the annual operating plan. The Compensation Committee sets performance goals that are measurable, achievable and quantifiable. At the end of each year, the Compensation Committee reviews the performance results of the Company and the incentive awards to be paid to each executive officer and to all participants in the AICP, as a group. In its discretion, the Compensation Committee will interpret the AICP and has authority to make adjustments in individual, business unit or Company-wide results. The Compensation Committee made certain discretionary changes to the 2017 performance results to adjust for the financial statement impact of unbudgeted acquisition-related costs incurred during 2017.

Performance measures are selected and weighted by management and the Compensation Committee annually to give emphasis to performance criteria for which participants have influence. The Compensation Committee has established “earnings before interest, taxes, depreciation and amortization” (“EBITDA”) as the primary corporate financial performance objective for each executive officer. The EBITDA targets are generally set based on the Company or business unit annual budgeted financial statements which are approved by the Board of Directors. The relative percentages of EBITDA used to evaluate our executives are based upon the nature of each executive’s role in the Company and how that role relates to overall goals and performance of the Company. We believe the use of tailored performance goals, which are closely aligned with drivers of the Company’s success, furthers our compensation objective of reinforcing the relationship between strong individual performance of executives and overall business performance. Individual objectives are tailored to match areas of direct responsibility and impact on company performance.

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COMPENSATION DISCUSSION AND ANALYSIS

For our Named Executive Officers, only EBITDA performance measures were used to determine AICP results. For 2017, Messrs. Hajdik and Steen and Mrs. Taylor had 100% of their incentive compensation based on achievement of the Company’s budgeted EBITDA. The Company’s EBITDA, approved by the Board in February 2017, was based on the Company’s annual operating plan and totaled $33.5 million. Mr. Cragg’s incentive compensation was based 40% on achievement of the Company’s EBITDA and 60% on the Company’s Well Site Services segment EBITDA of $13.8 million. Mr. Moses’ incentive compensation was based 20% on the Company’s EBITDA and 80% on the Company’s Offshore/Manufactured Products segment EBITDA of $71 million.

At the end of each year, the Compensation Committee reviews the performance results of the Company and the total incentive awards to be paid to each executive officer based on the level of achievement of the AICP performance objectives.

The Company’s adjusted EBITDA was $36.1 million or 139% of the approved target on a consolidated basis for 2017. The incentive plan payments under the AICP varied based upon the level of Company and business unit achievement of the related goals and objectives. All named executive officers, except for Mr. Moses, exceed target for 2017 performance. Mr. Cragg achieved 140% of his eligible earnings in 2017 due to overachievement in the Well Site Services segment. Mr. Moses achieved 38% of his eligible earnings in 2017 due to the below target performance of the Offshore/Manufactured Products segment. Our Named Executive Officers for the fiscal year ended December 31, 2017, received the following payments in March 2018 under the AICP related to fiscal 2017 performance.

	AICP Award ($)	% of Eligible AICP Earnings
Cindy B. Taylor	1,110,052	139%
Lloyd A. Hajdik	438,284	104%
Christopher E. Cragg	609,129	140%
Lias J. Steen	438,284	104%
Philip S. Moses	132,453	38%

Long-term Incentives

Equity-Based Incentives—The Company makes certain stock-based awards under the 2001 Equity Participation Plan, which has been approved by stockholders, to better align the interests of executive officers with those of stockholders and to provide retention incentives. Specifically, the plan’s purposes are to:

•	provide an additional incentive for executives to further the growth, development and financial success of the Company by personally benefiting through ownership of Company stock and/ or rights; and

•	enable the Company to obtain and retain the services of executives considered essential to its long-term success by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

The 2001 Equity Participation Plan provides for the grant of any combination of:

•	stock options;
•	restricted stock;
•	performance-based awards;
•	dividend equivalents;
•	deferred stock; and
•	stock payments or phantom stock awards.

The 2001 Equity Participation Plan provides for minimum vesting periods of one year for performance-based awards and three years for tenure-based awards, except for a small percentage of the authorized shares available for awards under the 2001 Equity Participation Plan. Vesting may occur earlier than the minimum vesting periods with respect to no more than 10% of shares cumulatively authorized under the 2001 Equity Participation Plan. 100% of the options historically granted by the Compensation Committee vest at a rate of 25% per year over four years. Options are awarded at the NYSE’s closing price of the Company’s common stock on the date of the grant, or the last preceding trading day if the award date is a date when markets are closed (“NYSE Closing Price”). Restricted stock awards, which are valued at the NYSE Closing Price on the date of grant generally vest in equal installments over a three or four year period; however, in special situations the Compensation Committee has approved awards with shorter vesting periods. The Compensation Committee has never granted options with an exercise price that is less than the NYSE Closing Price on the grant date.

The Compensation Committee has never repriced outstanding options, and the 2001 Equity Participation Plan prohibits repricing or replacing underwater stock options or canceling or effecting a cash buyout of stock options without the approval of the Company’s stockholders.

In determining appropriate awards, the Compensation Committee annually reviews each executive’s past performance and experience, his or her position and ability to contribute to the future success and growth of the Company, time in the current job, base compensation and competitive market data. The Compensation Committee also takes into account the risk of losing the executive to other employment opportunities and the value and potential for appreciation in the Company’s stock. The Compensation Committee also takes into consideration that, unlike some peer companies, the Company has no defined benefit retirement plan nor any supplemental executive retirement benefits or similar arrangements. The Compensation Committee believes that restricted stock, stock option grants and, in certain circumstances, performance-based and phantom stock awards, along with significant vesting requirements, are an effective method of reinforcing the long-term nature of the Company’s business and creating retention incentives. In addition, grants of restricted stock, stock options and performance-based and phantom stock awards reinforce alignment with stockholder interests. The Compensation Committee considers the foregoing

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COMPENSATION DISCUSSION AND ANALYSIS

factors and any other relevant factors and makes a subjective determination with respect to awarding equity-based compensation to its executive officers.

Higher-level positions will generally have a greater percentage of their total compensation based on longer-term incentives which are performance-based. The size of long-term incentive grants will vary from year to year and reflects a variety of factors including, among others, competitive market practices, retention priorities, total previous grants, current stock valuation, estimated future charges to earnings, and individual, business unit and company-wide performance. The Compensation Committee determines the award level for executives, if any, on an annual basis usually at its February meeting each year.

For 2017, the Company incorporated a combination of restricted stock awards and performance-based awards as the primary executive long-term incentive and retention tool for our Named Executive Officers. Restricted stock awards offer the additional advantages of potentially reducing overall Company stock dilution relative to other awards, while improving the Company’s executive retention prospects in a competitive labor market. We believe the inclusion of performance-based awards adds incentive for continued outstanding performance, enhances the Company’s ability to attract and retain talented executives in an increasingly competitive marketplace and benefits stockholder returns. The Compensation Committee weighs the cost to stockholders of these grants against their potential benefit as an incentive, retention and compensation tool.

In administering the long-term incentive equity plan, the Compensation Committee is sensitive to the potential for dilution of future earnings per share. For this reason and because of other compensation design considerations, the Compensation Committee focuses the long-term incentive plan on employees who will have the greatest impact on the strategic direction and long-term results of the Company by virtue of their senior roles and responsibilities. However, management and the Compensation Committee believe that a reasonably broad-based award of equity incentives throughout the Company, while avoiding an excessive concentration of awards to our Named Executive Officers, creates incentives across the organization which encourages retention of highly qualified employees. In 2017, restricted stock awards granted to our Named Executive Officers represented 28% of the total number of restricted stock awards issued to all employees and directors and performance-based awards granted to our Named Executive Officers represented 88% of the total of performance-based awards issued to all employees.

Each of the Named Executive Officers received a combination of grants of restricted stock awards and performance-based awards in 2017. During 2017, a total of 134,163 shares of restricted stock and 66,081 performance-based awards were granted to our Named Executive Officers.

Performance-Based Awards. The performance-based awards represent the right to receive shares of the Company’s common stock, subject to forfeiture conditions and achieving performance objectives. The performance-based awards do not entitle their recipient to the right to vote, receive dividends or to any other privileges or rights of a stockholder of the Company until such time as shares of Company common stock are delivered to the recipient following vesting of the performance-based awards and achievement of the performance criteria.

The vesting of performance-based awards granted is contingent upon the Named Executive Officer’s continued employment with us through the specified vesting date, and our achievement of predefined performance metrics generally covering a three-year measurement period. Depending on the level of performance achieved, our Named Executive Officers may earn between 0% and 200% of the target number of shares of our stock covered by the award, and the number of earned shares will typically be paid to our Named Executive Officer within two and one half months following the end of the performance period. Upon the occurrence of certain events, such as a change in control or specified employment termination scenarios, vesting of the performance-based awards may be accelerated. As further described below, the performance measure for the 2017 and 2016 awards is based on relative total stockholder return compared to our peer group while the performance measure specified for the 2015 awards was average after-tax return on invested capital.

Prior to 2016, performance-based awards had a performance measure based upon “absolute” rather than “relative” ROIC achievement. No performance-based equity was earned for the three-year performance period ended December 31, 2017 (awards granted in 2015) as the performance metric threshold was not achieved, reflecting the severe industry downturn in the energy sector and the absolute performance criteria applied to the awards.

For 2016 and 2017, the performance-based measurement criteria was changed to be based on relative total stockholder return (“Relative TSR”). Relative TSR will be calculated based on average stock prices for the last 20 trading days of the calendar year preceding the performance period (i.e. last 20 trading days of 2015 and 2016, respectively) compared to the last 20 trading days at the end of the performance period (i.e. last 20 trading days of 2018 and 2019, respectively) compared against the Company’s 2017 peer group. The tables below summarize the predefined performance criteria and the potential adjustment to shares earned based on actual results achieved over the three-year performance period for outstanding performance-based awards.

	2015 Performance Share Grants(1)
	(January 1, 2015 to December 31, 2017 Performance Period)
	ROIC Performance Award as % of Grant Value
≥ 13%	Overachievement	200%
9.5%	Target	100%
≤ 6%	Non Qualifying	—

(1)	Performance measure threshold was not met and performance share grants were forfeited.

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COMPENSATION DISCUSSION AND ANALYSIS

	2016 Performance Share Grants(2)
	(January 1, 2016 to December 31, 2018 Performance Period)
	Relative TSR Performance Award as % of Grant Value
75th Percentile	Top	200%
50th Percentile	Middle	100%
25th Percentile	Bottom	50%
<25th Percentile	Non Qualifying	—

(2)	Performance matrix provides for graduated award levels when the Relative TSR measure achievement falls between the 25th and 74th percentiles.

	2017 Performance Share Grants(3)
	(January 1, 2017 to December 31, 2019 Performance Period)
	Relative TSR Performance Award as % of Grant Value
75th Percentile	Top	200%
50th Percentile	Middle	100%
25th Percentile	Bottom	50%
<25th Percentile	Non Qualifying	—

(3)	Performance matrix provides for graduated award levels when the Relative TSR measure achievement falls between the 25th and 74th percentiles.

Stock and Option Awards. Restricted stock awards were made to Mrs. Taylor and Messrs. Hajdik, Cragg, Steen and Moses on February 15, 2017 at the then fair value of $40.70 per restricted share. These awards vest in three equal installments on each annual anniversary of the grant date (so that the awards will be 100% vested on February 15, 2020), provided the Named Executive Officer remains an employee continuously from the date of grant through the applicable vesting date. Vesting of the awards may be accelerated upon the occurrence of certain events, as described in detail below under “—Potential Payments Upon Termination or Change in Control.” While a Named Executive Officer holds unvested restricted shares, he or she is entitled to all the rights of ownership with respect to the shares, including the right to vote the shares and receive dividends thereon (except that any dividends or other distributions paid in any form other than cash will subject to forfeiture restrictions applicable to the underlying award).

Stock option grants, restricted stock awards and performance-based awards are expensed to comply with Financial Accounting Standards Board, Accounting Standards Codification, Topic 718, Compensation—Stock Compensation (“FASB ASC Topic 718—Stock Compensation”). There is no program, plan or practice to time the grant of stock options or award restricted stock to executives in coordination with the release of material non-public information. Except in special circumstances, equity grants are made to employees annually at the time of the Board of Directors’ February meeting. Executive officers and directors are expressly prohibited from trading options or any derivative type of contract related to the Company’s stock.

Benefits

Employee benefits are designed to be broad based, competitive and to attract and retain employees. From time to time the Compensation Committee reviews plan updates and recommends that the Company implement certain changes to existing plans or adopt new benefit plans.

Health and Welfare Benefits

The Company offers a standard range of health and welfare benefits to all employees including executives. These benefits include: medical, prescription drug, vision and dental coverages, life insurance, accidental death and dismemberment, long-term disability insurance, flexible spending accounts, employee assistance, business travel accident insurance and 529 college savings plans. Executive officers make the same contributions for the same type of coverage and receive the same level of benefit as any other employee for each form of coverage/benefit.

Retirement Plans

The Company does not offer a defined benefit retirement plan. The Company does offer a defined contribution 401(k) retirement plan to substantially all of its U.S. employees. Participants may contribute from 1% to 75% of their base pay and cash incentive compensation (subject to U.S. Internal Revenue Service (“IRS”) limitations), and the Company makes matching contributions under this plan on the first 6% of the participant’s compensation (100% match of the first 4% employee contribution and 50% match on the next 2% contribution). Company matching contributions vest at a rate of 20% per year for each of the employee’s first five years of service and then are fully vested thereafter.

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COMPENSATION DISCUSSION AND ANALYSIS

Deferred Compensation Plan

The Company maintains a nonqualified deferred compensation plan (the “Deferred Compensation Plan”) that permits eligible employees and directors to elect to defer all or a part of their cash compensation (base and/or incentives) from the Company until the termination of their status as an employee or director or in the event of a change of control. Employees, including the Named Executive Officers, that participate in the Deferred Compensation Plan do not receive any additional compensation other than the employer match on compensation deferred equivalent to what would have been matched in the Company’s 401(k) plan, absent certain IRS limitations. A deferral election may provide for deferring different forms or levels of compensation (base salary and/or incentive compensation) during the year. Participating employees are eligible to receive from the Company a matching deferral under the Deferred Compensation Plan that is intended to compensate them for contributions they could not receive from the Company under the 401(k) plan due to the various limits imposed on 401(k) plans by U.S. federal income tax laws. Directors who elect to participate in the Deferred Compensation Plan do not receive any matching contributions. Additional details regarding the Deferred Compensation Plan are contained within the section below titled “Nonqualified Deferred Compensation.”

Other Perquisites and Personal Benefits

The Company does not generally offer any perquisites or other personal benefits to any executive with an aggregate value over $10,000. Some executives do have Company paid club memberships, which are used for personal and business purposes and are included in the Summary Compensation Table below.

Compensation Consultant

In 2017, the Compensation Committee engaged Frederic W. Cook & Co., Inc. (the “Consultant”) to provide independent advice on executive compensation matters. In 2017, the Consultant confirmed to the Compensation Committee Chairman certain industry compensation data provided by management and provided feedback regarding proposed compensation terms and decisions to the Compensation Committee. The Compensation Committee

Chairman pre-approved the scope of the work to be performed by the Consultant and the fee arrangement with the Consultant was based on agreed upon rates per hour. The Consultant’s engagement was limited to executive compensation projects requested by the Compensation Committee, and no other services were provided to the Company or management. Fees paid to the Consultant in 2017 did not exceed $10,000.

Executive Compensation Policies

The following is a summary of some of our executive compensation practices and policies.

	What We Do		What We Don’t Do
✓	Performance-based compensation	✗	NO hedging of our stock
✓	Balance of short- and long-term incentives	✗	NO pledging of our stock
✓	Challenging stock ownership guidelines	✗	NO tax gross-ups in post-2009 agreements
✓	Consider peer group reports when establishing compensation	✗	NO excessive perquisites
✓	Risk assessment	✗	NO guaranteed bonuses
✓	Clawback policy	✗	NO stock repricing

•	Repricing Stock Options—The Company’s practice is to price awards at the market price on the date of award. The Company’s 2001 Equity Participation Plan prohibits any repricing of options without our stockholders’ approval.
•	Securities Trading Policy—The Company prohibits directors, officers and employees from trading the Company’s securities on the basis of material, non-public information or “tipping” others who may so trade on such information. In addition, the policy prohibits certain officers, directors, and related persons from trading in the Company’s securities without obtaining prior approval from the Company’s Compliance Officer.
Executive officers and directors are expressly prohibited from trading options or any derivative type of contract related to the Company’s stock.
•	Anti-Hedging/Anti-Pledging—Directors and officers are prohibited from (i) purchasing any financial instrument that is designed to hedge or offset any decrease in the market value of the Company’s stock, including prepaid variable forward contracts, equity swaps, collars and exchange funds; (ii) engaging in short sales related to the Company’s common stock; (iii) placing standing orders; (iv) holding Company stock in margin accounts; and (v) pledging Company securities as collateral for a loan.

33

COMPENSATION DISCUSSION AND ANALYSIS

•	Incentive Compensation Clawback Policy— The Company adopted an incentive compensation clawback policy effective January 1, 2017. The policy provides the Company with the ability, in appropriate circumstances, to seek restitution of any performance-based compensation received by an employee as a result of such employee’s fraud or misconduct, resulting in a material misstatement contained in the Company’s financial statements, which results in a restatement of these financial statements.
•	Executive Stock Ownership and Retention Guidelines—Effective February 16, 2007 (amended effective January 1, 2017), Executive Stock Ownership and Retention Guidelines were adopted by the Compensation Committee to further align the interests of executives with the interests of stockholders and further promote the Company’s commitment to sound corporate governance. The Executive Stock Ownership Guidelines are calculated based on a multiple of the executive’s base salary, which is then converted to a fixed number of shares. Once the ownership guideline is established for an executive and communicated, the executive has five years to attain the targeted level of ownership. The Compensation Committee may, from time to time, reevaluate and revise participants’ guidelines to incorporate pay changes or other events. An executive’s stock ownership guideline may also increase because of a change in title.

The ownership guidelines for the senior executives are as follows:

Position	Multiple of Salary
Chief Executive Officer	5X
Executive Officers (Section 16)	2X

Stock that counts toward satisfaction of the stock ownership guidelines includes:

•	Company shares owned outright (i.e. open market purchases) by the executive or his or her immediate family members residing in the same household;
•	Shares owned indirectly by the executive officer (e.g., by a spouse or other immediate family member or a trust for the benefit of the executive officer or his or her family), whether held individually or jointly;
•	Time-based restricted shares granted to the executive officer under the Company’s long-term stock incentive plans;
•	Shares represented by amounts invested in the executive officer’s account under the Company’s 401(k) plan; and
•	Shares held on behalf of the executive officer that are deemed invested in shares under the Company’s Deferred Compensation Plan.

Covered executives are required to achieve their stock ownership guideline within five years from inclusion in the program and continue to maintain and hold the level of stock ownership as long as they are executive officers of the Company. All covered executives were in compliance with the Executive Stock Ownership and Retention Guidelines as of December 31, 2017.

Executive and Change of Control Agreements

The Company maintains Executive Agreements with its Named Executive Officers. The Executive Agreements are not considered employment agreements and the executives are employed “at will” by the Company. These agreements provide protection in the event of a qualified termination, which is defined as an (i) involuntary termination of the executive officer by the Company other than for “Cause” or (ii) either an involuntary termination other than for “Cause” or a voluntary termination by the executive for “Good Reason,” in each case, during a specified period of time after a corporate “Change of Control” (as defined in each Executive Agreement) of the Company. The triggering events were selected due to the executive not having complete control of his or her circumstances. Executives are exercising control over their circumstances when they resign voluntarily without Good Reason or are terminated for Cause. As a result, these events do not trigger any payments.

The Change of Control provision in the Executive Agreement is intended to encourage continued employment by the Company of its executive officers and to allow such executive to be in a position to provide assessment and advice to the Board of Directors regarding any proposed Change of Control without concern that such executive might be unduly distracted by the uncertainties and risks created by a proposed Change of Control. Executive Agreements entered into previously with Mrs. Taylor and Messrs. Cragg and Steen entitle the executive to be made whole for any excise taxes incurred with respect to severance payments that are in excess of the limits set forth under the Internal Revenue Code. The Company discontinued the practice of providing tax gross-ups in its Executive Agreements several years ago, and accordingly, the Executive Agreements entered into with Messrs. Hajdik and Moses do not contain excise tax gross up protection.

The Executive Agreements have a term of three years and are extended automatically for one additional day on a daily basis, unless notice of non-extension is given by the Board of Directors of the Company, in which case the Executive Agreement will terminate on the third anniversary of the date notice is given. To receive benefits under the Executive Agreement, the executive officer will be required to execute a release of all claims against the Company. See “Potential Payments Under Termination or Change of Control” in this Proxy Statement for additional disclosures of severance and Change of Control payments for Named Executive Officers.

34    2018 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis filed in this document. The Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2017.

THE COMPENSATION COMMITTEE
Robert L. Potter , Chairman
Lawrence R. Dickerson
Mark G. Papa
Stephen A. Wells

35

COMPENSATION DISCUSSION AND ANALYSIS

SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid or earned by our Named Executive Officers for each fiscal year in the three year period ended December 31, 2017. The Company has not entered into any employment agreements with any of our Named Executive Officers.

Name and Principal Position	Year	Salary ($)	Stock Awards ($) (1)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	All Other Compensation ($) (3)	Total ($)
Cindy B. Taylor	2017	800,000	3,249,976	—	1,110,052	70,136	5,230,164
President & Chief	2016	800,000	2,350,007	—	411,783	43,730	3,605,520
Executive Officer	2015	800,000	2,501,454	619,380	—	111,537	4,032,371
Lloyd A. Hajdik	2017	421,154	1,249,978	—	438,284	36,488	2,145,904
Executive Vice President,	2016	396,442	1,850,004	—	142,842	27,742	2,417,030
Chief Financial Officer & Treasurer	2015	375,000	820,004	202,864	—	39,385	1,437,253
Christopher E. Cragg	2017	433,846	1,249,978	—	609,129	26,968	2,319,921
Executive Vice President,	2016	400,000	899,998	—	65,885	21,806	1,387,689
Operations	2015	400,000	939,684	232,834	—	46,878	1,619,396
Lias J. Steen	2017	421,154	1,199,999	—	438,284	36,636	2,096,073
Executive Vice President,	2016	400,000	849,986	—	144,124	25,476	1,419,586
Human Resources & Legal	2015	400,000	911,772	225,841	—	52,735	1,590,348
Philip S. Moses	2017	350,000	1,199,999	—	132,453	42,167	1,724,619
Executive Vice President,	2016	350,000	849,986	—	470,243	28,800	1,699,029
Offshore Products	2015	330,000	600,096	148,318	195,750	37,913	1,312,077

(1)	These columns represent the dollar amounts for the years shown of the aggregate grant date fair value of restricted stock awards, performance-based awards and option awards, as applicable, granted in those years computed in accordance with FASB ASC Topic 718—Stock Compensation. Values actually earned can vary greatly from reported amounts depending upon movements in the stock price during the vesting period. Generally, the aggregate grant date fair value is the aggregate amount that the Company expects to expense in its financial statements over the award’s vesting schedule (generally three to four years) and, for performance-based awards, is based upon the probable outcome (here, between target and overachievement) of the applicable performance conditions. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. These amounts reflect the Company’s future accounting expense for these awards and options, and do not necessarily correspond to the actual value that will be recognized by our Named Executive Officers. All options awarded were priced at the date of the award. See Note 14 to our consolidated financial statements included in our Form 10-K for additional detail regarding assumptions underlying the value of these awards. The performance-based stock awards can potentially achieve a maximum number of shares equal to 200% of the target level of shares, depending on the Company’s performance. The maximum number of shares (200% of target levels) and the corresponding grant date fair value of that level of payout is reflected in the Grants of Plan-Based Awards table below. The actual performance level achieved through December 31, 2017 was 100% of target for the 2016 awards and 80% of target for the 2017 awards.

(2)	Amounts of “Non-Equity Incentive Plan Compensation” paid to each applicable Named Executive Officer were made pursuant to the Company’s Annual Incentive Compensation Plan. For a description of this plan please see “Compensation Discussion and Analysis—Elements of Compensation—Short–Term Incentive.”

(3)	The 2017 amount shown in “All Other Compensation” column reflects the following for each Named Executive Officer:

	401 (k) Plan Match ($) (a)	Deferred Compensation Plan Match ($) (a)	Other ($) (b)	Total ($)
Cindy B. Taylor	8,808	52,398	8,930	70,136
Lloyd A. Hajdik	6,190	22,259	8,039	36,488
Christopher E. Cragg	13,500	11,487	1,981	26,968
Lias J. Steen	8,285	19,979	8,372	36,636
Philip S. Moses	12,402	28,937	828	42,167

(a)	Represents the matching contributions and adjustments made by the Company to each of our Named Executive Officers pursuant to the 401(k) Retirement Plan and the Deferred Compensation Plan as more fully described in “Nonqualified Deferred Compensation,” included herein.

(b)	The amounts shown in the “Other” column in the table above include club dues and the imputed income attributable to term life insurance benefits provided for Mrs. Taylor and Messrs. Hajdik, Cragg, Moses and Steen.

36    2018 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

GRANTS OF PLAN-BASED AWARDS

The following table provides information about equity and non-equity awards granted to our Named Executive Officers in 2017, including the following: (1) the grant date; (2) the estimated possible payouts under the non-equity incentive plan, which is discussed in “Compensation Discussion and Analysis—Elements of Compensation—Long–Term Incentive”, included herein; (3) the number of performance-based awards pursuant to the Company’s 2001 Equity Participation Plan; (4) the number of restricted stock awards pursuant to the Company’s 2001 Equity Participation Plan; and (5) the fair value of each equity award computed in accordance with FASB ASC Topic 718—Stock Compensation as of the grant date.

									All Other
									Stock	Grant Date
									Awards:	Fair Value
			Estimated Future Payouts Under			Estimated Future Payouts Under			Number of	of Stock
			Non-Equity Incentive Plan			Performance-Based Stock			Shares of	and
			Awards(1)			Awards(2)			Stock or	Option
Name	Plan	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Units (#) (3)	Awards ($) (4)
Cindy B. Taylor	AICP		—	800,000	1,600,000
	2001 Plan	2/15/2017				13,176	26,351	52,702		1,072,486
	2001 Plan	2/15/2017							53,501	2,177,491
	2001 Plan	2/15/2017								—
Lloyd A. Hajdik	AICP		—	315,866	631,732
	2001 Plan	2/15/2017				5,068	10,135	20,270		412,495
	2001 Plan	2/15/2017							20,577	837,484
	2001 Plan	2/15/2017								—
Christopher E. Cragg	AICP	2/15/2017	—	347,077	694,154
	2001 Plan	2/15/2017				5,068	10,135	20,270		412,495
	2001 Plan	2/15/2017							20,577	837,484
	2001 Plan									—
Lias J. Steen	AICP	2/15/2017	—	315,866	631,732
	2001 Plan	2/15/2017				4,865	9,730	19,460		396,011
	2001 Plan	2/15/2017							19,754	803,988
	2001 Plan									—
Philip S. Moses	AICP	2/15/2017	—	280,000	560,000
	2001 Plan	2/15/2017				4,865	9,730	19,460		396,011
	2001 Plan	2/15/2017							19,754	803,988
	2001 Plan	2/15/2017								—

(1)	The amounts shown in the column “Target” reflect the target level of bonus payable under the Company’s AICP (see discussion in “Compensation Discussion and Analysis—Elements of Compensation—Short–Term Incentive,” included herein) which is based on an executive’s base salary paid during the year multiplied by the executive’s bonus percentage. The base salary used in this table is the base salary in effect as of December 31, 2017; however, actual awards are calculated based on a participant’s eligible AICP earnings paid in the year. The amount shown in the “Maximum” column represents 200% of the target amount. Performance results at or below the threshold level percentage of performance targets established under the AICP will result in no payments being made under the AICP. The threshold level percentage was set at 75% to 85% of target in 2017 for specific Named Executive Officers, depending on the business unit involved. If the performance results fall between the threshold level and the target level, 0 – 100% of the target level bonus will be paid out proportionately to the distance such performance results fall between the two levels. If the performance results fall between the target level and the maximum level, 100 – 200% of the target level bonus will be paid out proportionately to the distance such performance results fall between the two levels.

(2)	The amounts shown under “Estimated Future Payouts Under Performance–Based Stock Awards” include performance-based awards as described as “Elements of Compensation – Long-Term Incentives” in this Proxy Statement. Target level performance of awards granted in 2017 is based on Relative TSR. Relative TSR is to be calculated based on average stock prices for the last 20 trading days of the calendar year preceding the performance period (i.e. last 20 trading days of 2016) compared to the last 20 trading days at the end of the performance period (i.e. last 20 trading days of 2019) compared against the 2017 peer group. If the Relative TSR performance is less than 25%, 100% of the performance-based awards will be forfeited. If the performance is between 25%-74%, 50% up to 193% of the performance-based awards will vest. If the performance is greater than or equal to 75%, the performance-based awards vest at 200%. As of December 31, 2017, the performance-based awards measured on Relative TSR were at a 80% achievement level.

(3)	The amounts shown in “All Other Stock Awards” column reflect the number of restricted stock awards granted in 2017 pursuant to the Company’s 2001 Equity Participation Plan. These awards carry a three year vesting requirement to be fully earned.

(4)	This column shows the full grant date fair value of restricted stock awards, performance-based stock awards, phantom stock awards and stock options computed under FASB ASC Topic 718—Stock Compensation which were granted to our Named Executive Officers during 2017. Generally, the full grant date fair value is the amount that the Company would expense in its financial statements over the award or option vesting schedule and, for performance- based awards, is based upon the probable outcome of the applicable performance conditions.

37

COMPENSATION DISCUSSION AND ANALYSIS

While not considered employment agreements, each of our Named Executive Officers is party to an Executive Agreement. For a description of these agreements, please see “Compensation Discussion and Analysis—Executive and Change of Control Agreements.” The compensation amounts described in the preceding table were determined as described under “Compensation

Discussion and Analysis—Elements of Compensation.” The material terms of the awards reported in the Grants of Plan-Based Awards Table below are described in the “Compensation Discussion and Analysis—Elements of Compensation—Short–Term Incentive” and “—Long-Term Incentives.”

OUTSTANDING EQUITY AWARDS AT 2017 FISCAL YEAR END

The following table provides information on the holdings of stock options and stock awards by our Named Executive Officers as of December 31, 2017. This table includes outstanding and exercisable option awards and unvested stock awards, including restricted stock awards, performance-based awards and phantom stock awards, if any. Each equity grant is shown separately for each Named Executive Officer. The vesting schedule for each grant is provided in this table, based on the option or stock award grant date or other factors, as discussed. Accelerated vesting provisions applicable to the outstanding awards are described below under “—Potential Payments Upon Termination or Change in Control.” The market value of the stock awards is based on the closing market price of the

Company’s common stock as of December 29, 2017 (the last day of trading in 2017), which was $28.30. In accordance with disclosure requirements, performance-based awards have been presented in the table below assuming that the performance period ended on December 31, 2017 and that the performance level achievement would have been at target for the 2016 awards and 2017 awards. However, the actual performance level achieved through December 31, 2017 was 100% of target for the 2016 awards and 80% of target for the 2017 awards. For additional information about these awards, see the description of equity incentive compensation in “Compensation Discussion and Analysis Elements of Compensation—Long–Term Incentives,” included herein.

Name of	Grant	Award	Number	Portion	Exercise	Expiration	Market
Executive	Date	Type	Outstanding	Exercisable	Price	Date	Value	Vesting Schedule
Cindy B. Taylor	02/17/2011	Options	25,737	25,737	$ 43.95	2/17/21	$ —
	02/16/2012	Options	27,453	27,453	49.33	2/16/22	—
	02/19/2013	Options	22,652	22,652	46.78	2/19/23	—
	02/19/2014	Restricted Stock	7,721				218,504	100% on 2/19/2018
	02/19/2014	Options	17,158	12,869	58.54	2/19/24	—	100% on 2/19/2018
	02/18/2015	Restricted Stock	14,787				418,472	50% in 2018 and 2019
	02/18/2015	Options	46,500	23,250	42.29	2/18/25	—	50% in 2018 and 2019
	02/17/2016	Restricted Stock	42,291				1,196,835	50% in 2018 and 2019
	02/17/2016	Performance	31,245				884,234	100% in 2018, subject
		Stock Unit						to performance
	02/15/2017	Restricted Stock	53,501				1,514,078	33% in 2018, 2019
								and 2020
	02/15/2017	Performance	26,351				745,733	100% in 2019, subject
		Stock Unit						to performance
Total			315,396	111,961			$4,977,856
Lloyd A. Hajdik	02/19/2014	Restricted Stock	2,531				$ 71,627	100% on 2/19/2018
	02/19/2014	Options	5,662	4,247	$ 58.54	2/19/24	—	100% on 2/19/2018
	02/18/2015	Restricted Stock	4,847				137,170	50% in 2018 and 2019
	02/18/2015	Options	15,230	7,616	42.29	2/18/25	—	50% in 2018 and 2019
	02/17/2016	Restricted Stock	15,296				432,877	50% in 2018 and 2019
	02/17/2016	Performance	11,301				319,818	100% in 2018, subject
		Stock Unit						to performance
	08/23/2016	Restricted Stock	20,444				578,565	50% in 2018 and 2019
	02/15/2017	Restricted Stock	20,577				582,329	33% in 2018, 2019
								and 2020
	02/15/2017	Performance	10,135				286,821	100% in 2019, subject
		Stock Unit						to performance
Total			106,023	11,863			$2,409,207

38    2018 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Name of	Grant	Award	Number	Portion	Exercise	Expiration	Market
Executive	Date	Type	Outstanding	Exercisable	Price	Date	Value	Vesting Schedule
Christopher E.	02/17/2011	Options	4,289	4,289	$ 43.95	02/17/2021	$ —
Cragg	02/16/2012	Options	7,721	7,721	49.33	02/16/2022	—
	02/19/2013	Options	6,863	6,863	46.78	02/19/2023	—
	02/19/2014	Restricted Stock	2,359				66,760	100% on 2/19/2018
	02/19/2014	Options	6,863	5,148	58.54	02/19/2024	—	100% on 2/19/2018
	02/18/2015	Restricted Stock	5,554				157,178	50% in 2018 and 2019
	02/18/2015	Options	17,480	8,740	42.29	02/18/2025	—	50% in 2018 and 2019
	02/17/2016	Restricted Stock	16,196				458,347	50% in 2018 and 2019
	02/17/2016	Performance	11,966				338,638	100% in 2018, subject
		Stock Unit						to performance
	02/15/2017	Restricted Stock	20,577				582,329	33% in 2018, 2019
								and 2020
	02/15/2017	Performance	10,135				286,821	100% in 2019, subject
		Stock Unit						to performance
Total			110,003	32,761			$1,890,073
Lias J. Steen	02/17/2011	Options	4,289	4,289	$ 43.95	02/17/2021	$ —
	02/16/2012	Options	7,721	7,721	49.33	02/16/2022	—
	02/19/2013	Options	6,863	6,863	46.78	02/19/2023	—
	02/19/2014	Restricted Stock	2,359				66,760	100% on 2/19/2018
	02/19/2014	Options	6,863	5,148	58.54	02/19/2024	—	100% on 2/19/2018
	02/18/2015	Restricted Stock	5,390				152,537	50% in 2018 and 2019
	02/18/2015	Options	16,955	8,478	42.29	02/18/2025	—	50% in 2018 and 2019
	02/17/2016	Restricted Stock	15,296				432,877	50% in 2018 and 2019
	02/17/2016	Performance	11,301				319,818	100% in 2018, subject
		Stock Unit						to performance
	02/15/2017	Restricted Stock	19,754				559,038	33% in 2018, 2019
								and 2020
	02/15/2017	Performance	9,730				275,359	100% in 2019, subject
		Stock Unit						to performance
Total			106,521	32,499			$1,806,389
Philip S. Moses	02/17/2011	Options	5,147	5,147	$ 43.95	02/17/2021	$ —
	02/16/2012	Options	5,147	5,147	49.33	02/16/2022	—
	02/19/2013	Options	5,147	5,147	46.78	02/19/2023	—
	02/19/2014	Restricted Stock	1,287				36,422	100% on 2/19/2018
	02/19/2014	Options	4,461	3,346	58.54	02/19/2024	—	100% on 2/19/2018
	02/18/2015	Restricted Stock	3,547				100,380	50% in 2018 and 2019
	02/18/2015	Options	11,135	5,568	42.29	02/18/2025	—	50% in 2018 and 2019
	02/17/2016	Restricted Stock	15,296				432,877	50% in 2018 and 2019
	02/17/2016	Performance	11,301				319,818	100% in 2018, subject
		Stock Unit						to performance
	02/15/2017	Restricted Stock	19,754				559,038	33% in 2018, 2019
								and 2020
	02/15/2017	Performance	9,730				275,359	100% in 2019, subject
		Stock Unit						to performance
Total			91,952	24,355			$1,723,894

39

COMPENSATION DISCUSSION AND ANALYSIS

OPTION EXERCISES AND STOCK VESTED

The following table provides information for our Named Executive Officers on the number of shares acquired upon the vesting of stock awards and the value realized, in each case before payment of any applicable withholding tax or exercise prices. None of our Named Executive Officers exercised stock options during 2017.

	Stock Awards (1)
		Pre-tax
	Number of Shares	Value Realized
	Acquired on Vesting	on Vesting
Name	(#)	($)
Cindy B. Taylor	43,920	1,589,904
Lloyd A. Hajdik	22,826	676,038
Christopher E. Cragg	15,595	564,539
Lias J. Steen	15,062	545,244
Philip S. Moses	11,997	434,291

(1)	Reflects shares received pursuant to restricted stock awards under the 2001 Equity Participation Plan for grants made in 2013 through 2016 to each Named Executive Officer. The value realized upon vesting of these awards represents the aggregate dollar amount realized by the Named Executive Officer upon vesting computed by multiplying the number of shares of stock by the closing price of the underlying shares on the applicable vesting date.

NONQUALIFIED DEFERRED COMPENSATION

Deferred Compensation Plan

The Company maintains the Deferred Compensation Plan, which is a nonqualified deferred compensation plan for U.S. citizens that permits our directors and eligible employees to elect to defer all or a part of their cash compensation (base and/or incentive pay) from us until the termination of their status as a director or employee or a change of control.

Employees that participate in the Deferred Compensation Plan do not receive any additional compensation other than the employer match on compensation deferred equivalent to what would have been matched in the Company’s 401(k) plan, absent certain IRS limitations. A deferral election may provide for deferring different forms or levels of compensation (base salary and/or incentive compensation) during the year. The Compensation Committee administers the Deferred Compensation Plan. Participating employees are eligible to receive from the Company a matching deferral under the Deferred Compensation Plan that is intended to compensate them for contributions they could not receive from the Company under the 401(k) plan due to the various limits imposed on 401(k) plans by U.S. federal income tax laws. Directors who elect to participate in the Deferred Compensation Plan do not receive any matching contributions.

Participants in the Deferred Compensation Plan are able to invest contributions made to the Deferred Compensation Plan in investment funds approved by a Retirement Plan Compensation Committee, which also mirror the 401(k) plan investment funds. The Company percentage match on employee contributions vests in the same manner as in the Company’s 401(k) plan. Employee contributions into the Deferred Compensation Plan are automatically vested and an employee can defer all of their salary and bonus compensation. Since the investment choices under the Deferred Compensation Plan are identical to the choices available under our 401(k) Plan, no above market or preferential earnings are provided under the Deferred Compensation Plan. As such, no earnings on Deferred Compensation Plan amounts are reported in the Summary Compensation table. The Retirement Plan Compensation Committee is composed of employees of the Company. The Compensation Committee has established a grantor trust to hold the amounts deferred under the Deferred Compensation Plan by the Company’s officers, directors and other employees. All amounts deferred under the Deferred Compensation Plan remain subject to the claims of the Company’s creditors.

Allocation of net income (or net loss) in each participant’s account is divided into sub accounts to reflect each participant’s deemed investment designation in a particular fund(s). As of each valuation date, the net income (or net loss) of each fund is allocated among the corresponding sub accounts of the participants. Each sub account is credited with (or debited for) that portion of such net income (or net loss) due to the change in the value of each corresponding sub account from the prior valuation date.

Generally, each participant in the Deferred Compensation Plan will receive (i) a lump sum distribution or installment payments (at the participant’s election) upon termination of the participant’s service with the Company and its affiliates or (ii) a lump sum distribution upon a change of control (as defined in the 2001 Equity Participation Plan). For “Key Employees,” as defined in IRS regulations, distributions of deferrals made after 2004 due to the Key Employee’s “separation from service” will generally be delayed at least six months. Any other withdrawals by the participant will be made in compliance with limitations imposed under Section 409A of the Internal Revenue Code.

40    2018 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Detailed below is activity in the Deferred Compensation Plan for each Named Executive Officer.

			Aggregate		Aggregate
	Executive	Registrant	Earnings		Balance
	Contributions	Contribution	(Loss)	Aggregate	At Last
	in Last	in Last	in Last	Withdrawals/	Fiscal
	Fiscal Year	Fiscal Year	Fiscal Year	Distributions	Year End
Name	($) (1)	($) (2)	($) (3)	($)	($)
Cindy B. Taylor	64,707	57,081	432,824	—	3,247,005
Lloyd A. Hajdik	33,840	22,010	25,376	—	171,925
Christopher E. Cragg	26,031	11,487	132,792	—	1,017,370
Lias J. Steen	33,917	21,538	72,892	—	459,326
Philip S. Moses	49,618	39,071	93,655	—	613,753

(1)	All contribution amounts for the last fiscal year reported in this table are also included in the “Salary” and “Non-Equity Incentive Plan Compensation” amounts reported in the Summary Compensation Table for 2017.

(2)	Amounts reported as Company matching contributions or adjustments in this column are also included in the “All Other Compensation” column of the Summary Compensation Table for 2017.

(3)	This column represents net unrealized appreciation, depreciation, dividends and distributions from mutual fund and other investments for 2017 associated with investments held in the Deferred Compensation Plan for Mrs. Taylor and Messrs. Hajdik, Cragg, Steen and Moses.

The Company elected in 2017 to include company owned life insurance as a component of the Deferred Compensation Plan to partially fund the cost of the plan with life insurance proceeds if a consenting participant dies. In the event of death of a consenting participant, the Company will directly receive the full death benefit. For consenting participants who are still actively employed by the Company, the Company has agreed to pay a survivor benefit equal to 50% of the individual coverage amount to their designated beneficiary.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

The table below reflects the amount of compensation to each of our Named Executive Officers of the Company in the event of a qualified termination, which is defined as (i) an involuntary termination of the executive officer by the Company other than for “Cause” or (ii) either an involuntary termination other than for “Cause” or a voluntary termination by the executive for “Good Reason,” in each case, during a specified period of time after a corporate “Change of Control”. “Cause” is defined as executive’s conviction of (or plea of nolo contendere to) a felony, dishonesty or a breach of trust as regards the Company or any subsidiary; executive’s commission of any act of theft, fraud, embezzlement or misappropriation against the Company or any subsidiary that is materially injurious to the Company or such subsidiary regardless of whether a criminal conviction is obtained; executive’s willful and continued failure to devote substantially all of his business time to the Company’s business affairs (excluding failures due to illness, incapacity, vacations, incidental civic activities and incidental personal time) which failure is not remedied within a reasonable time after written demand is delivered by the Company, which demand specifically identifies the manner in which the Company believes that executive has failed to devote substantially all of his business time to the Company’s business affairs; or executive’s unauthorized disclosure of confidential information of the Company that is materially injurious to the Company. “Good Reason” shall mean a material reduction in executive’s authority, duties or responsibilities from those in effect immediately prior to the Change of Control or the assignment to executive of duties or responsibilities inconsistent in any material respect from those of executive in effect immediately prior to the Change of Control; a material reduction of executive’s compensation and benefits, including, without limitation, annual base salary, annual bonus, and equity incentive opportunities, from those in effect immediately prior to the Change of Control; the Company’s failure to obtain a written agreement from any successor or assigns of the Company to assume and perform the executive agreement; or the Company requires executive, without executive’s consent, to be based at any office located more than 50 miles from the Company’s offices to which executive was based immediately prior to the Change of Control, except for travel reasonably required in the performance of executive’s duties. “Change of Control” shall mean any “person” (as such term is used in Section 13(d) and 14(d) of the Exchange Act), (other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), acquires “beneficial ownership” (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding securities; provided, however, that if the Company engages in a merger or consolidation in which the Company or surviving entity in such merger or consolidation becomes a subsidiary of another entity, then references to the Company’s then outstanding securities shall be deemed to refer to the outstanding securities of such parent entity; a change in the composition of the Board, as a result of which fewer than a majority of the directors are incumbent directors (as defined in the applicable Executive Agreements).. See “Compensation Discussion and Analysis—Executive and Change of Control Agreements” herein for additional information. The scope and terms of compensation due to each Named Executive Officer upon voluntary

41

COMPENSATION DISCUSSION AND ANALYSIS

terminations, early retirement, retirement, for Cause termination and in the event of disability or death of the executive are the same as for all salaried employees.

The amounts shown in the table assume that such qualified termination or a Change of Control was effective as of December 31, 2017 and, therefore, include compensation earned through such time and are estimates of the amounts which would be paid out to the executives upon their terminations or a Change of Control. The actual amounts to be paid can only be determined at the time of such executive’s separation from the Company or upon a Change of Control event.

Executive and Change of Control Agreements

Per Mrs. Taylor’s Executive Agreement, if Mrs. Taylor is terminated by the Company following a Change of Control (other than termination by the Company for Cause or by reason of death or disability), or if Mrs. Taylor terminates her employment for Good Reason, in either case, during the 24-month period following a corporate Change of Control, she is entitled to receive a lump sum severance payment of two and one half times the sum of her base salary and the target annual bonus that may be earned by her pursuant to the AICP for the year of termination. If Mrs. Taylor is terminated by the Company not for Cause other than during the 24-month period following a Change of Control, she is entitled to receive a lump sum severance payment of one and one half times the sum of her base salary and the target annual bonus that may be earned by her pursuant to the AICP for the year of termination.

Pursuant to the Company’s other Named Executive Officers’ Executive Agreements, if any of them is terminated by the Company following a Change of Control (other than termination by the Company for Cause, or by reason of death or disability), or if any of them voluntarily terminate their employment for Good Reason, in either case, during the 24-month period following a corporate Change of Control, then the affected Named Executive Officer is entitled to receive a lump sum severance payment of two times the sum of his base salary and the target annual bonus that may be earned by him pursuant to the AICP for the year of termination. If any of them are terminated by the Company not for Cause other than during the 24-month period following a Change of Control, he is entitled to receive a lump sum severance payment of one times the sum of his base salary and the target annual bonus that may be earned by him pursuant to the AICP for the year of termination.

If any Named Executive Officer is terminated by the Company not for Cause other than during the 24-month period following a corporate Change of Control, the Executive Agreements provide (i) for the cash lump sum severance payments described above, (ii) that all restrictions on restricted stock and phantom stock units will lapse and (iii) for continued health benefits for 12 months. Any vested, non-qualified stock options would expire after 3 months of the date of termination if not exercised prior to their expiration.

The Change of Control provision in the Executive Agreements is intended to encourage continued employment by the Company of its executive officers and to allow such executives to be in a position to provide assessment and advice to the Board of Directors regarding any proposed Change of Control without concern that such executives might be unduly distracted by the uncertainties and risks created by a proposed Change of Control. Unlike “single trigger” plans that pay out immediately upon a change of control, the executive agreements require a “double trigger” (i.e. a change of control along with an involuntary loss of employment) for the payment of severance. If the qualified termination occurs during the 24-month period following a corporate Change of Control, the agreements provide for the cash lump sum severance payments described above. With respect to such a qualified termination, the executive officer will also be entitled to (A) health benefits until the earlier of (i) 36 months and (ii) the date the executive begins receiving comparable benefits from a subsequent employer, (B) vesting of all contributions to our 401(k) plan and Deferred Compensation Plan to the extent not already vested and (C) outplacement services equal to a maximum of 15% of the executive’s salary at the time of termination until the earliest to occur of (i) December 31 of the second calendar year following the year of termination and (ii) the date the executive accepts subsequent employment. In addition, solely upon a Change of Control, the agreements provide that all restricted stock, performance-based stock, phantom stock and options will become vested, that all restrictions on such awards will lapse and that outstanding stock options will remain exercisable for the remainder of their terms. Executive agreements entered into previously with Mrs. Taylor and Messrs. Cragg and Steen entitle the executive to be made whole for any excise taxes incurred with respect to severance payments that are in excess of the limits set forth under the Internal Revenue Code. Executive Agreements entered into with Messrs. Hajdik and Moses do not contain excise tax gross up protection.

To receive benefits under the Executive Agreement, the executive officer will be required to execute a release of all claims against the Company.

Deferred Compensation Plan

Generally, each participant in the Deferred Compensation Plan will receive, at the participant’s election, a lump sum distribution or installment payments upon a change of control or a termination of the participant’s service with the Company and its affiliates. For “Key Employees,” as defined in IRS regulations, distributions of deferrals made after 2004 are delayed at least six months.

Any other withdrawals by the participant will be made in good faith compliance with 409A limitations. Please see “Nonqualified Deferred Compensation” for information regarding the aggregate balance of each Named Executive Officer who participates in the Deferred Compensation Plan and for additional information regarding payments under the Deferred Compensation Plan.

42    2018 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Equity Awards

The Company’s stock option agreements provide that, in the event of an employee’s disability, retirement or death, outstanding unvested stock options will become fully vested and will be exercisable for a period of one year following the employee’s date of termination due to disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code), retirement (on or after attainment of age 65 or, with the Compensation Committee’s express written consent, on or after the age of 55) or death. The Company’s restricted stock award agreements provide that restricted stock awards will become fully vested on (i) the date a Change of Control occurs or (ii) the termination of an employee’s employment due to his death or a disability that entitles the employee to receive benefits under a long-term disability plan of the Company. The Company’s performance-based award agreements provided that, if prior to the eighteen-month anniversary of the grant date of the award, (A) a Change of Control occurs, or (B) the employee retires or becomes disabled or dies, then the performance-based award will vest upon the occurrence of such event at such level as specified in the applicable award agreement.

The performance-based awards contain potential acceleration provisions that will depend upon the timing of the acceleration event in relation to the grant date of the award. Prior to the eighteen-month anniversary of the grant date of the award, in the event that a Change of Control occurs, or the employee becomes disabled or dies, then the performance-based award will vest upon the occurrence of such event at the greater of “target” levels or a “determined percentage” of target. The determined percentage would be calculated using the actual level of performance attained for the award on the last day of the fiscal quarter that immediately precedes the Change of Control or the termination event, as applicable. In the event that the acceleration is due to the employee’s disability or death, the determined percentage will be further multiplied by a fraction that is based upon the number of days the employee was actually employed during the performance period.

On or after the eighteen-month anniversary of the grant date of the performance-based award, in the event that a Change of Control occurs or the employee becomes disabled or dies, then the performance-based award will vest upon the occurrence of such event at the greater of “target” levels or the “determined percentage” of target described above. Also following the eighteen-month anniversary of the grant date, in the event that the employee retires (defined as a termination after the age of 60 that is due to a reason other than death or disability), the performance-based award will vest based upon actual performance on the date of the employee’s retirement, but the award will be further multiplied by a fraction that is based upon the number of days the employee was actually employed during the performance period.

Quantification of Payments

Shown in the table below are potential payments upon the assumed (i) involuntary not for Cause termination of our Named Executive Officers other than during the 24-month period following a Change of Control, or (ii) involuntary not for Cause termination or termination by the Named Executive Officer for “Good Reason,” in either case, during the 24-month period following a Change of

Control of the Company, occurring as of December 31, 2017. In addition, the tables that follow show the potential payments upon the hypothetical (i) disability, retirement or death of our Named Executive Officers, and (ii) Change of Control of the Company, in each case, occurring as of December 31, 2017.

		Potential Payments Upon Termination and Change of Control
		Involuntary Not for	Termination
		Cause Termination	with a	Disability,
		without a Change	Change of	Retirement,	Change of
		of Control on	Control on	or Death on	Control on
Executive Benefits and Payments Upon Separation		12/31/2017	12/31/2017	12/31/2017	12/31/2017
Cindy B. Taylor	Compensation:
	Cash Severance	$2,400,000	$4,000,000	$—	$—
	Stock Options (1)	—	—	—	—
	Stock Awards (1)	5,814,829	5,814,829	5,814,829	5,814,829
	Benefits & Perquisites:
	Health and Welfare Benefits (2)	21,207	31,436	—	—
	Outplacement Assistance (3)	—	120,000	—	—
	Tax Gross Up	—	—	—	—
Total		$8,236,036	$9,966,265	$5,814,829	$5,814,829
Lloyd A. Hajdik	Compensation:
	Cash Severance	$743,750	$1,487,500	$—	$—
	Stock Options (1)	—	—	—	—
	Stock Awards (1)	2,683,576	2,683,576	2,683,576	2,683,576
	Benefits & Perquisites:
	Health and Welfare Benefits (2)	21,207	31,436	—	—
	Outplacement Assistance (3)	—	63,750	—	—
Total		$3,448,533	$4,266,262	$2,683,576	$2,683,576

43

COMPENSATION DISCUSSION AND ANALYSIS

		Potential Payments Upon Termination and Change of Control
		Involuntary Not for	Termination
		Cause Termination	with a	Disability,
		without a Change	Change of	Retirement,	Change of
		of Control on	Control on	or Death on	Control on
Executive Benefits and Payments Upon Separation		12/31/2017	12/31/2017	12/31/2017	12/31/2017
Christopher E. Cragg	Compensation:
	Cash Severance	$792,000	$1,584,000	$—	$—
	Stock Options (1)	—	—	—	—
	Stock Awards (1)	2,204,486	2,204,486	2,204,486	2,204,486
	Benefits & Perquisites:
	Health and Welfare Benefits (2)	21,207	31,436	—	—
	Outplacement Assistance (3)	—	66,000	—	—
	Tax Gross Up	—	—	—	—
Total		$3,017,693	$3,885,922	$2,204,486	$2,204,486
Lias J. Steen	Compensation:
	Cash Severance	$743,750	$1,487,500	$—	$—
	Stock Options (1)	—	—	—	—
	Stock Awards (1)	2,111,463	2,111,463	2,111,463	2,111,463
	Benefits & Perquisites:
	Health and Welfare Benefits (2)	21,207	31,436	—	—
	Outplacement Assistance (3)	—	63,750	—	—
	Tax Gross Up	—	—	—	—
Total		$2,876,420	$3,694,149	$2,111,463	$2,111,463
Philip S. Moses	Compensation:
	Cash Severance	$630,000	$1,260,000	$—	$—
	Stock Options (1)	—	—	—	—
	Stock Awards (1)	1,924,683	1,924,683	1,924,683	1,924,683
	Benefits & Perquisites:
	Health and Welfare Benefits (2)	21,207	31,436	—	—
	Outplacement Assistance (3)	—	52,500	—	—
Total		$2,575,890	$3,268,619	$1,924,683	$1,924,683

(1)	Reflects the value of unvested stock options, restricted stock awards and performance-based awards as of December 31, 2017 that would be accelerated as a result of the separation event based on the Company’s stock price of $28.30, which was the closing market price of the Company’s common stock as of December 29, 2017 (the last day of trading in 2017). Performance-based awards have been quantified assuming that the performance period ended on December 31, 2017 and that the performance level achievement would have been at target for the 2015, 2016 and 2017 awards; however, the actual performance level achieved at December 31, 2017 was 0% of target for the 2015 awards, 100% of target for the 2016 awards and 80% of target for the 2017 awards. The amounts reported in the “Stock Options” row, if any, would also be realized by the Named Executive Officers in the event of a Named Executive Officer’s disability, retirement or death occurring on December 31, 2017. In addition, the amounts reported in the “Stock Awards” row would be realized by our Named Executive Officers in the event of the occurrence of a Change of Control (without the occurrence of a qualified termination) or upon our Named Executive Officer’s death or disability, in each case, occurring on December 31, 2017.

(2)	Reflects the estimated lump-sum present value of all future premiums which will be paid on behalf of the Named Executive Officer under the Company’s health and welfare benefit plans for the applicable continuation period specified in the Executive Agreements.

(3)	Reflects the maximum amount of outplacement assistance that would be provided for the Named Executive Officer pursuant to the Executive Agreement.

2017 CEO Pay Ratio

As a result of the recently adopted rules under the Dodd-Frank Act, beginning with our 2018 Proxy Statement, the SEC requires the disclosure of the CEO to median employee pay ratio. Therefore, as required by Section 953(b) of the Dodd-Frank Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mrs. Taylor. The amounts and ratios described below have been prepared pursuant to applicable rules.

Although some amounts may represent actual dollars paid to our CEO or that would be paid to our hypothetical median employee, other amounts are estimates based on certain assumptions or they may represent dollar amounts recognized for financial statement reporting purposes in accordance with accounting rules, but do not represent actual dollars received (e.g., dollar values of our CEO’s stock awards). The explanations herein contain important estimates, assumptions and other information regarding our CEO pay ratio disclosures.

44    2018 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

For 2017, our last completed fiscal year:

•	Mrs. Taylor had total annual compensation of $5,230,164 as reflected in the Summary Compensation Table included in this Proxy Statement.
•	Our median employee’s annual total compensation was $57,059.
•	As a result, we estimate that Mrs. Taylor’s 2017 annual total compensation was approximately 92 times that of our median employee.

To identify the median employee, we took the following steps:

•	We determined that, as of December 31, 2017, our employee population consisted of 3,077 individuals (as reported in Item 1, Business, in our 2017 Form 10-K). This population consisted of our full-time and part-time employees (including both active employees and employees on leave as of December 31, 2017).
•	We selected December 31, 2017 as our identification date for determining our median employee because it enabled us to make such identification in a reasonably efficient and economic manner by utilizing 2017 compensation amounts.
•	We used a consistently applied compensation measure to identify our median employee by comparing the actual amount of salary or wages as reflected in our payroll records. Compensation was not annualized for employees that were not employed by us for all of 2017.
•	For our employees located outside of the United States, we obtained similar payroll records and converted such information into U.S. dollars using the year-end currency exchange rate.

To determine the annual total compensation of our median employee and our CEO, we took the following steps:

•	After we identified our median employee, we combined all of the elements of such employee’s compensation for the 2017 year in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $57,059.
•	With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of our 2017 Summary Compensation Table included in this Proxy Statement.

45

COMPENSATION DISCUSSION AND ANALYSIS

EQUITY COMPENSATION PLAN INFORMATION

The table below provides information relating to our equity compensation plans as of December 31, 2017:

Number of Securities
		Weighted-Average	Remaining Available for
	Number of Securities to	Exercise Price of	Future Issuance Under
	Be Issued Upon Exercise	Outstanding Options,	Compensation Plans
	of Outstanding Options,	Warrants and Rights	(Excluding Securities
Plan Category	Warrants and Rights	($)	Reflected in First Column)
Equity compensation plans approved by security holders	693,277	49.04	870,537
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	693,277	49.04	870,537

Our 2001 Equity Participation Plan has been approved by our stockholders. Based upon the December 29, 2017 (the last day of trading in 2017) closing stock price of $28.30, all outstanding stock options are out-of-the-money.

PERFORMANCE GRAPH

The graph below matches the cumulative five-year total return of holders of Oil States International, Inc.’s common stock with the cumulative total returns of the S&P 500 index, the PHLX Oil Service Sector index and a customized peer group of sixteen companies that includes: Archrock Inc., Bristow Group Inc., Carbo Ceramics Inc., Core Laboratories NV, Dril-Quip Inc., Forum Energy Technologies Inc., Franks International NV, Helix Energy Solutions Group Inc.,

Helmerich And Payne Inc., Key Energy Services Inc., McDermott International Inc., Oceaneering International Inc., Patterson-UTI Energy Inc., RPC Inc., Superior Energy Services Inc. and Tidewater Inc. The graph assumes that the value of the investment in our common stock, in each index, and in the peer group (including reinvestment of dividends) was $100 on 12/31/2012 and tracks it through 12/31/2017.

OIL STATES INTERNATIONAL – NYSE

			Cumulative Total Return
	12/12	12/13	12/14	12/15	12/16	12/17
	($)	($)	($)	($)	($)	($)
OIL STATES INTERNATIONAL, INC.	100.00	142.19	119.65	66.67	95.42	69.24
S & P 500	100.00	132.39	150.51	152.59	170.84	208.14
PHLX OIL SERVICE SECTOR	100.00	130.93	110.66	85.70	107.87	92.11
PEER GROUP	100.00	142.17	100.97	72.18	91.89	78.02

The stock price performance included in this graph is not necessarily indicative of future stock price performance.

46    2018 Proxy Statement

ITEM 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Ernst & Young LLP, an independent registered public accounting firm, to audit the consolidated financial statements of the Company for the year ending December 31, 2018. Ernst & Young LLP has audited the Company’s consolidated financial statements since May 2000. Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018 will require the affirmative vote of the holders of a majority of the shares present and entitled to be voted at the Annual Meeting. Although ratification is not required by our bylaws or otherwise,our

Board of Directors is submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year, if it determines that such a change would be in our best interest, and in the best interest of our stockholders.

AUDIT FEE DISCLOSURE

The following table shows the aggregate fees billed by, and paid to, Ernst & Young LLP for services rendered in each of the last two fiscal years:

	2017	2016
	($ in thousands)
Audit Fees	1,944	1,808
Audit-Related Fees	57	34
Tax Fees	45	685
All Other Fees	—	—
Total	2,046	2,527

Audit Fees. Audit fees relate primarily to the audit and quarterly reviews of the consolidated financial statements, the audit of internal controls over financial reporting, audits of subsidiaries, statutory audits of subsidiaries required by governmental or regulatory bodies, attestation services required by statute or regulation, comfort letters, consents, assistance with and review of documents filed with the SEC, work performed by tax professionals in connection with the audit and quarterly reviews, and accounting and financial reporting consultations and research work necessary to comply with accounting consultations billed as audit services, in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”).

Audit-Related Fees. Fees for audit-related services relate primarily to assurance and related services that are reasonably related to the performance of the audit or review of our financial statements not reported above under “Audit Fees”, and principally include due diligence, accounting consultations, and audits in connection with acquisitions, and internal control reviews.

Tax Fees. Tax fees include fees for professional services provided for tax compliance, tax advice and tax planning, except those rendered in connection with the audit.

The charter of the Audit Committee provides that the Audit Committee is responsible for the pre-approval of all auditing services and permitted non-audit services to be performed for the Company by our independent registered public accounting firm in order to verify that the provision of such services does not impair the independent registered public accounting firm’s independence. The Audit Committee has adopted the Audit Committee Pre-Approval Policy, effective as of February 19, 2008, pursuant to which the Audit Committee has granted general pre-approval of the specified audit, audit-related, tax and other permitted services. The pre-approval policy provides that the Audit Committee must be promptly informed of the provision of any pre-approved services. Services to be provided by our independent registered public accounting firm that have not received general pre-approval, as set forth in the pre-approval policy, require specific pre-approval by the Audit Committee and must be submitted to the Audit Committee by the Chief Financial Officer or the Vice President, Controller and Chief Accounting Officer. Any such submission must include a statement as to whether, in such officer’s view, the request or application is consistent with maintaining the independence of the independent registered public accounting firm in accordance with the SEC’s rules on auditor independence. All services rendered by Ernst & Young  LLP in 2017 were subject to our pre-approval policy. The Company has not agreed to indemnify Ernst & Young LLP in connection with any of their work, except for limited indemnification for certain tax compliance and tax advisory engagements. The Company has a policy that the hiring of any alumni of the Company’s registered independent accounting firm must be pre-approved by either the Chief Financial Officer or the Vice President, Controller and Chief Accounting Officer to promote compliance with independence regulations.

47

ITEM 3

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will be offered the opportunity to make a statement, if such representatives desire to do so. The representatives of Ernst & Young LLP will also be available to answer questions and discuss matters pertaining to the Report of Independent Registered Public Accounting Firm contained in the financial statements in our Annual Report on Form 10-K for the year ended December 31, 2017.

Vote Required

Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018 will require the affirmative vote of the holders of a majority of the shares present and entitled to be voted at the Annual Meeting.

For purposes of voting on the ratification of the selection of our independent registered public accounting firm, abstentions will have the same effect as a vote against the proposal.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

AUDIT COMMITTEE REPORT

The Audit Committee: (1) reviewed and discussed with management Oil States’ audited financial statements for the year ended December 31, 2017; (2) discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees; (3) received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm communications with the Audit Committee concerning independence; and (4) discussed with the registered public accounting firm the registered public accounting firm independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2017, be included in Oil States’ Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

The Audit Committee:

William T. Van Kleef, Chairman
S. James Nelson, Jr.
Robert L. Potter
Christopher T. Seaver

48    2018 Proxy Statement

ITEM 4: APPROVAL OF THE 2018 EQUITY PARTICIPATION PLAN

Our Board of Directors has approved a new 2018 Equity Participation Plan, subject to stockholder approval. The 2018 Equity Participation Plan (the “Plan”), if approved, will provide for 2,000,000 shares authorized for issuance thereunder. We arrived at the number of shares to propose for the Plan after consideration of the historic rate of share awards and the number of shares remaining to be awarded under the 2001 Equity Participation Plan (the “Prior Plan”), among other factors. We are submitting the Plan to our stockholders for approval. We refer to this proposal in this Proxy Statement as the 2018 Equity Participation Plan Proposal. If the 2018 Equity Participation Plan Proposal is approved, the Plan will be effective as of the date of the Annual Meeting.

We have added certain new provisions to the Plan (not included in the Prior Plan) as follows:

•	Common stock issued pursuant to awards under the Plan are subject to any stock ownership and retention guidelines adopted by the Company; and
•	To the extent required by law or securities exchange listing standards, or otherwise by the Committee, awards or amounts paid under the Plan are subject to any clawback policies or procedures adopted by the Company.

Our Board of Directors believes that the 2,000,000 shares available for grant under the Plan, plus an estimated 470,080 shares (as of February 28, 2018) available for future awards under the Prior Plan, would provide sufficient shares for equity-based compensation needs of the Company for approximately four years after stockholder approval of the Plan. These estimates are based on our average burn rate over the past three years. The actual amount of time will vary depending on factors such as changes in employee headcount, future forfeitures and cancellations, and Oil States’ stock price. If stockholders do not approve the Plan, we believe our future ability to issue stock-based awards will be limited, adversely affecting our business.

Our stock-based compensation model, including the historical broad-based participation of our employees and directors, and the portion of equity compensation paid to our senior executives, resulted in a “burn rate,” or share utilization rate, presented in the table below. The table summarizes the number of awards granted and the burn rate for each of the last three fiscal years.

		2015	2016	2017
(a)	Stock options granted (1)	119,370	—	—
(b)	Restricted stock granted	483,307	623,584	475,874
(c)	Performance-based restricted stock units granted (2)	75,900	86,462	74,758
(d)	Increase in diluted shares due to equity awards (a + b + c)	678,577	710,046	550,632
(e)	Weighted average common shares outstanding	51,341,000	51,307,000	51,253,000
	Burn rate (d/e) (3)	1.3%	1.4%	1.1%

(1)	No stock options were granted in 2016 and 2017.

(2)	Includes performance–based stock awards at target. If the maximum number of shares subject to performance–based stock awards were taken into account, awards granted in row (c) would be as follows: 151,800 in 2015; 172,924 in 2016; and 149,516 in 2017.

(3)	The burn rate is not adjusted for forfeitures and expirations, which would reduce the burn rate if taken into account.

The Company recognizes that, as commonly calculated, the total potential dilution or “overhang” from the adoption of the Plan would be 5.3% as of February 28, 2018.

The market price of a share of common stock as of February 28, 2018 is $24.60. As of February 28, 2018, there are 306 officers, employees, and directors participating in the Prior Plan.

The Prior Plan is our only equity compensation plan. It plays an important role in our efforts to attract and retain employees and directors of outstanding ability on a basis competitive with market practices, and to align the interests of employees and directors with those of stockholders through an increased equity stake in the

Company. The Board of Directors believes the Plan is necessary in order to continue to attract and retain high caliber individuals to serve as officers, directors and employees of the Company. Approval of the Plan Proposal will require the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting, provided that total votes cast represent over 50% in interest of all securities entitled to vote on the proposal.

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Vote Required

Approval of the 2018 Equity Participation Plan will require the affirmative vote of the holders of a majority of the shares present and entitled to be voted at the Annual Meeting.

An abstention is treated as a vote cast and therefore has the same effect as a vote against the proposal. Broker non-votes are not treated as votes and therefore are not counted for purposed of determining whether a majority has been achieved, but are included in the number of shares entitled to vote on the proposal.

The Board of Directors recommends that stockholders vote “FOR” the approval of the 2018 Equity Participation Plan.

Although this discussion summarizes the principal terms and conditions of the Plan, it does not purport to be complete and is qualified in its entirety by reference to the Plan which is attached as Exhibit A to this Proxy Statement.

Purpose

The purpose of the Plan is to provide a means whereby certain employees, directors, consultants, and advisors of the Company and its subsidiaries or affiliates may acquire and maintain stock ownership in the Company, thereby strengthening their concern for the financial welfare of the Company and its subsidiaries.

Administration

The Plan is administered by the Compensation Committee or any successor committee appointed by the Board of Directors to administer the Plan. Subject to the express terms of the Plan, the Compensation Committee has the authority, subject to Board approval, to determine which individuals will be granted awards, make awards, set the terms of awards (including price, exercise, vesting and other rights), and upon the occurrence of certain events specified in the Plan, terminate the restrictions imposed on a deferred stock award or restricted stock award, and make adjustments to awards. Further, the Compensation Committee is authorized to interpret the Plan and the agreements entered into under the Plan and adopt such rules and regulations, consistent with the provisions of the Plan, to implement and carry out the Plan. All actions taken and interpretations and determinations made by the Compensation Committee in good faith are conclusive and binding on the Company and all persons having an interest in the Plan or any award issued under it. The Board of Directors may exercise any of the Compensation Committee’s rights and duties under the Plan at any time, except with respect to matters governed by the Code or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Compensation Committee.

The Compensation Committee also may delegate to the Chief Executive Officer the right to grant awards under the Plan to any person who is not subject to Section 16 of the Exchange Act subject to conditions and restrictions that the Compensation Committee determines.

Eligibility

Awards may be granted to any individuals who, at the time of the grant, are officers or other employees of, directors of or consultants to the Company or its subsidiaries or affiliates (“Eligible Individuals”). Eligibility to participate is determined by the Compensation Committee in its sole discretion.

Shares Subject to the Plan

2,000,000 shares of common stock are authorized for issuance under the Plan, plus any shares of common stock that, as of the effective date, are available for issuance (but not subject to outstanding awards) under the Prior Plan or subject to outstanding awards (but not vested and/or subsequently expired or forfeited and cancelled) under the Prior Plan.

The number of shares subject to awards under the Plan is subject to adjustment by the Compensation Committee in the event of changes in the outstanding common stock by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges and certain other changes in capitalization. If any restricted stock, performance awards, dividend equivalents, awards of deferred stock or stock payments or other right to acquire shares of common stock issued under any other award under the Plan, expires or is forfeited and canceled without having been fully vested, the shares subject to such restricted stock, performance awards, dividend equivalents, awards of deferred stock or stock payments or other right but as to which such restricted stock performance awards, dividend equivalents, awards of deferred stock or stock payments or other right was not vested prior to its expiration or cancellation will again be available for the grant of an award under the Plan. Notwithstanding the foregoing, shares of Common Stock subject to an award under this Plan shall not again be made available for issuance as awards under this Plan if such shares are (a) tendered in payment for an award, (b) delivered or withheld for payment of taxes, or (c) not issued or delivered as a result of a net settlement process.

Awards

Under the terms of the Plan, the Compensation Committee, and at the Compensation Committee’s sole discretion the Chief Executive Officer, may grant options, restricted stock awards, deferred stock awards, performance awards, dividend equivalents or stock payments. Options may consist of either “incentive stock options,” as defined in Section 422 of the Code, or nonqualified stock options. The maximum number of shares of common stock that may be subject to options, restricted stock or deferred stock granted to any one individual in any calendar year may not exceed 400,000 shares of common stock (subject to certain adjustment for mergers, recapitalizations, stock splits and other changes in the common stock). The maximum value of performance awards granted under the Plan to any individual in any calendar year may not exceed $4,000,000.

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Options. Options are evidenced by option agreements, which provide the terms and conditions upon which options are granted and may be exercised. The Compensation Committee sets the term of each option at the time of the grant and includes other provisions in the option agreement which it approves and which are not inconsistent with the provisions of the Plan. An option may be exercisable in whole or in installments, as determined by the Compensation Committee. The Compensation Committee may require that a partial exercise must be with respect to a minimum number of shares. The term of an option is set by the Compensation Committee in its discretion; however, the term of incentive stock options cannot exceed 10 years from the date the incentive stock option is granted. Each option agreement specifies the time that the option vests. At any time after the grant of any option, the Compensation Committee may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an option vests. Options granted may include provisions governing the exercise of options subsequent to termination of employment, directorship or consultancy, in the Compensation Committee’s discretion.

The Compensation Committee determines the price at which a share of common stock may be purchased upon exercise of an option, but such price may not be less than the fair market value of a share of common stock on the date the option is granted. The option price is subject to certain adjustment for mergers, recapitalizations, stock splits and other changes in the common stock. Upon exercise, the purchase price for the option or the portion thereof being exercised must be paid in full in the manner prescribed by the Compensation Committee. An option agreement may provide for the payment of the option price, in whole or in part, by the delivery of a number of shares of common stock, or the surrender of shares of common stock then issuable on the exercise of the option (plus cash if necessary), having a fair market value equal to the option price. The option agreement may also provide for payment in whole or in part through the delivery of any property that constitutes good and valuable consideration, or allow payment through a cashless-broker procedure approved by the Company. The option agreement may also allow payment through any combination of the consideration provided above. The terms and conditions of the respective option agreements need not be identical.

The Compensation Committee may set forth in each option agreement such restrictions on the ownership and transferability of shares purchased pursuant to options as it deems appropriate. These restrictions may impose on the optionee a duty to notify the Company of the disposition of shares of common stock acquired pursuant to incentive stock options within certain time frames specified in the Plan. The Committee may not however without stockholder approval amend an outstanding agreement to lower the price of an underwater option or cancel an outstanding underwater option in exchange for cash, another award, or an option having a lower price. The optionee shall not be entitled to the rights or privileges of a stockholder with respect to any shares purchasable upon exercise of an option unless and until certificates for such shares are issued to the optionee by the Company.

Incentive stock options may only be granted to individuals who are employees of the Company or any parent or subsidiary corporation (as defined in Section 424 of the Code) of the Company at the time the option is granted. To the extent that the aggregate fair market value (determined at the time the respective Incentive Stock option is granted) of common stock with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and subsidiary corporations exceeds $100,000, such incentive stock options shall be treated as nonqualified stock options. An incentive stock option may not be granted to an individual if, at the time the option is granted, the individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company and any subsidiary, within the meaning of Section 422(b)(6) of the Code, unless the option price is at least 100% of the fair market value of the common stock subject to the option and such option is not exercisable after the expiration of five years form the date of grant. Any option granted as an incentive stock option under the Plan may be modified by the Compensation Committee to disqualify such option from treatment as an “incentive stock option” under Section 422 of the Code.

Restricted Stock Awards. Under the Plan, the Company may grant Eligible Individuals awards of restricted stock consisting of shares of common stock that are issued but subject to such restrictions as the Compensation Committee may provide, including, without limitation, restrictions concerning voting rights and transferability and forfeiture restrictions based on duration of employment with the Company, and Company and individual performance. The Compensation Committee determines the other terms and conditions that will apply to any restricted stock award, which may include the achievement of Performance Objectives (as described below). The terms, conditions, and restrictions applicable to a restricted stock award will be set forth in a restricted stock agreement made in conjunction with the award and, subject to the provisions of the Plan, are determined by the Compensation Committee in its sole discretion. The terms of restricted stock awards under the Plan need not be identical. After the restricted stock is issued, the Compensation Committee may, on such terms and conditions as it deems appropriate, remove any or all of such restrictions.

Unless otherwise provided by the Compensation Committee, holders of common stock subject to a restricted stock award have the right to receive dividends and other distributions paid with respect to such stock (however, the Committee has discretion to subject receipt of an extraordinary distribution to restrictions), to vote the stock, and to exercise all other rights of a stockholder with respect thereto, except that shares of restricted stock may not be sold, transferred, pledged or otherwise assigned until all restrictions are terminated or expire. Further, any shares of common stock issued as a distribution on shares of restricted stock shall be subject to the terms set forth in the restricted stock agreement under which such shares of restricted stock were issued.

Stock certificates reflecting shares of restricted stock cannot be delivered until the applicable restrictions have expired or been removed, and the Secretary of the Company or such other escrow holder as the Compensation Committee may appoint will retain custody of such stock certificates until such time.

Performance Awards. The Company may grant performance awards to Eligible Individuals selected by the Compensation Committee. The value of such performance awards may be linked to the achievement of such specific Performance Objectives (as described below) determined to be appropriate by the Compensation Committee over any period or periods determined by the Compensation Committee. In making such determinations, the Compensation Committee will consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of

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the particular employee or consultant. The maximum value of performance awards granted under the Plan to any individual in any calendar year will not exceed $4,000,000.

Dividend Equivalents. The Company may grant dividend equivalents to any Eligible Individuals selected by the Compensation Committee based on the dividends declared on the common stock, to be credited as of dividend payment dates, during the period between the date a deferred stock award or performance award is granted, and the date such deferred stock award or performance award vests or expires, as determined by the Compensation Committee. Such dividend equivalents shall be converted to cash or additional shares of common stock by such formula and at such time and subject to such limitations as may be determined by the Compensation Committee. Dividend equivalents shall not be paid out prior to the time the underlying deferred stock or performance award vests.

Stock Payments. The Company may make stock payments to any Eligible Individuals selected by the Compensation Committee in the manner determined from time to time by the Compensation Committee. The number of shares shall be determined by the Compensation Committee and may be based upon the fair market value, book value, net profits or other measure of the value of common stock or other specific performance criteria determined appropriate by the Compensation Committee, determined on the date such stock payment is made or on any date thereafter.

Deferred Stock Award. The Company may grant a deferred stock award to any Eligible Individuals selected by the Compensation Committee in the manner determined from time to time by the Compensation Committee. The number of shares of deferred stock shall be determined by the Compensation Committee and may be linked to the achievement of such specific performance objectives determined to be appropriate by the Compensation Committee over any period or periods determined by the Compensation Committee. Common stock underlying a deferred stock award will not be issued until the deferred stock award has vested, pursuant to a vesting schedule or Performance Objectives (as described below) set by the Compensation Committee, as the case may be. Unless otherwise provided by the Compensation Committee, a recipient of deferred stock shall have no rights as a Company stockholder with respect to such deferred stock until such time as the award has vested and the common stock underlying the award has been issued.

Each performance award, dividend equivalent, and deferred stock award, and/or stock payment will be evidenced by an agreement setting forth the terms and conditions that apply to such award. Such awards are payable only while the recipient is an Eligible Individual. However, the Compensation Committee may determine that any such award may be paid subsequent to termination without cause, or following a change in control of the Company, or because of the recipient’s retirement, death or disability, or otherwise. Payment of dividend equivalents or stock payments may be made in cash, common stock or a combination of both so long as any payment in common stock is made in accordance with the Plan’s general requirements relating to issuance of shares of common stock pursuant to the exercise of options.

Performance Objectives

Specifically, but not by way of limitation, awards under the Plan, other than stock options, may be linked to the achievement of objectives (the “Performance Objectives”), if any, established by the Compensation Committee, which may be described in terms of Company-wide objectives, in terms of objectives that are related to performance of a division, subsidiary, department or function within the Company or an affiliate in which the grantee receiving the award is employed, or otherwise or in individual or other terms, and which will relate to the period of time determined by the Compensation Committee. The Compensation Committee shall determine, in its discretion at the time of an award, which objectives to use with respect to an award, the weighting of the objectives if more than one is used, and whether the objective is to be measured against a Company-established budget or target, an index, a peer group of companies or other standards. A Performance Objective need not be based on an increase or a positive result and may include, for example, maintaining the status quo or limiting economic losses.

Transfer Provisions

Awards under the Plan may not be sold, pledged, assigned or transferred in any manner other than by will, the laws of descent and distribution or pursuant to a qualified domestic relations order (“QDRO”) until such awards have been exercised or the underlying shares have been issued and all restrictions have lapsed. An Eligible Individual may however with Committee consent transfer a non-qualified option to family members subject to any restrictions or limitations as determined by the Committee in its discretion. Only an optionee or grantee may exercise an option, right or award during his lifetime unless disposed of pursuant to a QDRO. After death, any exercisable portion of an award or right may be exercised by the optionee’s or grantee’s personal representative or the person empowered under the optionee’s or grantee’s will or under applicable descent and distribution laws.

Adjustments on Changes in Capitalization, Merger or Sale of Assets

If the Company pays a stock dividend or other distribution on common stock, or if the Company recapitalizes, reclassifies its capital stock, effects a stock split, merger, consolidation or otherwise changes its capital structure or if the Company sells, transfers, exchanges or otherwise disposes of all or substantially all of the assets of the Company or engages in any similar corporate transaction or event (a “Corporate Transaction”), the Compensation Committee has discretion to take any or all of the following actions, if it determines that such action is appropriate to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Plan or with respect to an award previously made under the Plan: (a) adjust the number and kind of shares of common stock (or other securities or property) with respect to which awards may be made under the Plan, adjust the limits on the number of shares of common stock issuable under the Plan, and/or adjust the award limits applicable to grants of awards to individuals; (b) adjust the number and kind of shares of common stock subject to outstanding awards, and/or (c) adjust the grant or exercise price with respect to any option, performance award, dividend equivalent or stock payment.

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If any Corporate Transaction results in shares of common stock being exchanged for or converted into cash, securities (including securities of another corporation) or other property, the Compensation Committee may terminate the Plan as of the date of such transaction and all awards will become the right to receive such cash, securities or other property, net of any exercise price.

In the event of any Corporate Transaction or any unusual or nonrecurring transactions or events affecting the Company, any of its affiliates, or the financial statements of the Company or any of its affiliates, or any changes in applicable laws, regulations or accounting principles, the Compensation Committee has discretion to take any or all of the following actions, in its discretion and on terms and conditions it deems appropriate, if it determines that such action is appropriate to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Plan or with respect to an award previously made under the Plan: (i) provide automatically, or on the optionee’s or grantee’s request, for the purchase of any such award for an amount of cash that could have been attained upon the exercise of such award or realization of the optionee’s or grantee’s rights thereunder had the award been currently exercisable or payable, or the replacement of the award with other rights or property selected by the Compensation Committee in its discretion; (ii) provide either in the terms of an award or by action taken prior to such transaction or event, that it cannot be exercised after such transaction or event; (iii) provide either in the terms of an award or by action taken prior to such transaction or event, that for a specified period of time prior to such transaction or event, the award will be exercisable as to all shares covered thereby notwithstanding anything to the contrary in the award agreement or the Plan; (iv) provide either in the terms of an award or by action taken prior to such transaction or event, that upon such transaction or event, such award will be assumed by the successor corporation or parent or subsidiary thereof or will be substituted by similar options, rights or awards covering stock of the successor corporation or parent or subsidiary thereof, with appropriate adjustments to the number and kind of shares and prices; (v) adjust the number and type of shares of common stock subject to outstanding awards and the terms and conditions of future awards; (vi) provide either in the terms of an award of restricted stock or deferred stock or by action taken prior to such transaction or event, that for a specified period of time prior to such event, the restrictions imposed on such an award or on some or all shares of restricted stock or deferred stock may be terminated; and (vii) make adjustments to the Performance Objectives of any outstanding award.

Notwithstanding any of the powers described above, except to the extent that an award agreement specifies to the contrary, in the event of a change of control (as defined by the Plan) of the Company, all outstanding awards will automatically become fully vested immediately prior to such change of control (or such earlier time as set by the Compensation Committee), and all restrictions, if any, applicable to such awards will lapse, and all performance criteria, if any, with respect to such awards will be deemed to have been met at their target level.

Amendment and Termination of the Plan

The Board of Directors or the Compensation Committee may amend the Plan at any time, except it may not change any award previously granted under the Plan in a manner that would impair the rights of an optionee or grantee without the optionee’s or grantee’s consent (unless the award agreement specifies otherwise). Further, the Compensation Committee may not, without approval of the Company’s stockholders (but subject to the Compensation Committee’s right to make adjustments in the event of changes in the outstanding common stock by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, and certain other changes in capitalization), amend the Plan to increase the maximum aggregate number of shares of common stock issuable under the Plan or reduce the exercise price of an option or take action that would otherwise require stockholder approval.

No awards may be granted after the Plan has terminated or while the Plan is suspended. No incentive stock option may be granted under the Plan after ten years from the date the Plan was approved by the Company’s Board of Directors.

Federal Income Tax Consequences

The following is a brief description of the federal income tax consequences generally arising with respect to awards under the Plan and is intended for the information of stockholders to consider with respect to their vote on the Plan and not as tax guidance to participants under the Plan. Participants under the Plan should consult their own tax advisors regarding the specific tax consequences of participation in the Plan, including the application of any state and local tax laws which may differ from federal tax treatment and the effect of other state and local laws, including community property laws.

Nonqualified Stock Options. As a general rule, no federal income tax is imposed on the optionee upon the grant of a nonqualified stock option. Except as described below under the caption “Potential Income Tax Consequences of Section 16(b) Liability,” upon the exercise of a nonqualified stock option, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the excess of the fair market value of the shares of common stock at the time of exercise over the option price paid for those shares of common stock. There is no item of tax preference upon such exercise. Upon a subsequent taxable disposition of the shares received upon exercise of a nonqualified stock option, any difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition would be treated as capital gain or loss. The gain or loss will be treated as either short-term or long-term depending on the holding period. The shares must be held for more than twelve months to qualify for long-term capital gain (or loss) treatment. Upon an optionee’s exercise of a nonqualified stock option, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized to the optionee provided the Company timely satisfies any federal income tax reporting requirements.

Incentive Stock Options. No federal income tax is imposed on the optionee upon the grant or exercise of an incentive stock option, except as described below under the caption “Alternative Minimum Tax.” If the optionee does not dispose of shares acquired pursuant to the exercise of an incentive stock option within the later of two years after the date the option was granted or within one year after exercise, the difference between the option price and the amount realized on a subsequent taxable disposition of the shares would be treated as capital gain or loss. In this event, the Company would not be entitled to any deduction in connection with the grant or exercise of the option or the disposition of the shares so acquired.

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If, however, an optionee disposes of shares acquired pursuant to his exercise of an incentive stock option prior to the end of the two-year or one-year holding period noted above, the disposition would be treated as a disqualifying disposition. The optionee would be treated as having received, at the time of disposition, compensation taxable as ordinary income equal to the excess of the fair market value of the shares at the time of exercise (or, in the case of a sale in which a loss would be recognized, the amount realized on such sale) over the option price, and any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as capital gain. In such event, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as received by the optionee provided the Company timely satisfies any federal income tax reporting requirements.

Transfer of Options. The Plan allows the Compensation Committee to permit the transfer of Awards in limited circumstances. See “-Transfer Provisions.” For income and gift tax purposes, certain transfers of nonqualified stock options generally should be treated as completed gifts, subject to gift taxation. The Internal Revenue Service (the “IRS”) has not provided formal guidance on the income tax consequences of a transfer of nonqualified stock options (other than in the context of divorce). However, the IRS has informally indicated that after a transfer of stock options (other than in the context of divorce pursuant to a QDRO), the transferor will recognize income, which will be subject to withholding, and FICA/FUTA taxes will be collectible at the time the transferee exercises the stock options. If a nonqualified stock option is transferred pursuant to a QDRO, the transferee will recognize ordinary income upon exercise by the transferee, which will be subject to withholding, and FICA/FUTA taxes (attributable to and reported with respect to the transferor) will be collectible from the transferee at such time.

In addition, if an Eligible Individual transfers a vested nonqualified stock option to another person and retains no interest in or power over it, the transfer is treated as a completed gift. The amount of the transferor’s gift (or generation-skipping transfer, if the gift is to a grandchild or later generation) equals the value of the nonqualified stock option at the time of the gift. The value of the nonqualified stock option may be affected by several factors, including the difference between the exercise price and the fair market value of the stock, the potential for future appreciation or depreciation of the stock, the time period of the nonqualified stock option and the illiquidity of the nonqualified stock option. The transferor will be subject to a federal gift tax, which will be limited by (i) the annual exclusion of $14,000 per donee (for 2018, subject to adjustment in future years), (ii) the transferor’s lifetime unified credit, or (iii) the marital or charitable deductions. The gifted nonqualified stock option will not be included in the Eligible Individual’s gross estate for purposes of the federal estate tax or the generation-skipping transfer tax.

This favorable tax treatment for vested nonqualified stock options has not been extended to unvested nonqualified stock options. Whether such consequences apply to unvested nonqualified stock options is uncertain and the gift tax implications of such a transfer is a risk the transferor will bear upon such a disposition.

Alternative Minimum Tax. The excess of the fair market value of a share of common stock acquired upon the exercise of an incentive stock option over the option price paid for those shares of common stock must be included in the optionee’s alternative minimum taxable income for the year in which the exercise occurs. If, however, the optionee exercises the incentive stock option and disposes of the shares of common stock acquired upon that exercise in the same taxable year and the amount realized is less than the fair market value of the shares on the exercise date, the amount included in the optionee’s alternative minimum taxable income will not exceed the amount realized over the adjusted basis of the common stock.

Payment of Option Price in Stock. In the case of a nonqualified stock option, if the option price is paid by the delivery of shares of common stock previously acquired by the optionee having a fair market value equal to the option price (“Previously Acquired Stock”), gain or loss would not be recognized on the exchange of the Previously Acquired Stock for a like number of shares pursuant to the exercise of the option. The optionee’s basis and holding period in the number of shares of common stock received equal to the Previously Acquired Stock would be the same as his basis and holding period in the Previously Acquired Stock. The optionee would, however, be treated as receiving compensation taxable as ordinary income equal to the fair market value on the date of exercise of the shares of common stock received in excess of the number of shares of Previously Acquired Stock, and the optionee’s basis in such excess shares would be equal to their fair market value at the time of exercise, and his holding period would begin on the date of exercise except as described below under the caption “Potential Income Tax Consequences of Section 16(b) Liability.”

In the case of an incentive stock option, the federal income tax consequences to the optionee of the payment of the option price with Previously Acquired Stock will depend on the nature of the Previously Acquired Stock. If the Previously Acquired Stock was acquired through the exercise of an incentive stock option or an option granted under a qualified employee stock purchase plan (a “Statutory Option”) and if the Previously Acquired Stock is being transferred prior to the expiration of the applicable minimum statutory holding period, the transfer would be treated as a disqualifying disposition of the Previously Acquired Stock. If the Previously Acquired Stock was acquired other than pursuant to the exercise of a Statutory Option, or was acquired pursuant to the exercise of a Statutory Option but has been held for the applicable minimum statutory holding period, no gain or loss would be recognized on the exchange. In either case, (i) the optionee’s basis and holding period in the number of shares received equal to the number of shares of Previously Acquired Stock exchanged is the same as his basis and holding period in the Previously Acquired Stock, with such basis increased by any income recognized upon the disqualifying disposition of the Previously Acquired Stock, (ii) the optionee’s basis in the shares received in excess of the number of Previously Acquired Stock is zero and his holding period begins on the date of exercise, and (iii) the other incentive stock option rules would apply.

Payment of Withholding in Stock. In the case of a nonqualified stock option, if the federal or state income tax withholding required with respect to the exercise of an option is paid by the surrender of shares of Previously Acquired Stock having a fair market value equal to the amount of such withholding, any difference between the fair market value of the Previously Acquired Stock at the time of surrender and the adjusted basis of the Previously Acquired Stock would generally be treated as a capital gain or loss. If the Previously Acquired Stock was acquired through the exercise of a Statutory

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Option and if the Previously Acquired Stock is being surrendered prior to the expiration of the applicable minimum statutory holding period, the surrender would be treated as a disqualifying disposition of the Previously Acquired Stock. If the federal or state income tax withholding required with respect to the exercise of a nonqualified stock option is paid instead by withholding from the total number of shares of common stock exercised a number of shares of common stock having a fair market value equal to the amount of such withholding, although there is no clear authority at this time, it is likely that the optionee would be treated as having fully exercised the option with the same tax treatment as described above with respect to the exercise of an option for cash and having subsequently sold the withheld shares to the Company with no gain or loss recognized on such sale.

Potential Income Tax Consequences of Section 16(b) Liability. If shares of common stock are received upon the exercise of a nonqualified stock option by an optionee who is subject to liability under Section 16(b) of the 1934 Act, recognition of the compensation attributable to such exercise may under certain circumstances be postponed so long as a sale at a profit of the shares so acquired could subject the optionee to suit under Section 16(b) of the 1934 Act, but not for more than six months. One effect of any postponement would be to measure the amount of compensation taxable to the optionee as ordinary income by reference to the fair market value of such shares at the time such liability to suit under Section 16(b) of the 1934 Act no longer exists (rather than at the earlier date of exercise of the option). Similarly, the fair market value of the shares at that time would become the optionee’s basis in the shares for purposes of computing gain or loss upon a subsequent disposition, and the optionee’s holding period for the shares would date from that time. An optionee may, however, elect with respect to such shares, pursuant to Section 83(b) of the Code, to recognize the compensation attributable to such exercise at the time of such exercise, in which case his tax treatment would be as described above under the caption “Nonqualified Stock Options.” Such election must be made not later than 30 days after the date such shares are transferred to the optionee and is irrevocable.

Restricted Stock Awards. A grantee of a restricted stock award who does not elect to be taxed at the time of the grant will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction until the termination of the forfeiture restrictions with respect to the restricted stock. Upon termination of the forfeiture restrictions, the grantee will recognize ordinary income in an amount equal to the fair market value of the shares at such time, and the Company, subject to Section 162(m) of the Code, will be entitled to a corresponding deduction, provided the Company timely satisfies any federal income tax reporting requirements. Dividends and distributions (or the cash equivalent thereof) with respect to a grant of restricted stock paid to the grantee before the termination of the forfeiture restrictions will also be compensation income to the grantee when paid and, subject to Section 162(m) of the Code, deductible as such by the Company, provided, if paid in the form of Company Stock, the Company timely satisfies any federal income tax reporting requirements. The grantee of a restricted stock award may elect under Section 83(b) of the Code to be taxed at the time of grant of the restricted stock award on the market value of the shares of common stock, in which case the Company will be entitled to a deduction at the same time and in the same amount, provided the Company timely satisfies any federal income tax reporting requirements, and there will be no further federal income tax consequences with respect to the grant of the restricted stock when the forfeiture restrictions terminate and any gain or loss upon subsequent disposition of the common stock will be capital gain or loss. All dividends or distributions with respect to restricted stock for which such an election has been made and which are paid to the grantee before the termination of the forfeiture restrictions will be taxable as dividend income to the grantee when paid and not deductible by the Company. Upon making this election, these tax consequences are irreversible. Thus, if a forfeiture subsequently occurs, the grantee is not entitled to a deduction as a consequence of the forfeiture and the Company must include as ordinary income the amount it previously deducted in the year of the grant with respect to such shares.

Performance Awards. Grantees receiving performance awards do not realize taxable income at the time of the grant or during the performance period. A performance award, whether paid in cash or common stock, will constitute ordinary income during the year of payment. Such taxable income will be based on the fair market value of the common stock at the payment date. The Company is not entitled to a deduction at the time of grant. When the award is paid, subject to Section 162(m) of the Code, the Company is entitled to a compensation deduction, provided, with respect to an award paid in common stock, the Company timely satisfies any federal income tax reporting requirements.

Dividend Equivalents. A dividend equivalent paid with respect to deferred stock or performance award will be taxed to the grantee as compensation income and, subject to Section 162(m) of the Code, deductible as such by the Company.

Stock Payments. If a stock payment is made, the grantee will realize ordinary income during the year of payment. Such taxable income will be based on the fair market value of the stock payment at the payment date. When the stock payment is made, subject to Section 162(m) of the Code, the Company is also entitled to a compensation deduction, provided the Company timely satisfies any federal income tax reporting requirements.

Deferred Stock Award. The tax treatment will be as described above for “Stock Payments” applicable to the year in which the deferred stock award vests and the common stock underlying the award is issued.

Section 162(m) of the Code. Section 162(m) of the Code precludes the Company, as a public corporation, from taking a deduction for compensation in excess of $1 million paid in a taxable year to its chief executive officer, its chief financial officer and its three other highest paid officers. Compensation expense deductions relating to grants and awards under the Plan to such covered employees will be subject to the Section 162(m) deduction limitation.

Parachute Payment Sanctions. Certain provisions in the Plan or that may be included in an agreement with respect to an award under the Plan may give an employee special protections or payments that are contingent on a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the Company’s assets. To the extent triggered by the occurrence of any such event, these special protections or payments may constitute “parachute payments” which, when aggregated with other parachute payments received by the employee, may result in the employee’s receiving “excess parachute payments,” as defined by the Code (a portion of which would be allocated to those protections or payments derived from the Plan). The Company would not be allowed a deduction for any of these excess parachute payments, and the employee would be subject to a nondeductible

55

ITEM 4

20% excise tax in addition to income tax otherwise owed with respect to these payments. The Company has entered into agreements [(See “Executive Agreements” above)] with certain of its executives that provide that if any such executive becomes subject to these additional taxes, then the Company will pay the executive an additional amount equal to the amount the executive would have received absent the 20% excise tax.

Section 409A of the Code. Section 409A of the Code applies requirements to certain types of nonqualified deferred compensation arrangements. While the requirements should not apply to stock options or restricted stock awards under the Plan, they may apply to other awards under the Plan depending upon how such other awards are structured. Failure to comply with the technical requirements of Section 409A of the Code where applicable will result in affected grantees being assessed an additional 20% tax on deferred compensation when recognized as income for tax purposes, potential acceleration of such income recognition and additional interest. The Company currently intends to structure such other awards to avoid application of Section 409A of the Code, although it is not required to do so. The Company may reform an award or delay payment of an award to avoid imposition of the additional tax.

Grants to Certain Persons

The awards, if any, that will be made to Eligible Individuals under the Plan are subject to the discretion of the Compensation Committee, and thus the Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to its executive officers, employees, directors and consultants under the Plan. Therefore, the New Benefits Table is not provided.

Approval by Stockholders

Options, performance awards, dividend equivalents, stock payments and deferred stock granted or awarded under the Plan prior to stockholder approval shall not be exercisable and/or shall not vest prior to such approval. If such approval is not obtained, all such options, performance awards, dividend equivalents, stock payments and deferred stock previously granted or awarded under the Plan shall be cancelled and become null and void.

56    2018 Proxy Statement

SECURITY OWNERSHIP

The following table sets forth, as of March 14, 2018 (except as otherwise indicated), information regarding common stock beneficially owned by:

•	each person we know to be the beneficial owner of more than five percent of our outstanding shares of common stock;
•	each of our Named Executive Officers;
•	each of our directors, including nominees; and
•	all current directors and executive officers as a group.

To our knowledge, except as indicated in the footnotes to this table or as provided by applicable community property laws, the persons named in the table have sole voting and investment power with respect to the shares of common stock indicated.

	Beneficial Ownership
Name and Address of Beneficial Owners (1)	Shares	Percentage (2)
BlackRock, Inc. (3) 55 East 52nd Street New York, NY 10055	6,853,871	11.43%
FMR LLC (4) 245 Summer Street Boston, Massachusetts 02210	6,089,304	10.16%
Vanguard Group (5) 100 Vanguard Blvd Malvern, PA 19355	4,847,643	8.08%
AllianceBerstein L.P. (6) 1345 Avenue of the Americas New York, NY 10105	4,516,276	7.53%
Dimensional Fund Advisors LP (7) Building One, 6300 Bee Cave Road Austin, Texas 78746	4,306,282	7.18%
HCperf Holdings B.V. (8) 274 Riverside Avenue Westport, CT 06680	2,736,033	4.56%
Franklin Advisory Services, LLC (9) 55 Challenger Road, Suite 501 Ridgefield Park, NJ 07660	2,718,948	4.53%
Cindy B. Taylor (10)	569,630	*
Lloyd A. Hajdik (10)	46,647	*
Christopher E. Cragg (10)	132,055	*
Lias J. Steen (10)	128,136	*
Philip S. Moses (10)	60,536	*
Lawrence R. Dickerson	8,097	*
S. James Nelson, Jr.	34,692	*
Mark G. Papa	33,546	*
Robert L. Potter	—	*
Christopher T. Seaver	22,724	*
William T. Van Kleef	31,256	*
Stephen A. Wells	58,360	*
All directors and executive officers as a group (13 persons) (10)	1,128,059	1.87%

*	Less than one percent.

(1)	Unless otherwise indicated, the address of each beneficial owner is c/o Oil States International, Inc., Three Allen Center, 333 Clay Street, Suite 4620, Houston, Texas 77002.

(2)	Based on total shares outstanding of 59,958,971 as of March 14, 2018.

(3)	Based on a Schedule 13G-A (Amendment No. 9) filed on January 17, 2018 pursuant to the Exchange Act, the shares reported represent the aggregate beneficial ownership by BlackRock, Inc. and certain of its affiliates. BlackRock, Inc. may be deemed to have sole voting power with respect to 6,740,809 shares and sole dispositive power with respect to 6,853,871 shares. Blackrock has no shared voting or dispositive power with respect to any of the shares shown.

57

SECURITY OWNERSHIP

(4)	Based on a Schedule 13G-A (Amendment No. 15) filed on February 13, 2018 with the SEC pursuant to the Exchange Act, the shares reported represent the aggregated beneficial ownership by FMR LLC (“FMR”) (together with its wholly-owned subsidiaries). FMR may be deemed to have sole voting power with respect to 313,994 shares and sole dispositive power with respect to 6,089,304 shares. FMR has no shared voting or dispositive power with respect to any of the shares shown.

(5)	Based on a Schedule 13G-A (Amendment No. 4) filed on February 7, 2018 with the SEC pursuant to the Exchange Act. The shares reported represent the aggregated beneficial ownership by the Vanguard Group. The Vanguard Group may be deemed to have the sole voting power with respect to 55,333 shares and sole dispositive power with respect to 4,788,764 shares. The Vanguard Group has shared voting power with respect to 7,073 shares and shared dispositive power with respect to 58,879 shares.

(6)	Based on a Schedule 13G-A (Amendment No. 1) filed on February 14, 2018 pursuant to the Exchange Act, the shares reported represent the aggregate beneficial ownership by AllianceBerstein L.P. and certain of its affiliates. AllianceBerstein L.P. may be deemed to have sole voting power with respect to 3,908,960 shares and sole dispositive power with respect to 4,472,687 shares and shared dispositive power with respect to 43,589 shares.
AllianceBerstein has no shared voting power with respect to any of the shares shown.

(7)	Based on a Schedule 13G-A (Amendment No. 1) filed on February 9, 2018 pursuant to the Exchange Act, the shares reported represent the aggregate beneficial ownership by Dimensional Fund Advisors LP. and certain of its affiliates. Dimensional Fund Advisors LP. may be deemed to have sole voting power with respect to 4,179,749 shares and sole dispositive power with respect to 4,306,282 shares.

(8)	Based on a Schedule 13G-A (Amendment No. 1) filed on February 26, 2018, pursuant to the Exchange Act, HCperf Holdings B.V., formerly known as Geo Dynamics B.V., may be deemed to have shared voting power with respect to 2,736,033 shares and shared dispositive power with respect to 2,736,033 shares. HCperf Holdings B.V. has no sole voting power or dispositive power with respect to any of the shares shown.

(9)	Based on a Schedule 13G filed on January 30, 2018 pursuant to the Exchange Act, the shares reported represent the aggregate beneficial ownership by Franklin Advisory Services, LLC and certain of its affiliates. Franklin Advisory Services, LLC may be deemed to have sole voting power with respect to 2,516,053 shares and sole dispositive power with respect to 2,718,948 shares. Franklin Advisory Services, LLC has no shared voting or dispositive power with respect to any of the shares shown.

(10)	Includes shares that may be acquired within 60 days of February 28, 2018 through the exercise of options to purchase shares of our common stock as follows: Mrs. Taylor—127,875; Mr. Hajdik—17,085; Mr. Cragg—38,846; Mr. Steen—38,453; Mr. Moses—28,254; and all directors and executive officers combined—250,513.

58     2018 Proxy Statement

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires executive officers, directors and persons who own more than 10% of our common stock to file initial reports of ownership and changes in ownership with the SEC and the NYSE. Such persons are also required to furnish the Company with copies of all Section 16(a) reports they file. Based solely on our review of the copies of such reports received by us and representations from certain reporting persons, we believe that, during 2017, all of our executive officers, directors and beneficial owners of more than 10% of our common stock complied with all Section 16(a) filing requirements applicable to them.

59

RELATED PARTY DISCLOSURE

Ron Hickerson and John Mundy (the brother-in-law and stepfather, respectively, of Philip S. Moses, an Executive Vice President of the Company) were employed by a subsidiary of the Company as a General Manager and Group Director-Finance, respectively, during 2017 and continue to be employed by us. These individuals are employed on an “at will” basis and compensated on the same basis as our other employees of similar function, seniority and responsibility without regard to their relationship with Philip S. Moses. These two individuals, none of whom resides with, is supported financially by, or is a direct report of Philip S. Moses, received aggregate compensation for services rendered in the above capacities totaling $493,843 (including the value of equity awards) during 2017.

60     2018 Proxy Statement

INFORMATION ABOUT THE MEETING AND VOTING

SOLICITATION

The following information is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Oil States International, Inc., a Delaware corporation, regarding matters to be voted on at the Annual Meeting of the Company, which will be held at Two Allen Center at 1200 Smith Street, 12th Floor (Forum Room), Houston, Texas, 77002, on the 8th day of May, 2018, at 9:00 a.m. central daylight time, for the following purposes:

(1)	To elect two (2) Class II members of the Board of Directors to serve until the 2021 Annual Meeting of Stockholders;

(2)	To conduct an advisory vote to approve executive compensation;

(3)	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018;

(4)	To approve the Oil States International, Inc. 2018 Equity Participation Plan;

(5)	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

If you are a stockholder of record, you may revoke your proxy at any time before it is exercised by: (1) sending a written statement revoking your proxy to William E. Maxwell, Oil States International, Inc., Three Allen Center, 333 Clay Street, Suite 4620, Houston, Texas 77002; (2) submitting a properly signed proxy with new voting instructions with a later date; or (3) voting in person at the Annual Meeting. If your shares are held in street name and you vote by proxy, you may change your vote by submitting new voting instructions to your bank, banker or nominee in accordance with the entity’s procedures. If you return your signed proxy to us before the Annual Meeting, we will vote your shares as you direct. If you do not specify on your signed proxy card how you want to vote your shares, we will vote them “FOR” the election of all nominees for director as set forth under “Item 1: Election of Directors” on page 10; “FOR” the approval of executive compensation set forth under “Item 2: Advisory Vote on Executive Compensation” on page 25; “FOR” the ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm as set forth under “Item 3: Ratification of Appointment of Independent Registered Public Accounting Firm” on page 47; and “FOR” the approval of the Oil States International, Inc. 2018 Equity Participation Plan as set forth under “Item 4: Approval of the Oil States International, Inc. 2018 Equity Participation Plan” on page 49. If any other business is brought before the meeting, any unspecified proxies will be voted in accordance with the judgment of the persons voting those shares.

The cost of soliciting proxies will be paid by the Company. In addition to the use of the mail, proxies may be solicited by the directors, officers and employees of the Company without additional compensation, by personal interview, telephone, telegram, or other means of electronic communication. Arrangements also may be made with brokerage firms and other custodians, dealers, banks and trustees, or their nominees who hold the voting securities of record, for sending proxy materials to beneficial owners. Upon request, the Company will reimburse the brokers, custodians, dealers, banks, or their nominees for their reasonable out-of-pocket expenses. In addition, the Company has retained Morrow Sodali LLC to assist in the solicitation of proxies for which the Company will pay an estimated fee of $8,000. Computershare, the Company’s transfer agent, will serve as the inspector of election for the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting To Be Held on May 8, 2018

Pursuant to the “notice and access” rules adopted by the SEC we have elected to provide stockholders access to our proxy materials over the Internet. The approximate date on which this Proxy Statement, accompanying Notice of 2018 Annual Meeting of Stockholders and proxy card, and the Company’s 2017 Annual Report on Form 10-K and the 2017 Annual Review are first being made available to stockholders at www.investorvote.com/OIS is March 27, 2018. The Notice will be sent to all of our stockholders as of the close of business on March 14, 2018 (the “Record Date”). The Notice includes instructions on how to access our proxy materials over the Internet and how to request a printed copy of these materials. In addition, by following the instructions in the Notice, stockholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis.

Choosing to receive your future proxy materials by e-mail will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s Annual Meetings of Stockholders on the environment. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

The Company’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on February 20, 2018 is available to all stockholders entitled to vote at the Annual Meeting at www.investorvote.com/OIS but does not constitute a part of the proxy soliciting material.

This Proxy Statement and the form of proxy are first being made available to stockholders beginning March 27, 2018 at www.investorvote.com/OIS.

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INFORMATION ABOUT THE MEETING AND VOTING

QUORUM AND VOTING RIGHTS

Oil States International, Inc., a Delaware corporation, (“Company,” “Oil States,” “we,” “us,” and “our” refer to Oil States International, Inc. and its subsidiaries), has one outstanding class of security that entitle holders to vote at meetings of the Company’s stockholders, its common stock, par value $.01 per share. Each share of common stock outstanding on the record date is entitled to one vote. Stockholders may not cumulate their votes. There are no matters that require a supermajority vote under our certificate of incorporation. Our bylaws permit amendment by a majority vote of stockholders.

The record date for the stockholders entitled to notice of and to vote at the Annual Meeting was the close of business on March 14, 2018. At the record date, 59,958,971 shares of common stock were outstanding and entitled to be voted at the Annual Meeting.

The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of the Company entitled to vote generally in the election of directors as of the record date is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present, the stockholders entitled to vote who are present in person or by proxy at the Annual Meeting have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present. At any adjourned Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified.

Directors will be elected by a plurality of the votes cast. However, in accordance with the Company’s corporate governance guidelines, which were last amended on February 19, 2014, any director who does not receive a majority of votes cast in an uncontested election is required to tender his or her resignation for consideration by the Nominating & Corporate Governance Committee following certification of the stockholders vote. The Nominating & Corporate Governance Committee shall promptly consider the resignation offer and make a recommendation to the Board as to whether the resignation should be accepted. The Board will render its decision on the tendered resignation with the affected director abstaining. Ratification of the selection of the Company’s independent registered public accounting firm and approval of the advisory vote on executive compensation each requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to be voted at the Annual Meeting. An automated system that the Company’s transfer agent administers will tabulate the votes. Brokers who hold shares in street name for customers are required to vote shares in accordance with instructions received from the beneficial owners. Under the applicable rules of the NYSE, brokers are permitted to vote on discretionary items if they have not received instructions from the beneficial owners, but they are not permitted to vote (a “broker non-vote”) on non-discretionary items absent instructions from the beneficial owner. If you hold your shares in street name and you do not give voting instructions to your broker, pursuant to NYSE Rule 452, your broker will not be permitted to vote your shares with respect to “Item 1: Election of Directors”, “Item 2: Advisory Vote on Executive Compensation,” or “Item 4: Approval of 2018 Equity Participation Plan” and your shares will be considered “broker non-votes” with respect to these proposals. If you are a street name stockholder, and you do not give voting instructions, your broker will nevertheless be entitled to vote your shares with respect to “Item 3: Ratification of Appointment of Independent Registered Public Accounting Firm” in the discretion of the broker. Abstentions occur when stockholders are present at the Annual Meeting but fail to vote or voluntarily withhold their vote for any of the matters upon which the stockholders are voting. Abstentions and broker non-votes will count in determining whether a quorum is present at the Annual Meeting. Both abstentions and broker non-votes will not have any effect on the outcome of voting on director elections. For purposes of voting on the ratification of the selection of the Company’s independent registered public accounting firm, abstentions will have the same effect as a vote against the proposal. For purposes of the advisory vote on executive compensation, broker non-votes are not counted as votes with respect to the proposal and therefore will not affect the outcome of the vote on this proposal, and abstentions will have the same effect as a vote against the proposal. With respect to the equity participation plan proposal, an abstention is treated as a vote cast and therefore has the same effect as a vote against the proposal. Broker non-votes are not treated as votes cast and therefore are not counted for purposed of determining whether a majority has been achieved, but are included in the number of shares entitled to vote on the proposal.

A proxy in the accompanying form that is properly signed and returned will be voted at the Annual Meeting in accordance with the instructions on the proxy. Any properly executed proxy on which no contrary instructions have been indicated about a proposal will be voted as follows with respect to the proposal: FOR the election of the three persons named in this Proxy Statement as the Board of Directors’ nominees for election to the Board of Directors; FOR the approval of the advisory vote on executive compensation; FOR the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm; FOR the approval of the Oil States International, Inc. 2018 Equity Participation Plan; and in accordance with the discretion of the holders of the proxy with respect to any other business that properly comes before the stockholders at the Annual Meeting. The Board of Directors knows of no matters, other than those previously stated, to be presented for consideration at the Annual Meeting. The persons named in the accompanying Proxy Statement may also, in their discretion, vote the proxy to adjourn the Annual Meeting from time to time.

62    2018 Proxy Statement

INFORMATION ABOUT THE MEETING AND VOTING

STOCKHOLDERS SHARING THE SAME ADDRESS

The Company is sending only one copy of its Proxy Statement to stockholders who share the same address, unless they have notified the Company that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.

If you received householded mailing this year and you would like to have additional copies of the Company’s Proxy Statement mailed to you, or you would like to opt out of this practice for future mailings, please submit your request to the Secretary of the Company either orally or in writing to Three Allen Center, 333 Clay Street, Suite 4620, Houston, Texas 77002. You may also contact the Company if you received multiple copies of the Annual Meeting materials and would prefer to receive a single copy in the future.

STOCKHOLDER PROPOSALS

Stockholders interested in submitting a proposal for inclusion in our proxy materials and for presentation at the 2019 Annual Meeting of Stockholders must follow the procedures set forth in Rule 14a-8 under the Exchange Act, and any such proposal must be received by our Secretary no later than the close of business on November 27, 2018.

As more specifically provided for in our bylaws, in order for a nomination of persons for election to our Board or a proposal of business (other than pursuant to Rule 14a-8) to be properly brought before our Annual Meeting of Stockholders, it must be either specified in our notice of the meeting or otherwise brought before the meeting by or at the direction of our Board or by a stockholder of record at the time the notice was provided, who is entitled to vote at the meeting and who complies with the notice procedures set forth in our bylaws. A stockholder making a nomination for election to our Board or a proposal of business (other than pursuant to Rule 14a-8) for the 2019 Annual Meeting of Stockholders must deliver proper notice to our Secretary at least 120 days prior to the first anniversary date of Annual Meeting. In other words, for a stockholder nomination for election to our Board or a proposal of business to be considered at the 2019 Annual Meeting of Stockholders, it should be properly submitted to our Secretary no later than January 8, 2019 (provided, however, that in the event that the date of the 2019 Annual Meeting of Stockholders is more than 30 calendar days before or more than 30 calendar days after May 8, 2019, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of (A) the 120th calendar day prior to the Annual Meeting or (B) the 10th calendar day following the calendar day on which public announcement of the date of the meeting is first made by us).

If we increase the number of directors to be elected at an Annual Meeting of Stockholders, and do not make a public announcement naming all of the nominees for director and specifying the size of the increased Board at least 120 days prior to the first anniversary of the preceding year’s Annual Meeting of Stockholders, a stockholder’s notice regarding the nominees for the new positions created by the increase will be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to our Secretary not later than the close of business on the 10th day following the day on which the public announcement is first made. Please see “Committees and Meetings—Nominating & Corporate Governance Committee” for information regarding the submission of director nominees by stockholders. No stockholder proposal was received for inclusion in this Proxy Statement.

63

EXHIBIT A: THE OIL STATES INTERNATIONAL, INC. 2018 EQUITY PARTICIPATION PLAN

OIL STATES INTERNATIONAL, INC., a Delaware corporation (the “Company”), hereby adopts The 2018 Equity Participation Plan of Oil States International, Inc. (the “Plan”), effective as of May 8, 2018 (the “Effective Date”), for the benefit of its eligible employees, consultants and directors.

The purposes of this Plan are as follows:

(1)	To provide an additional incentive for Directors, Employees and consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Common Stock and/or rights which recognize such growth, development and financial success.

(2)	To enable the Company to obtain and retain the services of Directors, Employees and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

ARTICLE I      Definitions

1.1	General. Wherever the following terms are used in this Plan they shall have the meaning specified below, unless the context clearly indicates otherwise.

1.2	Affiliate. “Affiliate” shall mean any entity that, directly or through one or more intermediaries, is controlled by the Company or controls the Company as determined by the Committee.

1.3	Award Limit. “Award Limit” shall mean 400,000 shares of Common Stock.

1.4	Board. “Board” shall mean the Board of Directors of the Company.

1.5	Change of Control. “Change of Control” shall mean any of the following:

(a) any “person” (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), (other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any affiliate or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), acquires “beneficial ownership” (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding securities; provided, however, that if the Company engages in a merger or consolidation in which the Company or surviving entity in such merger or consolidation becomes a subsidiary of another entity, then references to the Company’s then outstanding securities shall be deemed to refer to the outstanding securities of such parent entity;

(b) a change in the composition of the Board, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (i) are directors of the Company as of the Effective Date, or (ii) are elected, or nominated for election, to the Board with the affirmative votes of at least two-thirds of the Incumbent Directors at the time of such election or nomination, but Incumbent Director shall not include an individual whose election or nomination occurs as a result of either (1) an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or (2) an actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board;

	(c)	the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity (or if the surviving entity is or shall become a subsidiary of another entity, then such parent entity)) more than 50% of the combined voting power of the voting securities of the Company (or such surviving entity or parent entity, as the case may be) outstanding immediately after such merger or consolidation;

	(d)	the stockholders of the Company approve a plan of complete liquidation of the Company; or

	(e)	the sale or disposition (other than a pledge or similar encumbrance) by the Company of all or substantially all of the assets of the Company other than to a subsidiary or subsidiaries of the Company.

1.6	Code. “Code” shall mean the Internal Revenue Code of 1986, as amended.

1.7	Committee. “Committee” shall mean the Board or a subcommittee of the Board appointed as provided in Section 8.1.

64    2018 Proxy Statement

EXHIBIT A

1.8	Common Stock. “Common Stock” shall mean the common stock of the Company, par value $0.01 per share.

1.9	Company. “Company” shall mean Oil States International, Inc., a Delaware corporation.

1.10	Deferred Stock. “Deferred Stock” shall mean Common Stock awarded under Article VII of this Plan.

1.11	Director. “Director” shall mean a member of the Board who is not an Employee.

1.12	Dividend Equivalent. “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Article VII of this Plan. Dividend Equivalents shall not be permitted on Options under this Plan.

1.13	Employee. “Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or of any Affiliate or Subsidiary.

1.14	Exchange Act. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

1.15	Fair Market Value. “Fair Market Value” of a share of Common Stock as of a given date shall mean (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (as reported in any reporting service approved by the Committee), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (ii) if Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by Nasdaq or such successor quotation system; or (iii) if Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee acting in good faith. Notwithstanding the foregoing, the Fair Market Value of a share of Common Stock on the date of an initial public offering of Common Stock shall be the offering price under such initial public offering.

1.16	Grantee. “Grantee” shall mean an Employee, Director or consultant granted a Performance Award, Dividend Equivalent, or Stock Payment, or an award of Deferred Stock, under this Plan.

1.17	Non-Qualified Stock Option. “Non-Qualified Stock Option” shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

1.18	Option. “Option” shall mean a stock option granted under Article III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Employees, Directors and consultants employed by an Affiliate that is not a Subsidiary shall be Non-Qualified Stock Options.

1.19	Optionee. “Optionee” shall mean an Employee, Director or consultant granted an Option under this Plan.
1.20	Performance Award. “Performance Award” shall mean a performance or incentive award, other than an Option, Restricted Stock, Deferred Stock or Stock Payments, that is paid in cash, Common Stock or a combination of both, awarded under Article VII of this Plan.

1.21	Performance Objectives. “Performance Objectives” shall mean the objectives, if any, established by the Committee that are to be achieved with respect to an award granted under this Plan, which may be described in terms of Company-wide objectives, in terms of objectives that are related to performance of a division, subsidiary, department or function within the Company or an Affiliate in which the Participant receiving the award is employed, or otherwise or in individual or other terms, and which will relate to the period of time determined by the Committee. Which objectives to use with respect to an award, the weighting of the objectives if more than one is used, and whether the objective is to be measured against a Company-established budget or target, an index, a peer group of companies or other standards, shall be determined by the Committee in its discretion. A Performance Objective need not be based on an increase or a positive result and may include, for example, maintaining the status quo or limiting economic losses.

1.22	Plan. “Plan” shall mean The 2018 Equity Participation Plan of Oil States International, Inc.

1.23	Prior Plan. “Prior Plan” shall mean The 2001 Equity Participation Plan of Oil States International, Inc.

1.24	QDRO. “QDRO” shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

1.25	Restricted Stock. “Restricted Stock” shall mean Common Stock awarded under Article VI of this Plan.

1.26	Restricted Stockholder. “Restricted Stockholder” shall mean an Employee, Director or consultant granted an award of Restricted Stock under Article VI of this Plan.

1.27	Rule 16b-3. “Rule 16b-3” shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

1.28	Stock Payment. “Stock Payment” shall mean (i) a payment in the form of shares of Common Stock, or (ii) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to an Employee, Director or consultant in cash, awarded under Article VII of this Plan.

1.29	Subsidiary. “Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

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ARTICLE II	Shares Subject to Plan

2.1	Shares Subject to Plan.

(a)	The shares of stock subject to Options, awards of Restricted Stock, Performance Awards, Dividend Equivalents, awards of Deferred Stock, or Stock Payments shall be Common Stock. The aggregate number of such shares which may be issued upon exercise of such options or rights or upon any such awards under the Plan shall, subject to the requirements of Section 9.4, not exceed Two Million (2,000,000), plus (i) any shares of Common Stock that, as of the Effective Date, are available for issuance under the Prior Plan (and that are not subject to outstanding awards under the Prior Plan as of the Effective Date) and (ii) any shares of Common Stock subject to outstanding awards under the Prior Plan as of the Effective Date that are not vested and/or subsequently expired or forfeited and cancelled, for any reason. Notwithstanding the foregoing, all outstanding awards under the Prior Plan as of the Effective Date shall remain subject to the terms of the Prior Plan. The shares of Common Stock issuable upon exercise of such options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

(b)	The maximum number of shares which may be subject to Options, Restricted Stock or Deferred Stock granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. The maximum value of Performance Awards granted under the Plan to any individual in any calendar year shall not exceed $4,000,000.

2.2	Add-back Restricted Stock Performance Awards, Dividend Equivalents, Awards of Deferred Stock or Stock Payments. If any Restricted Stock Performance Awards, Dividend Equivalents, Awards of Deferred Stock or Stock Payments, or other right to acquire shares of Common Stock under any other award under this Plan, expires or is forfeited and canceled without having been fully vested, the number of shares subject to such Restricted Stock Performance Awards, Dividend Equivalents, Awards of Deferred Stock or Stock Payments or other right but as to which such Restricted Stock Performance Awards, Dividend Equivalents, Awards of Deferred Stock or Stock Payments or other right was not vested prior to its expiration or cancellation may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the foregoing, shares of Common Stock subject to an award under this Plan shall not again be made available for issuance as awards under this Plan if such shares are (a) tendered in payment for an award, (b) delivered or withheld for payment of taxes, or (c) not issued or delivered as a result of a net settlement process.

ARTICLE III	Granting of Options

3.1	Eligibility. Any Employee, Director or consultant selected by the Committee pursuant to Section 3.4(a)(i) shall be eligible to be granted an Option.

3.2	Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary unless (a) at the time such Option is granted, the Option price is at least 110% of the Fair Market Value of the Common Stock subject to the Option and (b) such Option by its terms is not exercisable after the expiration of five years from date of grant.

3.3	Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an “incentive stock option” under Section 422 of the Code. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary.

3.4	Granting of Options

(a)	The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of this Plan:
(i)	Select from among the Employees, Directors or consultants (including Employees, Directors or consultants who have previously received Options or other awards under this Plan) such of them as in its opinion should be granted Options;

(ii)	Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Employees, Directors or consultants;

(iii)	Determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options; and

(iv)	Determine the terms and conditions of such Options, consistent with this Plan.

(b)	Upon the selection of an Employee, Director or consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

(c)	Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an “incentive stock option” under Section 422 of the Code.

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ARTICLE IV	Terms of Options

4.1	Option Agreement. Each Option shall be evidenced by a Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

4.2	Option Price. The price per share of the shares subject to each Option shall be set by the Committee; provided, however, that, except as provided in Section 8.1 with respect to assumed options, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

4.3	Option Term. The term of an Option shall be set by the Committee in its discretion; provided, however, that in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted.

4.4	Option Vesting.

(a)	The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

(b)	To the extent that the aggregate Fair Market Value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4(b), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

4.5	Restrictions on Repricing of Options. Except as provided in Section 9.3, the Committee may not, without approval of the Company’s stockholders, amend any outstanding Stock Option Agreement to lower the Option price of an underwater Option or cancel an outstanding underwater Option in exchange for cash, another award or an Option having a lower price.

ARTICLE V	Exercise of Options

5.1	Partial Exercise. An exercisable Option may be exercised in whole or in part; however, an Option shall not be exercisable with respect to fractional shares and the Committee may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

5.2	Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

(a)	A written notice complying with the applicable rules established by the Committee stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

(b)	Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee or Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c)	In the event that the Option shall be exercised pursuant to Section 9.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and
(d)	Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee may in its discretion or provide in the grant agreement (i) that payment may be made, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery not in excess of the aggregate exercise price of the Option or exercised portion thereof and subject to such other limitations as the Committee may impose thereon, (ii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof, (iii) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (iv) allow payment through a cashless-broker procedure approved by the Company, or (v) allow payment through any combination of the consideration provided above.

5.3	Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(a)	The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

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(b)	The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee shall, in its absolute discretion, deem necessary or advisable;

(c)	The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

(d)	The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience; and

(e)	The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

5.4	Rights as Stockholders. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

5.5	Ownership and Transfer Restrictions. The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Optionee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of granting such Option to such Optionee or (ii) one year after the transfer of such shares to such Optionee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

ARTICLE VI	Award of Restricted Stock

6.1	Award of Restricted Stock

(a)	The Committee shall from time to time, in its absolute discretion:

(i)	Select from among the Employees, Directors or consultants (including Employees, Directors or consultants who have previously received other awards under this Plan) such of them as in its opinion should be awarded Restricted Stock; and

(ii)	Determine the terms and conditions applicable to such Restricted Stock, consistent with this Plan, which may include the achievement of Performance Objectives.

(b)	Upon the selection of an Employee, Director or consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

6.2	Restricted Stock Agreement. Restricted Stock shall be issued only pursuant to a Restricted Stock Agreement, which shall be executed by the selected Employee, Director or consultant and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

6.3	Rights as Stockholders. Upon delivery of the shares of Restricted Stock to the escrow holder, the Restricted Stockholder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in a Restricted Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 6.4.

6.4	Restriction. All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that, by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

6.5	Escrow. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

6.6	Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

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ARTICLE VII	Performance Awards, Dividend Equivalents, Deferred Stock, Stock Payments

7.1	Performance Awards. Any Employee, Director or consultant selected by the Committee may be granted one or more Performance Awards. The value of such Performance Awards may be linked to the achievement of such specific Performance Objectives determined appropriate by the Committee over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Employee, Director or consultant.

7.2	Dividend Equivalents. Any Employee, Director or consultant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date, Deferred Stock or a Performance Award is granted, and the date such Deferred Stock or Performance Award vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee. Dividend Equivalents shall not be paid out prior to the time the underlying Deferred Stock or Performance Award vests.

7.3	Stock Payments. Any Employee, Director or consultant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Fair Market Value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

7.4	Deferred Stock. Any Employee, Director or consultant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the achievement of such specific Performance Objectives determined to be appropriate by the Committee over any period or periods determined by the Committee. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or Performance Objectives set by the Committee, as the case may be. Unless otherwise provided by the Committee, a Grantee of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the award has vested and the Common Stock underlying the award has been issued.

7.5	Performance Award Agreement, Dividend Equivalent Agreement, Deferred Stock Agreement, Stock Payment Agreement. Each Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be evidenced by an agreement, which shall be executed by the Grantee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

7.6	Term. The term of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be set by the Committee in its discretion.

7.7	Payment Upon Termination of Employment. A Performance Award, Dividend Equivalent, award of Deferred Stock and/ or Stock Payment is payable only while the Grantee is an Employee, Director or consultant; provided that the Committee may determine that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be paid subsequent to termination of employment or termination of directorship or consultancy without cause, or following a Change of Control of the Company, or because of the Grantee’s retirement, death or disability, or otherwise.

7.8	Payment. Payment of the amount determined under Section 7.1 or 7.2 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this Article VII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 5.3.

ARTICLE VIII	Administration

8.1	Committee. The Committee members shall be appointed by and hold office at the pleasure of the Board. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

8.2	Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Dividend Equivalents or Stock Payments are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such grant or award under this Plan need not be the same with respect to each Optionee, Grantee or Restricted Stockholder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

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8.3	Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

8.4	Compensation; Professional Assistance, Good Faith Actions. Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company’s officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, Grantees, Restricted Stockholders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, Options, awards of Restricted Stock or
Deferred Stock, Performance Awards, Dividend Equivalents or Stock Payments, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

8.5	Delegation of Authority by the Committee. Notwithstanding the preceding provisions of this Article VIII or any other provision of the Plan to the contrary, subject to the constraints of applicable law, the Committee may from time to time, in its sole discretion, delegate to the Chief Executive Officer of the Company the right to grant Awards under the Plan, insofar as such power to grant Awards relates to any person who is not then subject to section 16 of the Exchange Act (including any successor section to the same or similar effect). Any such delegation may be effective only so long as the Chief Executive Officer of the Company is a member of the Board, and the Committee may revoke such delegation at any time. The Committee may put any conditions and restrictions on the powers that may be exercised by the Chief Executive Officer of the Company upon such delegation as the Committee determines in its sole discretion.

ARTICLE IX	Miscellaneous Provisions

9.1	Not Transferable. Except as provided below, Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Dividend Equivalents or Stock Payments under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a QDRO, unless and until such rights or awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed. No Option, Restricted Stock award, Deferred Stock award, Performance Award, Dividend Equivalent or Stock Payment or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee, Grantee or Restricted Stockholder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence. An Optionee may, with the consent of the Committee, transfer a Nonqualified Stock Option to such family members and persons as may be permitted by this Committee, subject to such restrictions and limitations, if any, that the Committee, in its discretion, may impose on such transfer.

During the lifetime of the Optionee or Grantee, only they may exercise an Option or other right or award (or any portion thereof) granted to them under the Plan unless it has been disposed of pursuant to a QDRO. After the death of the Optionee or Grantee, any exercisable portion of an Option or other right or award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement or other agreement, be exercised by their personal representative or by any person empowered to do so under the deceased Optionee’s or Grantee’s will or under the then applicable laws of descent and distribution.

9.2	Amendment, Suspension or Termination of this Plan. This Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company’s stockholders given within twelve months before or after the action by the Committee, no action of the Committee may, except as provided in Section 9.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan or reduce the exercise price of an Option, and no action of the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Dividend Equivalents or Stock Payments, materially alter or impair any rights or obligations under any Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Dividend Equivalents or Stock Payments theretofore granted or awarded, unless the award itself otherwise expressly so provides. No Options, Restricted Stock, Deferred Stock, Performance Awards, Dividend Equivalents or Stock Payments may be granted or awarded during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

	(a)	The expiration of ten years from the date the Plan is adopted by the Board; or

	(b)	The expiration of ten years from the date the Plan is approved by the Company’s stockholders under Section 9.4.

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9.3	Changes in Common Stock or Assets of the Company; Acquisition or Liquidation of the Company and Other Corporate Events.

(a)	Subject to Section 9.3(e), in the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spinoff, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee’s sole discretion, affects the Common Stock such that an adjustment is determined by the, Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, Restricted Stock award, Performance Award, Dividend Equivalent, Deferred Stock award or Stock Payment, then the Committee shall, in such manner as it may deem equitable, adjust any or all of

(i)	the number and kind of shares of Common Stock (or other securities or property) with respect to which Options, Performance Awards, Dividend Equivalents or Stock Payments may be granted under the Plan, or which may be granted as Restricted Stock or Deferred Stock (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

(ii)	the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Awards, Dividend Equivalents, or Stock Payments, and in the number and kind of shares of outstanding Restricted Stock or Deferred Stock, and

(iii)	the grant or exercise price with respect to any Option, Performance Award, Dividend Equivalent or Stock Payment.

(b)	Subject to Section 9.3(e), in the event of any corporate transaction or other event described in Section 9.3(a) which results in shares of Common Stock being exchanged for or converted into cash, securities (including securities of another corporation) or other property, the Committee will have the right to terminate this Plan as of the date of the event or transaction, in which case all options, rights and other awards granted under this Plan shall become the right to receive such cash, securities or other property, net of any applicable exercise price.

(c)	Subject to Section 9.3(e), in the event of any corporate transaction or other event described in Section 9.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee in its discretion is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any option, right or other award under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i)	In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either automatically or upon the Optionee’s request, for either the purchase of any such Option, Performance Award, Dividend Equivalent, or Stock Payment, or any Restricted Stock or Deferred Stock for an amount of cash equal to the amount that could have been attained upon the exercise of such option, right or award or realization of the Optionee’s rights had such option, right or award been currently exercisable or payable or the replacement of such option, right or award with other rights or property selected by the Committee in its sole discretion;

(ii)	In its sole and absolute discretion, the Committee may provide, either by the terms of such Option, Performance Award, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event that it cannot be exercised after such event;

(iii)	In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of such Option, Performance Award, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event, that, for a specified period of time prior to such transaction or event, such option, right or award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (1) Section 4.4 or (2) the provisions of such Option, Performance Award, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock;

(iv)	In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of such Option, Performance Award, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event, that upon such event, such option, right or award be assumed by the successor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(v)	In its discretion, and on such terms and conditions as it deems appropriate, the Committee may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Awards, Dividend Equivalents, or Stock Payments, and in the

71

EXHIBIT A

number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

(vi)	In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide either by the terms of a Restricted Stock award or Deferred Stock award or by action taken prior to the occurrence of such event that, for a specified period of time prior to such event, the restrictions imposed under a Restricted Stock Agreement or a Deferred Stock Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated; and

(vii)	In its discretion, and on such terms and conditions as it deems appropriate, the Committee may make adjustments to the Performance Objectives of any outstanding award.

(d)	Notwithstanding anything in Sections 9.3(a), 9.3(c) or 9.3(e) to the contrary, except to the extent an award agreement expressly provides to the contrary, in the event of a Change of Control of the Company, all outstanding awards automatically shall become fully vested immediately prior to such Change of Control (or such earlier time as set by the Committee), all restrictions, if any, with respect to such awards shall lapse, and all performance criteria, if any, with respect to such awards shall be deemed to have been met at their target level.

9.4	Approval of Plan by Stockholders. The Plan will be submitted for the approval of the Company’s stockholders within twelve months after the Effective Date. Options, Performance Awards, Dividend Equivalents, Stock Payments or Deferred Stock may be granted or awarded prior to such stockholder approval with respect to the shares of Common Stock authorized for awards under Section 2.1, provided that such Options, Performance Awards, Dividend Equivalents, Stock Payments or Deferred Stock shall not be exercisable and/or shall not vest prior to the time when the Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all such Options, Performance Awards, Dividend Equivalents, Stock Payments or Deferred Stock previously granted or awarded under this Plan, shall thereupon be canceled and become null and void.

9.5	Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee, Grantee or Restricted Stockholder of any sums required by applicable tax law to be withheld with respect to the issuance, vesting or exercise of any Option, Restricted Stock, Deferred Stock, Performance Award, Dividend Equivalent or Stock Payment. Subject to the timing requirements of Section 5.3, the Committee may, in its discretion and in satisfaction of the foregoing requirement, allow such Optionee, Grantee or Restricted Stockholder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option or afterward (or allow the return of shares of Common Stock) having a Fair Market Value not to exceed withholding determined by the maximum individual statutory tax rate in the applicable jurisdiction. Notwithstanding the foregoing, any such person who is subject to Section 16b with respect to Company Stock may direct that the Company’s tax withholding obligation be satisfied by withholding the appropriate number of shares from such award and/or the “constructive” tender of already-owned shares of Common Stock.

9.6	Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of this Plan, this Plan, and any Option, Performance Award, Dividend Equivalent or Stock Payment granted, or Restricted Stock or Deferred Stock awarded, to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan, Options, Performance Awards, Dividend Equivalents, Stock Payments, Restricted Stock and Deferred Stock granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

9.7	Limitations Applicable to Awards. Provisions of Article VI and Article VII to the contrary notwithstanding, and subject to the exceptions provided below, awards of Restricted Stock, stock-based Performance Awards, full value Stock Payments and Deferred Stock shall be subject to a minimum one-year vesting period if performance-based and shall be subject to a minimum three-year vesting period (1/3 each year) if solely tenure-based. Notwithstanding the foregoing, (i) vesting may be accelerated upon death, disability, retirement or Change of Control (of the Company, or a division of the Company respecting divisional Grantees) and (ii) vesting may occur earlier than the minimums set forth above with respect to a number of shares from awards or grants which shares in the aggregate do not exceed the result of multiplying 5% times the total cumulative number of shares authorized under the Plan commencing with the Plan’s inception. The calculation of the number of shares which are not Otherwise Exempt Shares and which are covered by the exception in clause (ii) immediately above shall be made at the time of award except in the case of an acceleration of the vesting period in which case the calculation shall be made at the time of acceleration. “Otherwise Exempt Shares” are shares which meet the minimum vesting requirements of the first sentence of this Section 9.7; or are entitled to the benefit of clause (i) of this Section 9.7. Provisions of the Plan to the contrary notwithstanding, discretionary awards to Directors, specifically excluding awards to directors related to their annual retainer, shall be determined solely by the independent Compensation Committee.

9.8	Stock Ownership and Retention Guidelines. Common Stock issued pursuant to awards under the Plan shall be subject to the provisions of any applicable stock ownership and retention guidelines adopted by the Company. Notwithstanding any provision of the Plan or any award agreement to the contrary, the Company reserves the right, without the consent of any recipient of any award under the Plan, to adopt any such stock ownership and retention guidelines, including such guidelines applicable to the Plan or any award agreement.

72    2018 Proxy Statement

EXHIBIT A

9.9	Effect of Plan Upon Options and Compensation Plans. This Plan amendment and restatement shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, Directors or consultants of the Company or any Subsidiary or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, entity or association.

9.10	Compliance with Laws. This Plan, the granting and vesting of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Dividend Equivalents or Stock Payments under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options, Performance Awards, Dividend Equivalents or Stock Payments granted or Restricted Stock or Deferred Stock awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Dividend Equivalents or Stock Payments granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

9.11	Clawback Policy. To the extent required by applicable law or any applicable securities exchange listing standards, or as otherwise determined by the Committee, awards and amounts paid or payable pursuant to or with respect to awards shall be subject to the provisions of any applicable clawback policies or procedures adopted by the Company which clawback policies or procedures may provide for forfeiture, repurchase and/or recoupment of awards and amounts paid or payable pursuant to or with respect to awards. Notwithstanding any provision of the Plan or any award agreement to the contrary, the Company reserves the right, without the consent of any recipient of any award under the Plan, to adopt any such clawback policies and procedures, including such policies and procedures applicable to the Plan or any award agreement with retroactive effect.

9.12	Compliance with Section 409A. Notwithstanding anything in this Plan to the contrary, if any provision of the Plan or any award document would result in the imposition of the additional tax under Section 409A of the Code (“Section 409A”), that Plan or award provision may be reformed, to the extent permitted by Section 409A, to avoid imposition of the additional tax and no action taken by the Company to have the award comply with Section 409A shall be deemed to materially adversely affect the recipient’s rights with respect to the award. Further, if any payment or benefit provided for under an award would be subject to additional taxes and interest under Section 409A if the recipient’s receipt of such payment or benefit is not delayed in accordance with the requirements of Section 409A(a)(2)(B)(i) of the Code, then such payment or benefit shall not be provided to the recipient (or the recipient’s estate, if applicable) until the earlier of (i) the date of the recipient’s death or (ii) the date that is six months after the date of the recipient’s separation from service with the Company.

9.13	Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

9.14	Governing Law. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Texas without regard to conflicts of laws thereof.

73

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., EDT, on May 7, 2018.

Vote by Internet
●	Go to www.investorvote.com/OIS
●	Or scan the QR code with your smartphone
●	Follow the steps outlined on the secure website

Vote by telephone
●	Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
●	Follow the instructions provided by the recorded message

Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Items — The Board of Directors recommends a vote “FOR” all director nominees and the following proposals:
1. ELECTION OF DIRECTORS:	01 - S. James Nelson, Jr.	02 - William T. Van Kleef

☐	Mark here to vote FOR all nominees	☐	Mark here to WITHHOLD vote from all nominees	☐	For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

		For	Against	Abstain
2.	TO APPROVE, ON AN ADVISORY BASIS, THE COMPANY’S EXECUTIVE COMPENSATION	☐	☐	☐

3.	TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018	☐	☐	☐

		For	Against	Abstain
4.	TO APPROVE THE OIL STATES INTERNATIONAL, INC. 2018 EQUITY PARTICIPATION PLAN	☐	☐	☐

5.	IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS(S) THEREOF.

B	Non-Voting Items
Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Annual Meeting.	☐

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

02SGFD

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — OIL STATES INTERNATIONAL, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 8, 2018

The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Oil States International, Inc. (the “Company”) to be held on May 8, 2018, and the Proxy Statement in connection therewith, each dated March 23, 2018 and (2) constitutes and appoints Cindy B. Taylor and Lloyd A. Hajdik and each of her or his attorneys and proxies, with full power of substitution to each, for and in the name, place, and stead of the undersigned, to vote, and to act with respect to, all of the shares of common stock of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act at that meeting and at any meeting(s) (“Adjournment(s)”) to which that meeting is adjourned, as indicated on reverse:

THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE OF THIS CARD. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, FOR THE APPROVAL, ON AN ADVISORY BASIS, THE COMPANY’S EXECUTIVE COMPENSATION, AND FOR THE APPROVAL OF THE OIL STATES INTERNATIONAL, INC. 2018 EQUITY PARTICIPATION PLAN. IN ORDER FOR THIS PROXY TO BE VALID, IT MUST BE SIGNED ON THE REVERSE SIDE OF THIS CARD.

IN THEIR DISCRETION, MRS. TAYLOR AND MR. HAJDIK (AND EACH OF HER OR HIS ATTORNEYS AND PROXIES) ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

(Continued and to be marked, dated and signed, on the other side)